REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Paragon Separate Account B
and Board of Directors of
Metropolitan Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Paragon Separate Account B (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2A as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Divisions, except for the Division included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Division and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Division Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Morgan Stanley VIF Growth Division	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, 2021, 2020, and the period from April 29, 2019 (commencement of operations) through December 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 24, 2023

We have served as the Separate Account's auditor since 2000.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2022

	American Funds® New World® Division	American Funds® U.S. Government Securities Division	BHFTI Brighthouse/ abrdn Emerging Markets Equity Division	BHFTI Brighthouse/ Wellington Large Cap Research Division
Assets:
Investments at fair value	$4,287,004	$1,264,499	$7,252,289	$5,199,069
Accrued dividends	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—
Total Assets	4,287,004	1,264,499	7,252,289	5,199,069
Liabilities:
Accrued fees	—	26	—	—
Due to Metropolitan Life Insurance Company	—	—	—	—
Total Liabilities	—	26	—	—
Net Assets	$4,287,004	$1,264,473	$7,252,289	$5,199,069

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2022

	BHFTI Invesco Global Equity Division	BHFTI Loomis Sayles Growth Division	BHFTII BlackRock Capital Appreciation Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII MetLife Aggregate Bond Index Division
Assets:
Investments at fair value	$15,878,478	$3,194,322	$7,771,375	$5,592,407	$5,957,561
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	1	—	1
Total Assets	15,878,478	3,194,322	7,771,376	5,592,407	5,957,562
Liabilities:
Accrued fees	—	—	—	—	37
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	37
Net Assets	$15,878,478	$3,194,322	$7,771,376	$5,592,407	$5,957,525

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Mid Cap Stock Index Division	BHFTII MetLife MSCI EAFE® Index Division	BHFTII MetLife Russell 2000® Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division
Assets:
Investments at fair value	$38,899,660	$7,578,381	$42,202,868	$79,865,014	$22,566,404
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	38,899,660	7,578,381	42,202,868	79,865,014	22,566,404
Liabilities:
Accrued fees	—	39	—	—	48
Due to Metropolitan Life Insurance Company	—	1	—	—	1
Total Liabilities	—	40	—	—	49
Net Assets	$38,899,660	$7,578,341	$42,202,868	$79,865,014	$22,566,355

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2022

	BHFTII MFS® Value Division	BHFTII Western Asset Management Strategic Bond Opportunities Division	DWS I Capital Growth VIP Division	DWS I Core Equity VIP Division	DWS I CROCI® International VIP Division
Assets:
Investments at fair value	$6,413,434	$1,299,232	$772,887	$446,321	$8,409,976
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	6,413,434	1,299,232	772,887	446,321	8,409,976
Liabilities:
Accrued fees	—	28	47	27	27
Due to Metropolitan Life Insurance Company	—	—	1	1	1
Total Liabilities	—	28	48	28	28
Net Assets	$6,413,434	$1,299,204	$772,839	$446,293	$8,409,948

The accompanying notes are an integral part of these financial statements.

	DWS I Global Small Cap VIP Division	DWS II Global Income Builder VIP Division	DWS II Government Money Market VIP Division	DWS II Small Mid Cap Growth VIP Division	Fidelity® VIP Asset Manager Division
Assets:
Investments at fair value	$240,561	$278,311	$16,114,426	$127,787	$88,238
Accrued dividends	—	—	29,819	—	—
Due from Metropolitan Life Insurance Company	—	—	21	—	—
Total Assets	240,561	278,311	16,144,266	127,787	88,238
Liabilities:
Accrued fees	15	17	46	29	45
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	15	17	46	29	45
Net Assets	$240,546	$278,294	$16,144,220	$127,758	$88,193

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2022

	Fidelity® VIP Asset Manager: Growth Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Equity-Income Division	Fidelity® VIP Freedom 2010 Division	Fidelity® VIP Freedom 2020 Division
Assets:
Investments at fair value	$353,273	$56,063,412	$26,807,222	$852,376	$4,166,787
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	2,046,045	1	—
Total Assets	353,273	56,063,412	28,853,267	852,377	4,166,787
Liabilities:
Accrued fees	22	—	23	—	—
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	22	—	23	—	—
Net Assets	$353,251	$56,063,412	$28,853,244	$852,377	$4,166,787

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Government Money Market Division	Fidelity® VIP Growth Division
Assets:
Investments at fair value	$11,182,810	$8,514,124	$4,062,893	$1,289,544	$45,043,662
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	11,182,810	8,514,124	4,062,893	1,289,544	45,043,662
Liabilities:
Accrued fees	—	—	—	78	29
Due to Metropolitan Life Insurance Company	1	4	—	—	1
Total Liabilities	1	4	—	78	30
Net Assets	$11,182,809	$8,514,120	$4,062,893	$1,289,466	$45,043,632

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2022

	Fidelity® VIP High Income Division	Fidelity® VIP Index 500 Division	Fidelity® VIP Investment Grade Bond Division	Fidelity® VIP Mid Cap Division	Fidelity® VIP Overseas Division
Assets:
Investments at fair value	$255,570	$77,350,539	$861,083	$10,537,459	$646,534
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	255,570	77,350,539	861,083	10,537,459	646,534
Liabilities:
Accrued fees	37	38	47	—	40
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	37	38	47	—	40
Net Assets	$255,533	$77,350,501	$861,036	$10,537,459	$646,494

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Real Estate Division	Fidelity® VIP Value Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Equity and Income Division	Invesco V.I. Global Core Equity Division
Assets:
Investments at fair value	$1,004,144	$504,072	$275,804	$10,143	$354,577
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	1,004,144	504,072	275,804	10,143	354,577
Liabilities:
Accrued fees	62	31	20	14	26
Due to Metropolitan Life Insurance Company	—	1	1	—	—
Total Liabilities	62	32	21	14	26
Net Assets	$1,004,082	$504,040	$275,783	$10,129	$354,551

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2022

	Invesco V.I. High Yield Division	MFS® VIT Global Equity Division	MFS® VIT Growth Division	MFS® VIT Investors Trust Division	MFS® VIT Mid Cap Growth Division
Assets:
Investments at fair value	$8,106	$10,193,714	$21,573,324	$125,683	$207,112
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	8,106	10,193,714	21,573,324	125,683	207,112
Liabilities:
Accrued fees	41	59	50	8	13
Due to Metropolitan Life Insurance Company	1	1	—	—	—
Total Liabilities	42	60	50	8	13
Net Assets	$8,064	$10,193,654	$21,573,274	$125,675	$207,099

The accompanying notes are an integral part of these financial statements.

	MFS® VIT New Discovery Division	MFS® VIT Research Division	MFS® VIT Total Return Division	MFS® VIT Total Return Bond Division	MFS® VIT Utilities Division
Assets:
Investments at fair value	$412,251	$160,993	$557,528	$6,238,089	$82,188
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	412,251	160,993	557,528	6,238,089	82,188
Liabilities:
Accrued fees	25	—	34	12	35
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	25	—	34	12	35
Net Assets	$412,226	$160,993	$557,494	$6,238,077	$82,153

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2022

	MFS® VIT Value Division	MFS® VIT II Core Equity Division	MFS® VIT II High Yield Division	MFS® VIT II Income Division	MFS® VIT II Massachusetts Investors Growth Stock Division
Assets:
Investments at fair value	$367,439	$81,597	$19,441	$1,549	$333,766
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	1	—	—	—	—
Total Assets	367,440	81,597	19,441	1,549	333,766
Liabilities:
Accrued fees	23	44	48	9	—
Due to Metropolitan Life Insurance Company	—	1	—	—	—
Total Liabilities	23	45	48	9	—
Net Assets	$367,417	$81,552	$19,393	$1,540	$333,766

The accompanying notes are an integral part of these financial statements.

	MFS® VIT II U.S. Government Money Market Division	Morgan Stanley VIF Global Infrastructure Division	Morgan Stanley VIF Global Strategist Division	Morgan Stanley VIF Growth Division	Morgan Stanley VIS Income Plus Division
Assets:
Investments at fair value	$2,937,424	$42,235	$41,256	$477,163	$20,778
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	2,937,424	42,235	41,256	477,163	20,778
Liabilities:
Accrued fees	21	3	46	34	35
Due to Metropolitan Life Insurance Company	—	—	1	1	—
Total Liabilities	21	3	47	35	35
Net Assets	$2,937,403	$42,232	$41,209	$477,128	$20,743

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2022

	Putnam VT Diversified Income Division	Putnam VT Emerging Markets Equity Division	Putnam VT Focused International Equity Division	Putnam VT Global Asset Allocation Division	Putnam VT Government Money Market Division
Assets:
Investments at fair value	$181,553	$73,051	$304,999	$220,106	$107,100
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	181,553	73,051	304,999	220,106	107,100
Liabilities:
Accrued fees	11	37	—	50	49
Due to Metropolitan Life Insurance Company	1	1	1	—	—
Total Liabilities	12	38	1	50	49
Net Assets	$181,541	$73,013	$304,998	$220,056	$107,051

The accompanying notes are an integral part of these financial statements.

	Putnam VT Growth Opportunities Division	Putnam VT High Yield Division	Putnam VT Income Division	Putnam VT International Equity Division	Putnam VT International Value Division
Assets:
Investments at fair value	$9,780,636	$6,984,074	$6,805,278	$230,384	$45,660
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	9,780,636	6,984,074	6,805,278	230,384	45,660
Liabilities:
Accrued fees	29	7	21	75	13
Due to Metropolitan Life Insurance Company	—	1	—	—	—
Total Liabilities	29	8	21	75	13
Net Assets	$9,780,607	$6,984,066	$6,805,257	$230,309	$45,647

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)
December 31, 2022

	Putnam VT Large Cap Value Division	Putnam VT Multi-Cap Core Division	Putnam VT Sustainable Leaders Division	T. Rowe Price ES All-Cap Opportunities Division
Assets:
Investments at fair value	$9,625,859	$288,075	$16,049,076	$21,717,709
Accrued dividends	—	—	—	—
Due from Metropolitan Life Insurance Company	4	—	—	—
Total Assets	9,625,863	288,075	16,049,076	21,717,709
Liabilities:
Accrued fees	29	18	—	—
Due to Metropolitan Life Insurance Company	—	—	—	—
Total Liabilities	29	18	—	—
Net Assets	$9,625,834	$288,057	$16,049,076	$21,717,709

The accompanying notes are an integral part of these financial statements.

	T. Rowe Price ES Equity Income Division	T. Rowe Price ES Mid-Cap Growth Division	T. Rowe Price ES Moderate Allocation Division	T. Rowe Price FIS Limited-Term Bond Division
Assets:
Investments at fair value	$38,190	$750,351	$22,042,719	$6,192,625
Accrued dividends	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	—
Total Assets	38,190	750,351	22,042,719	6,192,625
Liabilities:
Accrued fees	49	46	11	—
Due to Metropolitan Life Insurance Company	1	—	—	—
Total Liabilities	50	46	11	—
Net Assets	$38,140	$750,305	$22,042,708	$6,192,625

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
For the year ended December 31, 2022

	American Funds® New World® Division	American Funds® U.S. Government Securities Division	BHFTI Brighthouse/ abrdn Emerging Markets Equity Division	BHFTI Brighthouse/ Wellington Large Cap Research Division	BHFTI Invesco Global Equity Division
Investment Income:
Dividends	$68,294	$51,538	$77,910	$36,438	$—
Expenses:
Mortality and expense risk charges	31,449	9,120	22,765	38,226	29,227
Net investment income (loss)	36,845	42,418	55,145	(1,788)	(29,227)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	368,466	—	1,092,890	1,064,963	2,519,911
Realized gains (losses) on sale of investments	(32,666)	(61,988)	(45,348)	(43,275)	117,876
Net realized gains (losses)	335,800	(61,988)	1,047,542	1,021,688	2,637,787
Change in unrealized gains (losses) on investments	(1,488,699)	(127,767)	(3,573,848)	(2,145,308)	(10,229,392)
Net realized and change in unrealized gains (losses) on investments	(1,152,899)	(189,755)	(2,526,306)	(1,123,620)	(7,591,605)
Net increase (decrease) in net assets resulting from operations	$(1,116,054)	$(147,337)	$(2,471,161)	$(1,125,408)	$(7,620,832)

The accompanying notes are an integral part of these financial statements.

	BHFTI Loomis Sayles Growth Division	BHFTII BlackRock Capital Appreciation Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Mid Cap Stock Index Division
Investment Income:
Dividends	$—	$—	$—	$171,990	$454,927
Expenses:
Mortality and expense risk charges	24,845	64,094	39,890	13,180	46,920
Net investment income (loss)	(24,845)	(64,094)	(39,890)	158,810	408,007
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	288,298	2,287,178	—	—	6,541,887
Realized gains (losses) on sale of investments	(118,799)	(244,883)	783	(73,706)	(158)
Net realized gains (losses)	169,499	2,042,295	783	(73,706)	6,541,729
Change in unrealized gains (losses) on investments	(1,302,926)	(6,323,900)	76,540	(964,421)	(13,206,448)
Net realized and change in unrealized gains (losses) on investments	(1,133,427)	(4,281,605)	77,323	(1,038,127)	(6,664,719)
Net increase (decrease) in net assets resulting from operations	$(1,158,272)	$(4,345,699)	$37,433	$(879,317)	$(6,256,712)

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2022

	BHFTII MetLife MSCI EAFE® Index Division	BHFTII MetLife Russell 2000® Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division	BHFTII MFS® Value Division
Investment Income:
Dividends	$276,718	$481,812	$1,113,432	$422,922	$104,834
Expenses:
Mortality and expense risk charges	13,402	209,591	47,070	16,684	46,409
Net investment income (loss)	263,316	272,221	1,066,362	406,238	58,425
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	195,142	7,953,190	7,734,175	2,239,456	869,917
Realized gains (losses) on sale of investments	14,479	125,575	1,347,259	(99,521)	27,739
Net realized gains (losses)	209,621	8,078,765	9,081,434	2,139,935	897,656
Change in unrealized gains (losses) on investments	(1,721,556)	(19,444,126)	(28,617,597)	(5,061,060)	(1,385,134)
Net realized and change in unrealized gains (losses) on investments	(1,511,935)	(11,365,361)	(19,536,163)	(2,921,125)	(487,478)
Net increase (decrease) in net assets resulting from operations	$(1,248,619)	$(11,093,140)	$(18,469,801)	$(2,514,887)	$(429,053)

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Division	DWS I Capital Growth VIP Division	DWS I Core Equity VIP Division	DWS I CROCI® International VIP Division	DWS I Global Small Cap VIP Division
Investment Income:
Dividends	$77,897	$1,058	$4,031	$271,196	$1,532
Expenses:
Mortality and expense risk charges	10,050	7,380	3,869	62,920	2,041
Net investment income (loss)	67,847	(6,322)	162	208,276	(509)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	186,494	71,118	—	49,184
Realized gains (losses) on sale of investments	(55,337)	(12,183)	9,080	(132,473)	(8,661)
Net realized gains (losses)	(55,337)	174,311	80,198	(132,473)	40,523
Change in unrealized gains (losses) on investments	(267,143)	(607,962)	(193,033)	(1,405,578)	(123,090)
Net realized and change in unrealized gains (losses) on investments	(322,480)	(433,651)	(112,835)	(1,538,051)	(82,567)
Net increase (decrease) in net assets resulting from operations	$(254,633)	$(439,973)	$(112,673)	$(1,329,775)	$(83,076)

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2022

	DWS II Global Income Builder VIP Division	DWS II Government Money Market VIP Division	DWS II Small Mid Cap Growth VIP Division	Fidelity® VIP Asset Manager Division	Fidelity® VIP Asset Manager: Growth Division
Investment Income:
Dividends	$10,371	$205,179	$—	$1,935	$6,852
Expenses:
Mortality and expense risk charges	2,376	120,629	1,249	618	2,479
Net investment income (loss)	7,995	84,550	(1,249)	1,317	4,373
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	30,090	—	32,489	4,777	18,961
Realized gains (losses) on sale of investments	(4,737)	—	(43,700)	(2,617)	46
Net realized gains (losses)	25,353	—	(11,211)	2,160	19,007
Change in unrealized gains (losses) on investments	(92,977)	—	(59,494)	(16,843)	(85,731)
Net realized and change in unrealized gains (losses) on investments	(67,624)	—	(70,705)	(14,683)	(66,724)
Net increase (decrease) in net assets resulting from operations	$(59,629)	$84,550	$(71,954)	$(13,366)	$(62,351)

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Contrafund® Division	Fidelity® VIP Equity-Income Division	Fidelity® VIP Freedom 2010 Division	Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2030 Division
Investment Income:
Dividends	$314,366	$559,754	$19,666	$92,371	$231,757
Expenses:
Mortality and expense risk charges	465,780	227,913	6,753	33,718	88,896
Net investment income (loss)	(151,414)	331,841	12,913	58,653	142,861
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,973,606	982,717	55,485	451,567	808,677
Realized gains (losses) on sale of investments	1,702,409	629,169	57,119	(89,513)	24,777
Net realized gains (losses)	4,676,015	1,611,886	112,604	362,054	833,454
Change in unrealized gains (losses) on investments	(25,732,820)	(3,812,474)	(271,835)	(1,274,023)	(3,380,843)
Net realized and change in unrealized gains (losses) on investments	(21,056,805)	(2,200,588)	(159,231)	(911,969)	(2,547,389)
Net increase (decrease) in net assets resulting from operations	$(21,208,219)	$(1,868,747)	$(146,318)	$(853,316)	$(2,404,528)

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2022

	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Government Money Market Division	Fidelity® VIP Growth Division	Fidelity® VIP High Income Division
Investment Income:
Dividends	$144,465	$66,648	$16,798	$307,216	$13,352
Expenses:
Mortality and expense risk charges	64,725	29,175	8,970	374,215	1,956
Net investment income (loss)	79,740	37,473	7,828	(66,999)	11,396
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	717,224	297,191	—	3,698,467	—
Realized gains (losses) on sale of investments	13,076	15,815	—	820,386	(10,400)
Net realized gains (losses)	730,300	313,006	—	4,518,853	(10,400)
Change in unrealized gains (losses) on investments	(2,691,285)	(1,158,551)	—	(19,690,152)	(35,363)
Net realized and change in unrealized gains (losses) on investments	(1,960,985)	(845,545)	—	(15,171,299)	(45,763)
Net increase (decrease) in net assets resulting from operations	$(1,881,245)	$(808,072)	$7,828	$(15,238,298)	$(34,367)

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Index 500 Division	Fidelity® VIP Investment Grade Bond Division	Fidelity® VIP Mid Cap Division	Fidelity® VIP Overseas Division	Fidelity® VIP Real Estate Division
Investment Income:
Dividends	$1,225,060	$20,141	$54,383	$7,232	$15,118
Expenses:
Mortality and expense risk charges	623,300	6,721	81,217	4,923	8,486
Net investment income (loss)	601,760	13,420	(26,834)	2,309	6,632
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	647,645	47,338	708,531	5,897	33,673
Realized gains (losses) on sale of investments	4,833,390	(42,752)	10,231	5,333	3,088
Net realized gains (losses)	5,481,035	4,586	718,762	11,230	36,761
Change in unrealized gains (losses) on investments	(24,385,383)	(153,478)	(2,613,798)	(221,671)	(429,224)
Net realized and change in unrealized gains (losses) on investments	(18,904,348)	(148,892)	(1,895,036)	(210,441)	(392,463)
Net increase (decrease) in net assets resulting from operations	$(18,302,588)	$(135,472)	$(1,921,870)	$(208,132)	$(385,831)

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2022

	Fidelity® VIP Value Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Equity and Income Division	Invesco V.I. Global Core Equity Division	Invesco V.I. High Yield Division
Investment Income:
Dividends	$6,660	$5,313	$203	$1,313	$403
Expenses:
Mortality and expense risk charges	3,773	2,536	94	3,243	77
Net investment income (loss)	2,887	2,777	109	(1,930)	326
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	16,886	34,854	1,547	25,196	—
Realized gains (losses) on sale of investments	10,197	15,040	(807)	(11,448)	(730)
Net realized gains (losses)	27,083	49,894	740	13,748	(730)
Change in unrealized gains (losses) on investments	(55,111)	(60,027)	(1,991)	(107,647)	(595)
Net realized and change in unrealized gains (losses) on investments	(28,028)	(10,133)	(1,251)	(93,899)	(1,325)
Net increase (decrease) in net assets resulting from operations	$(25,141)	$(7,356)	$(1,142)	$(95,829)	$(999)

The accompanying notes are an integral part of these financial statements.

	MFS® VIT Global Equity Division	MFS® VIT Growth Division	MFS® VIT Investors Trust Division	MFS® VIT Mid Cap Growth Division	MFS® VIT New Discovery Division
Investment Income:
Dividends	$55,066	$—	$892	$—	$—
Expenses:
Mortality and expense risk charges	79,999	184,635	987	1,670	3,365
Net investment income (loss)	(24,933)	(184,635)	(95)	(1,670)	(3,365)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,033,326	2,815,904	17,090	31,583	136,373
Realized gains (losses) on sale of investments	169,057	518,947	3,832	(2,418)	(12,093)
Net realized gains (losses)	1,202,383	3,334,851	20,922	29,165	124,280
Change in unrealized gains (losses) on investments	(3,500,674)	(13,550,899)	(46,871)	(114,505)	(303,500)
Net realized and change in unrealized gains (losses) on investments	(2,298,291)	(10,216,048)	(25,949)	(85,340)	(179,220)
Net increase (decrease) in net assets resulting from operations	$(2,323,224)	$(10,400,683)	$(26,044)	$(87,010)	$(182,585)

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2022

	MFS® VIT Research Division	MFS® VIT Total Return Division	MFS® VIT Total Return Bond Division	MFS® VIT Utilities Division	MFS® VIT Value Division
Investment Income:
Dividends	$830	$9,691	$186,454	$1,959	$5,111
Expenses:
Mortality and expense risk charges	1,277	4,187	53	599	2,721
Net investment income (loss)	(447)	5,504	186,401	1,360	2,390
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	21,673	48,473	78,578	3,104	21,783
Realized gains (losses) on sale of investments	2,269	3,482	(145,331)	2,037	6,945
Net realized gains (losses)	23,942	51,955	(66,753)	5,141	28,728
Change in unrealized gains (losses) on investments	(59,064)	(120,673)	(1,223,080)	(6,403)	(57,464)
Net realized and change in unrealized gains (losses) on investments	(35,122)	(68,718)	(1,289,833)	(1,262)	(28,736)
Net increase (decrease) in net assets resulting from operations	$(35,569)	$(63,214)	$(1,103,432)	$98	$(26,346)

The accompanying notes are an integral part of these financial statements.

	MFS® VIT II Core Equity Division	MFS® VIT II High Yield Division	MFS® VIT II Income Division	MFS® VIT II Massachusetts Investors Growth Stock Division	MFS® VIT II U.S. Government Money Market Division
Investment Income:
Dividends	$259	$991	$44	$376	$35,199
Expenses:
Mortality and expense risk charges	601	127	8	2,695	278
Net investment income (loss)	(342)	864	36	(2,319)	34,921
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	9,087	—	12	48,655	—
Realized gains (losses) on sale of investments	221	(828)	(204)	4,458	—
Net realized gains (losses)	9,308	(828)	(192)	53,113	—
Change in unrealized gains (losses) on investments	(25,451)	(1,942)	(17)	(136,203)	—
Net realized and change in unrealized gains (losses) on investments	(16,143)	(2,770)	(209)	(83,090)	—
Net increase (decrease) in net assets resulting from operations	$(16,485)	$(1,906)	$(173)	$(85,409)	$34,921

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2022

	Morgan Stanley VIF Global Infrastructure Division	Morgan Stanley VIF Global Strategist Division	Morgan Stanley VIF Growth Division	Morgan Stanley VIS Income Plus Division	Putnam VT Diversified Income Division
Investment Income:
Dividends	$1,261	$—	$—	$402	$12,504
Expenses:
Mortality and expense risk charges	393	378	6,054	197	1,363
Net investment income (loss)	868	(378)	(6,054)	205	11,141
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,463	7,180	313,792	387	3,783
Realized gains (losses) on sale of investments	(582)	(3,961)	(128,541)	(1,162)	(1,676)
Net realized gains (losses)	1,881	3,219	185,251	(775)	2,107
Change in unrealized gains (losses) on investments	(6,780)	(11,379)	(917,796)	(3,769)	(18,399)
Net realized and change in unrealized gains (losses) on investments	(4,899)	(8,160)	(732,545)	(4,544)	(16,292)
Net increase (decrease) in net assets resulting from operations	$(4,031)	$(8,538)	$(738,599)	$(4,339)	$(5,151)

The accompanying notes are an integral part of these financial statements.

	Putnam VT Emerging Markets Equity Division	Putnam VT Focused International Equity Division	Putnam VT Global Asset Allocation Division	Putnam VT Government Money Market Division	Putnam VT Growth Opportunities Division
Investment Income:
Dividends	$—	$7,337	$5,045	$1,270	$—
Expenses:
Mortality and expense risk charges	697	2,526	2,020	747	87,131
Net investment income (loss)	(697)	4,811	3,025	523	(87,131)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	12,291	140,556	28,716	—	1,995,740
Realized gains (losses) on sale of investments	(5,994)	(13,146)	(283)	—	499,694
Net realized gains (losses)	6,297	127,410	28,433	—	2,495,434
Change in unrealized gains (losses) on investments	(41,830)	(208,300)	(86,851)	—	(7,133,573)
Net realized and change in unrealized gains (losses) on investments	(35,533)	(80,890)	(58,418)	—	(4,638,139)
Net increase (decrease) in net assets resulting from operations	$(36,230)	$(76,079)	$(55,393)	$523	$(4,725,270)

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2022

	Putnam VT High Yield Division	Putnam VT Income Division	Putnam VT International Equity Division	Putnam VT International Value Division	Putnam VT Large Cap Value Division
Investment Income:
Dividends	$391,353	$431,383	$4,388	$907	$151,174
Expenses:
Mortality and expense risk charges	54,771	54,703	1,750	315	69,718
Net investment income (loss)	336,582	376,680	2,638	592	81,456
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	14,022	—	26,293	1,423	756,476
Realized gains (losses) on sale of investments	(149,654)	(319,651)	(3,749)	53	222,075
Net realized gains (losses)	(135,632)	(319,651)	22,544	1,476	978,551
Change in unrealized gains (losses) on investments	(1,166,895)	(1,204,840)	(68,748)	(5,183)	(1,384,258)
Net realized and change in unrealized gains (losses) on investments	(1,302,527)	(1,524,491)	(46,204)	(3,707)	(405,707)
Net increase (decrease) in net assets resulting from operations	$(965,945)	$(1,147,811)	$(43,566)	$(3,115)	$(324,251)
The accompanying notes are an integral part of these financial statements.

	Putnam VT Multi-Cap Core Division	Putnam VT Sustainable Leaders Division	T. Rowe Price ES All-Cap Opportunities Division	T. Rowe Price ES Equity Income Division	T. Rowe Price ES Mid-Cap Growth Division
Investment Income:
Dividends	$4,705	$141,680	$—	$778	$—
Expenses:
Mortality and expense risk charges	2,240	129,266	176,345	329	5,714
Net investment income (loss)	2,465	12,414	(176,345)	449	(5,714)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	76,086	2,520,330	1,205,312	1,905	23,376
Realized gains (losses) on sale of investments	46	150,925	126,082	2,295	(2,743)
Net realized gains (losses)	76,132	2,671,255	1,331,394	4,200	20,633
Change in unrealized gains (losses) on investments	(133,022)	(7,611,498)	(7,451,968)	(6,309)	(228,701)
Net realized and change in unrealized gains (losses) on investments	(56,890)	(4,940,243)	(6,120,574)	(2,109)	(208,068)
Net increase (decrease) in net assets resulting from operations	$(54,425)	$(4,927,829)	$(6,296,919)	$(1,660)	$(213,782)

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)
For the year ended December 31, 2022

	T. Rowe Price ES Moderate Allocation Division	T. Rowe Price FIS Limited-Term Bond Division
Investment Income:
Dividends	$367,802	$122,349
Expenses:
Mortality and expense risk charges	176,581	47,160
Net investment income (loss)	191,221	75,189
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	450,957	9,728
Realized gains (losses) on sale of investments	(133,320)	6,894
Net realized gains (losses)	317,637	16,622
Change in unrealized gains (losses) on investments	(5,745,854)	(435,281)
Net realized and change in unrealized gains (losses) on investments	(5,428,217)	(418,659)
Net increase (decrease) in net assets resulting from operations	$(5,236,996)	$(343,470)

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2022 and 2021

	American Funds® New World® Division		American Funds® U.S. Government Securities Division		BHFTI Brighthouse/abrdn Emerging Markets Equity Division		BHFTI Brighthouse/Wellington Large Cap Research Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$36,845	$17,408	$42,418	$9,662	$55,145	$9,872	$(1,788)	$5,158
Net realized gains (losses)	335,800	402,188	(61,988)	93,964	1,047,542	481,269	1,021,688	604,140
Change in unrealized gains (losses) on investments	(1,488,699)	(216,267)	(127,767)	(123,175)	(3,573,848)	(1,113,782)	(2,145,308)	408,767
Net increase (decrease) in net assets resulting from operations	(1,116,054)	203,329	(147,337)	(19,549)	(2,471,161)	(622,641)	(1,125,408)	1,018,065
Policy Transactions:
Premium payments received from Policy owners	3,193,877	2,862,289	1,466,244	1,401,386	2,033,622	1,893,697	3,971,040	3,223,984
Net transfers (including fixed account)	(62,854)	(55,377)	11,167	(88,310)	(506,043)	1,146,261	(49,694)	59,278
Policy charges	(2,562,880)	(2,366,774)	(1,252,250)	(1,207,090)	(1,243,584)	(1,200,964)	(2,983,328)	(2,506,759)
Transfers for Policy benefits and terminations	(130,505)	(261,165)	(93,237)	(238,063)	(421,855)	(601,903)	(306,091)	(228,755)
Net increase (decrease) in net assets resulting from Policy transactions	437,638	178,973	131,924	(132,077)	(137,860)	1,237,091	631,927	547,748
Net increase (decrease) in net assets	(678,416)	382,302	(15,413)	(151,626)	(2,609,021)	614,450	(493,481)	1,565,813
Net Assets:
Beginning of year	4,965,420	4,583,118	1,279,886	1,431,512	9,861,310	9,246,860	5,692,550	4,126,737
End of year	$4,287,004	$4,965,420	$1,264,473	$1,279,886	$7,252,289	$9,861,310	$5,199,069	$5,692,550

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Global Equity Division		BHFTI Loomis Sayles Growth Division		BHFTII BlackRock Capital Appreciation Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(29,227)	$(5,184)	$(24,845)	$(20,483)	$(64,094)	$(75,538)
Net realized gains (losses)	2,637,787	1,654,260	169,499	172,019	2,042,295	1,642,731
Change in unrealized gains (losses) on investments	(10,229,392)	1,616,399	(1,302,926)	447,855	(6,323,900)	256,553
Net increase (decrease) in net assets resulting from operations	(7,620,832)	3,265,475	(1,158,272)	599,391	(4,345,699)	1,823,746
Policy Transactions:
Premium payments received from Policy owners	4,689,541	4,515,436	2,517,198	2,181,171	5,836,476	4,849,271
Net transfers (including fixed account)	(1,171,387)	859,894	(4,046)	10,731	(107,883)	55,757
Policy charges	(3,320,696)	(3,053,190)	(2,024,085)	(1,831,839)	(4,279,560)	(3,720,578)
Transfers for Policy benefits and terminations	(1,211,102)	(1,515,830)	(141,318)	(348,308)	(453,210)	(928,633)
Net increase (decrease) in net assets resulting from Policy transactions	(1,013,644)	806,310	347,749	11,755	995,823	255,817
Net increase (decrease) in net assets	(8,634,476)	4,071,785	(810,523)	611,146	(3,349,876)	2,079,563
Net Assets:
Beginning of year	24,512,954	20,441,169	4,004,845	3,393,699	11,121,252	9,041,689
End of year	$15,878,478	$24,512,954	$3,194,322	$4,004,845	$7,771,376	$11,121,252

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTII BlackRock Ultra-Short Term Bond Division		BHFTII MetLife Aggregate Bond Index Division		BHFTII MetLife Mid Cap Stock Index Division		BHFTII MetLife MSCI EAFE® Index Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(39,890)	$(22,683)	$158,810	$163,650	$408,007	$434,558	$263,316	$139,536
Net realized gains (losses)	783	(42,578)	(73,706)	18,132	6,541,729	3,024,323	209,621	110,872
Change in unrealized gains (losses) on investments	76,540	13,506	(964,421)	(341,822)	(13,206,448)	5,884,461	(1,721,556)	577,129
Net increase (decrease) in net assets resulting from operations	37,433	(51,755)	(879,317)	(160,040)	(6,256,712)	9,343,342	(1,248,619)	827,537
Policy Transactions:
Premium payments received from Policy owners	27,396,724	27,222,796	1,687,036	1,775,438	8,150,957	7,842,990	1,954,804	1,814,359
Net transfers (including fixed account)	(41,961)	(114,019)	297,536	(771,975)	(1,368,852)	127,005	(330,342)	(6,391)
Policy charges	(27,184,723)	(26,580,295)	(1,362,266)	(1,331,770)	(6,060,780)	(5,514,688)	(1,253,418)	(1,154,721)
Transfers for Policy benefits and terminations	(367,567)	(372,942)	(354,107)	(463,752)	(2,857,778)	(3,260,428)	(457,719)	(257,809)
Net increase (decrease) in net assets resulting from Policy transactions	(197,527)	155,540	268,199	(792,059)	(2,136,453)	(805,121)	(86,675)	395,438
Net increase (decrease) in net assets	(160,094)	103,785	(611,118)	(952,099)	(8,393,165)	8,538,221	(1,335,294)	1,222,975
Net Assets:
Beginning of year	5,752,501	5,648,716	6,568,643	7,520,742	47,292,825	38,754,604	8,913,635	7,690,660
End of year	$5,592,407	$5,752,501	$5,957,525	$6,568,643	$38,899,660	$47,292,825	$7,578,341	$8,913,635

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Russell 2000® Index Division		BHFTII MetLife Stock Index Division		BHFTII MFS® Total Return Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$272,221	$287,863	$1,066,362	$1,327,696	$406,238	$452,571
Net realized gains (losses)	8,078,765	4,033,111	9,081,434	7,446,123	2,139,935	1,764,360
Change in unrealized gains (losses) on investments	(19,444,126)	2,314,967	(28,617,597)	13,945,848	(5,061,060)	1,057,266
Net increase (decrease) in net assets resulting from operations	(11,093,140)	6,635,941	(18,469,801)	22,719,667	(2,514,887)	3,274,197
Policy Transactions:
Premium payments received from Policy owners	9,246,828	9,246,059	13,445,081	12,678,315	4,329,514	4,390,266
Net transfers (including fixed account)	(852,455)	1,565,802	141,880	(33,663)	(213,067)	(970,326)
Policy charges	(6,965,623)	(6,687,704)	(10,066,753)	(9,056,217)	(3,231,793)	(2,985,150)
Transfers for Policy benefits and terminations	(2,734,645)	(3,539,654)	(6,837,862)	(5,136,004)	(1,689,857)	(1,603,648)
Net increase (decrease) in net assets resulting from Policy transactions	(1,305,895)	584,503	(3,317,654)	(1,547,569)	(805,203)	(1,168,858)
Net increase (decrease) in net assets	(12,399,035)	7,220,444	(21,787,455)	21,172,098	(3,320,090)	2,105,339
Net Assets:
Beginning of year	54,601,903	47,381,459	101,652,469	80,480,371	25,886,445	23,781,106
End of year	$42,202,868	$54,601,903	$79,865,014	$101,652,469	$22,566,355	$25,886,445

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTII MFS® Value Division		BHFTII Western Asset Management Strategic Bond Opportunities Division		DWS I Capital Growth VIP Division		DWS I Core Equity VIP Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$58,425	$46,786	$67,847	$41,074	$(6,322)	$(7,480)	$162	$251
Net realized gains (losses)	897,656	185,808	(55,337)	11,263	174,311	194,488	80,198	100,814
Change in unrealized gains (losses) on investments	(1,385,134)	1,048,871	(267,143)	(23,399)	(607,962)	88,212	(193,033)	48,799
Net increase (decrease) in net assets resulting from operations	(429,053)	1,281,465	(254,633)	28,938	(439,973)	275,220	(112,673)	149,864
Policy Transactions:
Premium payments received from Policy owners	3,643,074	3,341,190	1,329,439	1,190,403	130,031	158,170	72,248	86,453
Net transfers (including fixed account)	(104,268)	96,639	1,111	(41,167)	(35,885)	53,501	(99,383)	104,287
Policy charges	(2,950,946)	(2,741,223)	(1,077,181)	(1,006,403)	(153,264)	(172,674)	(75,499)	(76,177)
Transfers for Policy benefits and terminations	(439,644)	(402,490)	(152,032)	(87,548)	(292,052)	(22,043)	(159,369)	(28,044)
Net increase (decrease) in net assets resulting from Policy transactions	148,216	294,116	101,337	55,285	(351,170)	16,954	(262,003)	86,519
Net increase (decrease) in net assets	(280,837)	1,575,581	(153,296)	84,223	(791,143)	292,174	(374,676)	236,383
Net Assets:
Beginning of year	6,694,271	5,118,690	1,452,500	1,368,277	1,563,982	1,271,808	820,969	584,586
End of year	$6,413,434	$6,694,271	$1,299,204	$1,452,500	$772,839	$1,563,982	$446,293	$820,969

The accompanying notes are an integral part of these financial statements.

	DWS I CROCI® International VIP Division		DWS I Global Small Cap VIP Division		DWS II Global Income Builder VIP Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$208,276	$163,068	$(509)	$(1,560)	$7,995	$6,959
Net realized gains (losses)	(132,473)	16,842	40,523	43,651	25,353	13,814
Change in unrealized gains (losses) on investments	(1,405,578)	565,900	(123,090)	4,453	(92,977)	21,348
Net increase (decrease) in net assets resulting from operations	(1,329,775)	745,810	(83,076)	46,544	(59,629)	42,121
Policy Transactions:
Premium payments received from Policy owners	1,982,817	2,121,480	22,848	20,221	73,967	89,895
Net transfers (including fixed account)	(68,521)	250,797	829	(200,910)	—	461
Policy charges	(1,569,256)	(1,508,904)	(27,472)	(28,703)	(74,231)	(73,494)
Transfers for Policy benefits and terminations	(395,724)	(527,815)	(29,717)	—	(135,978)	—
Net increase (decrease) in net assets resulting from Policy transactions	(50,684)	335,558	(33,512)	(209,392)	(136,242)	16,862
Net increase (decrease) in net assets	(1,380,459)	1,081,368	(116,588)	(162,848)	(195,871)	58,983
Net Assets:
Beginning of year	9,790,407	8,709,039	357,134	519,982	474,165	415,182
End of year	$8,409,948	$9,790,407	$240,546	$357,134	$278,294	$474,165

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	DWS II Government Money Market VIP Division		DWS II Small Mid Cap Growth VIP Division		Fidelity® VIP Asset Manager Division		Fidelity® VIP Asset Manager: Growth Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$84,550	$(120,382)	$(1,249)	$(1,714)	$1,317	$737	$4,373	$2,013
Net realized gains (losses)	—	—	(11,211)	65,011	2,160	5,943	19,007	58,727
Change in unrealized gains (losses) on investments	—	—	(59,494)	(48,524)	(16,843)	(797)	(85,731)	(12,732)
Net increase (decrease) in net assets resulting from operations	84,550	(120,382)	(71,954)	14,773	(13,366)	5,883	(62,351)	48,008
Policy Transactions:
Premium payments received from Policy owners	42,987,942	44,095,840	22,566	21,208	132,517	110,379	262,129	206,506
Net transfers (including fixed account)	595,094	(127,366)	(16,596)	(84,146)	(243)	(284)	(4,916)	(174,320)
Policy charges	(42,792,528)	(43,185,727)	(21,029)	(21,507)	(110,107)	(91,066)	(178,333)	(143,234)
Transfers for Policy benefits and terminations	(1,478,753)	(880,536)	(22,842)	(408)	—	(8,789)	(2,142)	(51,528)
Net increase (decrease) in net assets resulting from Policy transactions	(688,245)	(97,789)	(37,901)	(84,853)	22,167	10,240	76,738	(162,576)
Net increase (decrease) in net assets	(603,695)	(218,171)	(109,855)	(70,080)	8,801	16,123	14,387	(114,568)
Net Assets:
Beginning of year	16,747,915	16,966,086	237,613	307,693	79,392	63,269	338,864	453,432
End of year	$16,144,220	$16,747,915	$127,758	$237,613	$88,193	$79,392	$353,251	$338,864

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Contrafund® Division		Fidelity® VIP Equity-Income Division		Fidelity® VIP Freedom 2010 Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(151,414)	$(504,925)	$331,841	$365,745	$12,913	$4,511
Net realized gains (losses)	4,676,015	12,038,648	1,611,886	4,148,337	112,604	198,349
Change in unrealized gains (losses) on investments	(25,732,820)	5,933,828	(3,812,474)	2,084,438	(271,835)	(100,964)
Net increase (decrease) in net assets resulting from operations	(21,208,219)	17,467,551	(1,868,747)	6,598,520	(146,318)	101,896
Policy Transactions:
Premium payments received from Policy owners	8,688,483	8,563,375	5,553,849	5,061,780	372,611	347,941
Net transfers (including fixed account)	(62,150)	(898,172)	(266,652)	155,379	(29,098)	(580,638)
Policy charges	(7,635,309)	(7,337,881)	(4,715,273)	(4,420,479)	(323,684)	(316,335)
Transfers for Policy benefits and terminations	(4,507,457)	(3,388,219)	(3,438,433)	(1,937,241)	(877,439)	(29,349)
Net increase (decrease) in net assets resulting from Policy transactions	(3,516,433)	(3,060,897)	(2,866,509)	(1,140,561)	(857,610)	(578,381)
Net increase (decrease) in net assets	(24,724,652)	14,406,654	(4,735,256)	5,457,959	(1,003,928)	(476,485)
Net Assets:
Beginning of year	80,788,064	66,381,410	33,588,500	28,130,541	1,856,305	2,332,790
End of year	$56,063,412	$80,788,064	$28,853,244	$33,588,500	$852,377	$1,856,305

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	Fidelity® VIP Freedom 2020 Division		Fidelity® VIP Freedom 2030 Division		Fidelity® VIP Freedom 2040 Division		Fidelity® VIP Freedom 2050 Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$58,653	$17,348	$142,861	$46,762	$79,740	$19,789	$37,473	$8,615
Net realized gains (losses)	362,054	584,616	833,454	947,632	730,300	509,178	313,006	293,946
Change in unrealized gains (losses) on investments	(1,274,023)	(137,469)	(3,380,843)	408,204	(2,691,285)	804,207	(1,158,551)	271,286
Net increase (decrease) in net assets resulting from operations	(853,316)	464,495	(2,404,528)	1,402,598	(1,881,245)	1,333,174	(808,072)	573,847
Policy Transactions:
Premium payments received from Policy owners	2,843,999	2,894,702	6,588,949	6,131,878	5,017,077	4,017,222	2,769,611	2,253,890
Net transfers (including fixed account)	(52,092)	128,126	(262,862)	169,709	(240,499)	289,572	21,636	8,060
Policy charges	(2,751,600)	(2,785,288)	(5,418,374)	(4,932,552)	(3,533,530)	(2,918,701)	(1,972,868)	(1,599,311)
Transfers for Policy benefits and terminations	(571,807)	(1,019,261)	(1,216,706)	(902,782)	(680,287)	(391,754)	(195,561)	(301,054)
Net increase (decrease) in net assets resulting from Policy transactions	(531,500)	(781,721)	(308,993)	466,253	562,761	996,339	622,818	361,585
Net increase (decrease) in net assets	(1,384,816)	(317,226)	(2,713,521)	1,868,851	(1,318,484)	2,329,513	(185,254)	935,432
Net Assets:
Beginning of year	5,551,603	5,868,829	13,896,330	12,027,479	9,832,604	7,503,091	4,248,147	3,312,715
End of year	$4,166,787	$5,551,603	$11,182,809	$13,896,330	$8,514,120	$9,832,604	$4,062,893	$4,248,147

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Government Money Market Division		Fidelity® VIP Growth Division		Fidelity® VIP High Income Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$7,828	$(9,618)	$(66,999)	$(433,089)	$11,396	$14,890
Net realized gains (losses)	—	—	4,518,853	14,538,380	(10,400)	90
Change in unrealized gains (losses) on investments	—	—	(19,690,152)	(2,645,842)	(35,363)	(3,791)
Net increase (decrease) in net assets resulting from operations	7,828	(9,618)	(15,238,298)	11,459,449	(34,367)	11,189
Policy Transactions:
Premium payments received from Policy owners	4,475,904	4,333,825	8,192,939	7,800,239	256,706	221,870
Net transfers (including fixed account)	(252)	(27,572)	(436,923)	(266,479)	(3,849)	(7,003)
Policy charges	(4,507,381)	(4,298,901)	(7,005,142)	(6,690,663)	(220,047)	(194,651)
Transfers for Policy benefits and terminations	(23,962)	(9,499)	(2,474,551)	(3,032,830)	(68,817)	(6,143)
Net increase (decrease) in net assets resulting from Policy transactions	(55,691)	(2,147)	(1,723,677)	(2,189,733)	(36,007)	14,073
Net increase (decrease) in net assets	(47,863)	(11,765)	(16,961,975)	9,269,716	(70,374)	25,262
Net Assets:
Beginning of year	1,337,329	1,349,094	62,005,607	52,735,891	325,907	300,645
End of year	$1,289,466	$1,337,329	$45,043,632	$62,005,607	$255,533	$325,907

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	Fidelity® VIP Index 500 Division		Fidelity® VIP Investment Grade Bond Division		Fidelity® VIP Mid Cap Division		Fidelity® VIP Overseas Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$601,760	$466,705	$13,420	$13,835	$(26,834)	$(14,074)	$2,309	$(1,681)
Net realized gains (losses)	5,481,035	5,483,458	4,586	77,707	718,762	2,261,000	11,230	88,763
Change in unrealized gains (losses) on investments	(24,385,383)	15,887,593	(153,478)	(108,394)	(2,613,798)	230,432	(221,671)	46,189
Net increase (decrease) in net assets resulting from operations	(18,302,588)	21,837,756	(135,472)	(16,852)	(1,921,870)	2,477,358	(208,132)	133,271
Policy Transactions:
Premium payments received from Policy owners	13,517,295	12,798,423	582,550	515,947	3,154,073	2,912,780	246,677	193,265
Net transfers (including fixed account)	(340,607)	267,069	(15,249)	(50,612)	83,082	554,399	(13,348)	(12,045)
Policy charges	(11,713,029)	(11,071,838)	(511,404)	(486,463)	(2,377,620)	(2,201,833)	(168,703)	(155,635)
Transfers for Policy benefits and terminations	(5,725,518)	(4,451,775)	(134,283)	(410,339)	(1,170,332)	(950,125)	(33,778)	(36,813)
Net increase (decrease) in net assets resulting from Policy transactions	(4,261,859)	(2,458,121)	(78,386)	(431,467)	(310,797)	315,221	30,848	(11,228)
Net increase (decrease) in net assets	(22,564,447)	19,379,635	(213,858)	(448,319)	(2,232,667)	2,792,579	(177,284)	122,043
Net Assets:
Beginning of year	99,914,948	80,535,313	1,074,894	1,523,213	12,770,126	9,977,547	823,778	701,735
End of year	$77,350,501	$99,914,948	$861,036	$1,074,894	$10,537,459	$12,770,126	$646,494	$823,778

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Real Estate Division		Fidelity® VIP Value Division		Invesco V.I. Diversified Dividend Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$6,632	$5,259	$2,887	$4,534	$2,777	$4,623
Net realized gains (losses)	36,761	19,934	27,083	81,149	49,894	26,927
Change in unrealized gains (losses) on investments	(429,224)	325,542	(55,111)	40,770	(60,027)	28,453
Net increase (decrease) in net assets resulting from operations	(385,831)	350,735	(25,141)	126,453	(7,356)	60,003
Policy Transactions:
Premium payments received from Policy owners	337,897	265,947	147,379	106,041	108,901	122,595
Net transfers (including fixed account)	(19,970)	280,683	(106)	5,248	(238)	(2,495)
Policy charges	(267,311)	(238,424)	(119,176)	(92,199)	(124,639)	(145,930)
Transfers for Policy benefits and terminations	(19,822)	(82,799)	(21,396)	(55,147)	(25,477)	(71,311)
Net increase (decrease) in net assets resulting from Policy transactions	30,794	225,407	6,701	(36,057)	(41,453)	(97,141)
Net increase (decrease) in net assets	(355,037)	576,142	(18,440)	90,396	(48,809)	(37,138)
Net Assets:
Beginning of year	1,359,119	782,977	522,480	432,084	324,592	361,730
End of year	$1,004,082	$1,359,119	$504,040	$522,480	$275,783	$324,592

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	Invesco V.I. Equity and Income Division		Invesco V.I. Global Core Equity Division		Invesco V.I. High Yield Division		MFS® VIT Global Equity Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$109	$121	$(1,930)	$424	$326	$390	$(24,933)	$(13,224)
Net realized gains (losses)	740	2,026	13,748	84,446	(730)	158	1,202,383	1,450,597
Change in unrealized gains (losses) on investments	(1,991)	(174)	(107,647)	(30,878)	(595)	(173)	(3,500,674)	463,935
Net increase (decrease) in net assets resulting from operations	(1,142)	1,973	(95,829)	53,992	(999)	375	(2,323,224)	1,901,308
Policy Transactions:
Premium payments received from Policy owners	27,984	20,120	136,526	137,201	11,920	12,947	2,474,527	2,567,490
Net transfers (including fixed account)	—	(2,036)	60	(3,049)	1	—	(178,626)	(54,847)
Policy charges	(26,551)	(20,444)	(108,609)	(104,292)	(12,926)	(13,650)	(2,077,392)	(2,033,176)
Transfers for Policy benefits and terminations	(3,913)	—	—	(23,162)	—	(2,527)	(582,497)	(1,353,962)
Net increase (decrease) in net assets resulting from Policy transactions	(2,480)	(2,360)	27,977	6,698	(1,005)	(3,230)	(363,988)	(874,495)
Net increase (decrease) in net assets	(3,622)	(387)	(67,852)	60,690	(2,004)	(2,855)	(2,687,212)	1,026,813
Net Assets:
Beginning of year	13,751	14,138	422,403	361,713	10,068	12,923	12,880,866	11,854,053
End of year	$10,129	$13,751	$354,551	$422,403	$8,064	$10,068	$10,193,654	$12,880,866

The accompanying notes are an integral part of these financial statements.

	MFS® VIT Growth Division		MFS® VIT Investors Trust Division		MFS® VIT Mid Cap Growth Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(184,635)	$(227,839)	$(95)	$(175)	$(1,670)	$(2,092)
Net realized gains (losses)	3,334,851	5,911,423	20,922	10,672	29,165	60,543
Change in unrealized gains (losses) on investments	(13,550,899)	481,686	(46,871)	21,809	(114,505)	(23,371)
Net increase (decrease) in net assets resulting from operations	(10,400,683)	6,165,270	(26,044)	32,306	(87,010)	35,080
Policy Transactions:
Premium payments received from Policy owners	4,181,309	4,195,288	28,259	24,636	19,646	21,510
Net transfers (including fixed account)	(240,508)	(1,162,351)	—	—	—	—
Policy charges	(3,302,176)	(3,217,723)	(30,576)	(26,941)	(23,801)	(23,152)
Transfers for Policy benefits and terminations	(1,372,107)	(1,665,955)	(1,258)	(222)	(2,717)	(403)
Net increase (decrease) in net assets resulting from Policy transactions	(733,482)	(1,850,741)	(3,575)	(2,527)	(6,872)	(2,045)
Net increase (decrease) in net assets	(11,134,165)	4,314,529	(29,619)	29,779	(93,882)	33,035
Net Assets:
Beginning of year	32,707,439	28,392,910	155,294	125,515	300,981	267,946
End of year	$21,573,274	$32,707,439	$125,675	$155,294	$207,099	$300,981

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	MFS® VIT New Discovery Division		MFS® VIT Research Division		MFS® VIT Total Return Division		MFS® VIT Total Return Bond Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,365)	$(4,873)	$(447)	$(372)	$5,504	$6,224	$186,401	$220,783
Net realized gains (losses)	124,280	119,174	23,942	19,849	51,955	41,276	(66,753)	18,159
Change in unrealized gains (losses) on investments	(303,500)	(106,104)	(59,064)	19,508	(120,673)	24,488	(1,223,080)	(305,731)
Net increase (decrease) in net assets resulting from operations	(182,585)	8,197	(35,569)	38,985	(63,214)	71,988	(1,103,432)	(66,789)
Policy Transactions:
Premium payments received from Policy owners	44,762	47,790	45,313	54,454	95,756	88,495	1,369,050	1,527,336
Net transfers (including fixed account)	(3,789)	(4)	—	—	2,183	—	(342,530)	(72,351)
Policy charges	(57,183)	(59,874)	(48,272)	(52,599)	(94,433)	(88,841)	(953,579)	(939,891)
Transfers for Policy benefits and terminations	(2,347)	(11,750)	(3,255)	(3,065)	—	(95)	(885,680)	(378,862)
Net increase (decrease) in net assets resulting from Policy transactions	(18,557)	(23,838)	(6,214)	(1,210)	3,506	(441)	(812,739)	136,232
Net increase (decrease) in net assets	(201,142)	(15,641)	(41,783)	37,775	(59,708)	71,547	(1,916,171)	69,443
Net Assets:
Beginning of year	613,368	629,009	202,776	165,001	617,202	545,655	8,154,248	8,084,805
End of year	$412,226	$613,368	$160,993	$202,776	$557,494	$617,202	$6,238,077	$8,154,248

The accompanying notes are an integral part of these financial statements.

	MFS® VIT Utilities Division		MFS® VIT Value Division		MFS® VIT II Core Equity Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,360	$759	$2,390	$1,823	$(342)	$(268)
Net realized gains (losses)	5,141	4,238	28,728	15,194	9,308	12,681
Change in unrealized gains (losses) on investments	(6,403)	4,391	(57,464)	55,388	(25,451)	5,852
Net increase (decrease) in net assets resulting from operations	98	9,388	(26,346)	72,405	(16,485)	18,265
Policy Transactions:
Premium payments received from Policy owners	20,809	18,925	30,623	23,354	46,243	44,541
Net transfers (including fixed account)	(3)	(2)	11,353	43,296	2,588	—
Policy charges	(19,015)	(15,608)	(41,393)	(34,656)	(44,742)	(42,990)
Transfers for Policy benefits and terminations	(851)	(211)	—	(595)	—	(3,071)
Net increase (decrease) in net assets resulting from Policy transactions	940	3,104	583	31,399	4,089	(1,520)
Net increase (decrease) in net assets	1,038	12,492	(25,763)	103,804	(12,396)	16,745
Net Assets:
Beginning of year	81,115	68,623	393,180	289,376	93,948	77,203
End of year	$82,153	$81,115	$367,417	$393,180	$81,552	$93,948

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	MFS® VIT II High Yield Division		MFS® VIT II Income Division		MFS® VIT II Massachusetts Investors Growth Stock Division		MFS® VIT II U.S. Government Money Market Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$864	$727	$36	$31	$(2,319)	$(2,002)	$34,921	$(309)
Net realized gains (losses)	(828)	110	(192)	37	53,113	64,635	—	—
Change in unrealized gains (losses) on investments	(1,942)	(392)	(17)	(63)	(136,203)	26,214	—	—
Net increase (decrease) in net assets resulting from operations	(1,906)	445	(173)	5	(85,409)	88,847	34,921	(309)
Policy Transactions:
Premium payments received from Policy owners	14,603	12,889	6,202	5,705	30,981	27,881	680,100	599,437
Net transfers (including fixed account)	1,131	—	(2)	(2)	—	—	234,600	(1,628,077)
Policy charges	(12,051)	(10,658)	(6,057)	(5,132)	(46,612)	(43,613)	(630,791)	(621,034)
Transfers for Policy benefits and terminations	—	(530)	(2)	(2)	(1,338)	(2,702)	(234,540)	(346,446)
Net increase (decrease) in net assets resulting from Policy transactions	3,683	1,701	141	569	(16,969)	(18,434)	49,369	(1,996,120)
Net increase (decrease) in net assets	1,777	2,146	(32)	574	(102,378)	70,413	84,290	(1,996,429)
Net Assets:
Beginning of year	17,616	15,470	1,572	998	436,144	365,731	2,853,113	4,849,542
End of year	$19,393	$17,616	$1,540	$1,572	$333,766	$436,144	$2,937,403	$2,853,113

The accompanying notes are an integral part of these financial statements.

	Morgan Stanley VIF Global Infrastructure Division		Morgan Stanley VIF Global Strategist Division		Morgan Stanley VIF Growth Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$868	$524	$(378)	$450	$(6,054)	$(13,335)
Net realized gains (losses)	1,881	10,836	3,219	3,321	185,251	551,531
Change in unrealized gains (losses) on investments	(6,780)	620	(11,379)	(789)	(917,796)	(522,620)
Net increase (decrease) in net assets resulting from operations	(4,031)	11,980	(8,538)	2,982	(738,599)	15,576
Policy Transactions:
Premium payments received from Policy owners	27,235	33,388	29,173	27,067	185,274	164,412
Net transfers (including fixed account)	—	(3,245)	—	3,197	11,523	(17,220)
Policy charges	(26,981)	(24,977)	(27,150)	(25,274)	(208,879)	(256,639)
Transfers for Policy benefits and terminations	(2,020)	(69,380)	(1,820)	—	(30,187)	(207,523)
Net increase (decrease) in net assets resulting from Policy transactions	(1,766)	(64,214)	203	4,990	(42,269)	(316,970)
Net increase (decrease) in net assets	(5,797)	(52,234)	(8,335)	7,972	(780,868)	(301,394)
Net Assets:
Beginning of year	48,029	100,263	49,544	41,572	1,257,996	1,559,390
End of year	$42,232	$48,029	$41,209	$49,544	$477,128	$1,257,996

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	Morgan Stanley VIS Income Plus Division		Putnam VT Diversified Income Division		Putnam VT Emerging Markets Equity Division		Putnam VT Focused International Equity Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$205	$645	$11,141	$318	$(697)	$(62)	$4,811	$1,008
Net realized gains (losses)	(775)	1,827	2,107	(1,351)	6,297	8,480	127,410	28,510
Change in unrealized gains (losses) on investments	(3,769)	(3,133)	(18,399)	(13,665)	(41,830)	(15,511)	(208,300)	18,821
Net increase (decrease) in net assets resulting from operations	(4,339)	(661)	(5,151)	(14,698)	(36,230)	(7,093)	(76,079)	48,339
Policy Transactions:
Premium payments received from Policy owners	6,432	7,614	9,271	9,443	18,612	22,818	33,995	36,535
Net transfers (including fixed account)	6	1,385	—	(1,445)	—	(935)	—	(9,635)
Policy charges	(7,094)	(7,875)	(6,617)	(6,120)	(12,818)	(13,766)	(34,348)	(34,909)
Transfers for Policy benefits and terminations	—	—	(92)	(101)	(35,250)	(13,181)	(46,225)	(15,681)
Net increase (decrease) in net assets resulting from Policy transactions	(656)	1,124	2,562	1,777	(29,456)	(5,064)	(46,578)	(23,690)
Net increase (decrease) in net assets	(4,995)	463	(2,589)	(12,921)	(65,686)	(12,157)	(122,657)	24,649
Net Assets:
Beginning of year	25,738	25,275	184,130	197,051	138,699	150,856	427,655	403,006
End of year	$20,743	$25,738	$181,541	$184,130	$73,013	$138,699	$304,998	$427,655

The accompanying notes are an integral part of these financial statements.

	Putnam VT Global Asset Allocation Division		Putnam VT Government Money Market Division		Putnam VT Growth Opportunities Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,025	$559	$523	$(721)	$(87,131)	$(114,106)
Net realized gains (losses)	28,433	19,167	—	—	2,495,434	2,238,583
Change in unrealized gains (losses) on investments	(86,851)	24,289	—	—	(7,133,573)	896,736
Net increase (decrease) in net assets resulting from operations	(55,393)	44,015	523	(721)	(4,725,270)	3,021,213
Policy Transactions:
Premium payments received from Policy owners	9,350	8,459	164,245	168,139	1,930,150	2,026,734
Net transfers (including fixed account)	—	1,235	9,794	11,365	(46,175)	(851,003)
Policy charges	(19,865)	(25,857)	(176,236)	(170,484)	(1,647,448)	(1,654,410)
Transfers for Policy benefits and terminations	(71,063)	(34,598)	—	—	(2,054,156)	(679,892)
Net increase (decrease) in net assets resulting from Policy transactions	(81,578)	(50,761)	(2,197)	9,020	(1,817,629)	(1,158,571)
Net increase (decrease) in net assets	(136,971)	(6,746)	(1,674)	8,299	(6,542,899)	1,862,642
Net Assets:
Beginning of year	357,027	363,773	108,725	100,426	16,323,506	14,460,864
End of year	$220,056	$357,027	$107,051	$108,725	$9,780,607	$16,323,506

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	Putnam VT High Yield Division		Putnam VT Income Division		Putnam VT International Equity Division		Putnam VT International Value Division
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$336,582	$347,998	$376,680	$75,974	$2,638	$1,646	$592	$557
Net realized gains (losses)	(135,632)	(15,845)	(319,651)	328,341	22,544	17,095	1,476	930
Change in unrealized gains (losses) on investments	(1,166,895)	22,429	(1,204,840)	(855,500)	(68,748)	2,432	(5,183)	3,707
Net increase (decrease) in net assets resulting from operations	(965,945)	354,582	(1,147,811)	(451,185)	(43,566)	21,173	(3,115)	5,194
Policy Transactions:
Premium payments received from Policy owners	2,280,294	2,380,511	1,796,889	1,863,472	42,139	41,478	9,452	9,498
Net transfers (including fixed account)	(46,419)	(214,107)	(51,656)	(126,746)	1,977	(3,339)	69	263
Policy charges	(1,810,672)	(1,719,027)	(1,505,958)	(1,503,714)	(38,753)	(39,700)	(5,686)	(5,359)
Transfers for Policy benefits and terminations	(617,409)	(902,319)	(498,122)	(809,494)	(12,020)	—	—	(87)
Net increase (decrease) in net assets resulting from Policy transactions	(194,206)	(454,942)	(258,847)	(576,482)	(6,657)	(1,561)	3,835	4,315
Net increase (decrease) in net assets	(1,160,151)	(100,360)	(1,406,658)	(1,027,667)	(50,223)	19,612	720	9,509
Net Assets:
Beginning of year	8,144,217	8,244,577	8,211,915	9,239,582	280,532	260,920	44,927	35,418
End of year	$6,984,066	$8,144,217	$6,805,257	$8,211,915	$230,309	$280,532	$45,647	$44,927

The accompanying notes are an integral part of these financial statements.

	Putnam VT Large Cap Value Division		Putnam VT Multi-Cap Core Division		Putnam VT Sustainable Leaders Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$81,456	$51,939	$2,465	$213	$12,414	$(82,251)
Net realized gains (losses)	978,551	674,198	76,132	27,275	2,671,255	2,471,862
Change in unrealized gains (losses) on investments	(1,384,258)	1,219,042	(133,022)	48,540	(7,611,498)	1,610,484
Net increase (decrease) in net assets resulting from operations	(324,251)	1,945,179	(54,425)	76,028	(4,927,829)	4,000,095
Policy Transactions:
Premium payments received from Policy owners	1,866,113	1,514,710	12,472	14,904	2,823,072	2,771,068
Net transfers (including fixed account)	491,970	466,955	3,957	7,416	(137,521)	129,005
Policy charges	(1,423,054)	(1,198,660)	(10,503)	(8,933)	(2,283,736)	(2,172,923)
Transfers for Policy benefits and terminations	(388,180)	(592,731)	—	—	(740,824)	(1,037,202)
Net increase (decrease) in net assets resulting from Policy transactions	546,849	190,274	5,926	13,387	(339,009)	(310,052)
Net increase (decrease) in net assets	222,598	2,135,453	(48,499)	89,415	(5,266,838)	3,690,043
Net Assets:
Beginning of year	9,403,236	7,267,783	336,556	247,141	21,315,914	17,625,871
End of year	$9,625,834	$9,403,236	$288,057	$336,556	$16,049,076	$21,315,914

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2022 and 2021

	T. Rowe Price ES All-Cap Opportunities Division		T. Rowe Price ES Equity Income Division		T. Rowe Price ES Mid-Cap Growth Division
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(176,345)	$(208,015)	$449	$450	$(5,714)	$(6,521)
Net realized gains (losses)	1,331,394	6,676,727	4,200	4,734	20,633	112,647
Change in unrealized gains (losses) on investments	(7,451,968)	(1,515,843)	(6,309)	4,749	(228,701)	5,729
Net increase (decrease) in net assets resulting from operations	(6,296,919)	4,952,869	(1,660)	9,933	(213,782)	111,855
Policy Transactions:
Premium payments received from Policy owners	5,085,823	5,024,210	7,501	6,971	285,618	228,859
Net transfers (including fixed account)	(622,975)	(147,554)	(12,471)	11,507	(1,134)	(5,264)
Policy charges	(4,221,332)	(3,886,360)	(7,430)	(6,566)	(218,285)	(187,150)
Transfers for Policy benefits and terminations	(1,432,030)	(1,960,969)	(6,165)	(6)	(16,718)	(17,304)
Net increase (decrease) in net assets resulting from Policy transactions	(1,190,514)	(970,673)	(18,565)	11,906	49,481	19,141
Net increase (decrease) in net assets	(7,487,433)	3,982,196	(20,225)	21,839	(164,301)	130,996
Net Assets:
Beginning of year	29,205,142	25,222,946	58,365	36,526	914,606	783,610
End of year	$21,717,709	$29,205,142	$38,140	$58,365	$750,305	$914,606

The accompanying notes are an integral part of these financial statements.

	T. Rowe Price ES Moderate Allocation Division		T. Rowe Price FIS Limited-Term Bond Division
	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$191,221	$64,015	$75,189	$40,608
Net realized gains (losses)	317,637	3,280,316	16,622	142,498
Change in unrealized gains (losses) on investments	(5,745,854)	(910,363)	(435,281)	(224,945)
Net increase (decrease) in net assets resulting from operations	(5,236,996)	2,433,968	(343,470)	(41,839)
Policy Transactions:
Premium payments received from Policy owners	4,734,438	5,050,391	2,761,216	2,698,731
Net transfers (including fixed account)	(18,427)	40,828	(294,443)	(205,111)
Policy charges	(4,079,497)	(4,032,509)	(2,349,739)	(2,253,829)
Transfers for Policy benefits and terminations	(1,442,296)	(2,047,626)	(377,260)	(420,203)
Net increase (decrease) in net assets resulting from Policy transactions	(805,782)	(988,916)	(260,226)	(180,412)
Net increase (decrease) in net assets	(6,042,778)	1,445,052	(603,696)	(222,251)
Net Assets:
Beginning of year	28,085,486	26,640,434	6,796,321	7,018,572
End of year	$22,042,708	$28,085,486	$6,192,625	$6,796,321

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Paragon Separate Account B (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on January 4, 1993 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, portfolio or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

American Funds Insurance Series® ("American Funds")

Brighthouse Funds Trust I ("BHFTI")

Brighthouse Funds Trust II ("BHFTII")

Deutsche DWS Variable Series I ("DWS I")

Deutsche DWS Variable Series II ("DWS II")

Fidelity® Variable Insurance Products ("Fidelity VIP")

MFS® Variable Insurance Trust ("MFS VIT")

MFS® Variable Insurance Trust II ("MFS VIT II")

Morgan Stanley Variable Insurance Fund, Inc. ("Morgan Stanley VIF")

Morgan Stanley Variable Investment Series ("Morgan Stanley VIS")

Putnam Variable Trust ("Putnam VT")

T. Rowe Price Equity Series, Inc. ("T. Rowe Price ES")

T. Rowe Price Fixed Income Series, Inc. ("T. Rowe Price FIS")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

A. Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Policy owner. The following Divisions had net assets as of December 31, 2022:

American Funds® New World® Division

American Funds® U.S. Government Securities Division

BHFTI Brighthouse/abrdn Emerging Markets Equity Division

BHFTI Brighthouse/Wellington Large Cap Research Division

BHFTI Invesco Global Equity Division

BHFTI Loomis Sayles Growth Division

BHFTII BlackRock Capital Appreciation Division

BHFTII BlackRock Ultra-Short Term Bond Division

BHFTII MetLife Aggregate Bond Index Division

BHFTII MetLife Mid Cap Stock Index Division

BHFTII MetLife MSCI EAFE® Index Division

BHFTII MetLife Russell 2000® Index Division

BHFTII MetLife Stock Index Division

BHFTII MFS® Total Return Division

BHFTII MFS® Value Division

BHFTII Western Asset Management Strategic Bond Opportunities Division

DWS I Capital Growth VIP Division

DWS I Core Equity VIP Division

DWS I CROCI® International VIP Division

DWS I Global Small Cap VIP Division

DWS II Global Income Builder VIP Division

DWS II Government Money Market VIP Division

DWS II Small Mid Cap Growth VIP Division

Fidelity® VIP Asset Manager Division

Fidelity® VIP Asset Manager: Growth Division

Fidelity® VIP Contrafund® Division

Fidelity® VIP Equity-Income Division

Fidelity® VIP Freedom 2010 Division

Fidelity® VIP Freedom 2020 Division

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF DIVISIONS — (Concluded)

Fidelity® VIP Freedom 2030 Division

Fidelity® VIP Freedom 2040 Division

Fidelity® VIP Freedom 2050 Division

Fidelity® VIP Government Money Market Division

Fidelity® VIP Growth Division

Fidelity® VIP High Income Division

Fidelity® VIP Index 500 Division

Fidelity® VIP Investment Grade Bond Division

Fidelity® VIP Mid Cap Division

Fidelity® VIP Overseas Division

Fidelity® VIP Real Estate Division

Fidelity® VIP Value Division

Invesco V.I. Diversified Dividend Division

Invesco V.I. Equity and Income Division

Invesco V.I. Global Core Equity Division

Invesco V.I. High Yield Division

MFS® VIT Global Equity Division

MFS® VIT Growth Division

MFS® VIT Investors Trust Division

MFS® VIT Mid Cap Growth Division

MFS® VIT New Discovery Division

MFS® VIT Research Division

MFS® VIT Total Return Division

MFS® VIT Total Return Bond Division

MFS® VIT Utilities Division

MFS® VIT Value Division

MFS® VIT II Core Equity Division

MFS® VIT II High Yield Division

MFS® VIT II Income Division

MFS® VIT II Massachusetts Investors Growth Stock Division

MFS® VIT II U.S. Government Money Market Division

Morgan Stanley VIF Global Infrastructure Division

Morgan Stanley VIF Global Strategist Division

Morgan Stanley VIF Growth Division

Morgan Stanley VIS Income Plus Division

Putnam VT Diversified Income Division

Putnam VT Emerging Markets Equity Division

Putnam VT Focused International Equity Division

Putnam VT Global Asset Allocation Division

Putnam VT Government Money Market Division

Putnam VT Growth Opportunities Division

Putnam VT High Yield Division

Putnam VT Income Division

Putnam VT International Equity Division

Putnam VT International Value Division

Putnam VT Large Cap Value Division

Putnam VT Multi-Cap Core Division

Putnam VT Sustainable Leaders Division

T. Rowe Price ES All-Cap Opportunities Division

T. Rowe Price ES Equity Income Division

T. Rowe Price ES Mid-Cap Growth Division

T. Rowe Price ES Moderate Allocation Division

T. Rowe Price FIS Limited-Term Bond Division

B. The following Divisions had no net assets as of December 31, 2022:

American Funds® American High-Income Trust Division

American Funds® Asset Allocation Division

American Funds® Global Growth Division

American Funds® Global Small Capitalization Division

American Funds® Growth Division

American Funds® Growth-Income Division

American Funds® International Division

American Funds® The Bond Fund of America Division

American Funds® Ultra-Short Bond Division

Fidelity® VIP Balanced Division

Fidelity® VIP Growth & Income Division

Fidelity® VIP Growth Opportunities Division

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  PORTFOLIO CHANGES

The operations of the Divisions were affected by the following change that occurred during the year ended December 31, 2022:

Name Change:

Former Name

BHFTI Brighthouse/Aberdeen Emerging Markets Equity Portfolio

New Name

BHFTI Brighthouse/abrdn Emerging Markets Equity Portfolio

In 2021, T. Rowe Price ES New America Growth Portfolio changed its name to T. Rowe Price ES All-Cap Opportunities Portfolio.

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Division's investment in shares of a fund, portfolio or series of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a fund, portfolio or series of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Premium Payments

The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.

Net Transfers

Assets transferred by the Policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

COVID

The COVID-19 pandemic has caused volatility within the global economy and financial markets. This pandemic may last for an extended period of time and may continue to impact the economy for the foreseeable future. These events may negatively affect the Separate Account's operations or financial results.

5.  EXPENSES & POLICY CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2022:

Mortality and Expense Risk	0.00	% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy. The range of the effective rate disclosed above excludes any waivers granted to certain Divisions.

Separate Account charges referred to in this disclosure are for current charges of the Policies and can vary among products within the Separate Account. Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: Cost of Insurance ("COI") charges, administrative charges, a Policy fee, transfer charges and charges for benefits provided by rider, if any. The COI charge is the primary charge under the Policy for the death benefit provided by the Company which may vary by Policy based on underwriting criteria. An administrative charge of up to $6.50 is assessed per month per Policy. A transfer fee of $25 may be deducted after twelve transfers are made in a Policy year. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2022 and 2021.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES & POLICY CHARGES — (Concluded)

For some Policies, optional benefits are offered that can be added to the Policy by rider. The charge for riders that provide life insurance benefits can range from $0.15 to $112.63 per $1,000 of coverage. The charge for riders providing benefits of a disability wavier of monthly deductions in the event of disability can range from $0.01 to $31.67 per $1,000 of benefit or $1.00 of waived premium provided depending on the Policy. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2022 and 2021.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31, 2022		For the year ended December 31, 2022
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
American Funds® New World® Division	192,242	4,797,341	1,724,067	881,119
American Funds® U.S. Government Securities Division	126,576	1,469,773	742,417	568,050
BHFTI Brighthouse/abrdn Emerging Markets Equity Division	865,428	9,324,524	2,102,443	1,092,268
BHFTI Brighthouse/Wellington Large Cap Research Division	443,985	6,191,701	2,649,972	954,871
BHFTI Invesco Global Equity Division	842,807	18,615,152	4,448,223	2,971,183
BHFTI Loomis Sayles Growth Division	296,045	4,052,512	1,336,399	725,198
BHFTII BlackRock Capital Appreciation Division	314,758	11,722,362	4,445,109	1,226,203
BHFTII BlackRock Ultra-Short Term Bond Division	55,228	5,538,149	8,491,673	8,729,091
BHFTII MetLife Aggregate Bond Index Division	639,223	6,924,540	1,218,806	791,762
BHFTII MetLife Mid Cap Stock Index Division	2,472,960	43,460,606	10,991,707	6,178,267
BHFTII MetLife MSCI EAFE® Index Division	587,471	7,999,200	1,650,046	1,278,224
BHFTII MetLife Russell 2000® Index Division	2,740,446	48,902,315	12,657,425	5,737,913
BHFTII MetLife Stock Index Division	1,529,102	80,176,085	16,821,316	11,338,433
BHFTII MFS® Total Return Division	152,672	25,103,301	5,343,030	3,502,491
BHFTII MFS® Value Division	430,143	6,587,842	2,460,013	1,383,455
BHFTII Western Asset Management Strategic Bond Opportunities Division	121,084	1,523,008	602,310	433,097
DWS I Capital Growth VIP Division	27,043	974,572	458,590	629,539
DWS I Core Equity VIP Division	42,629	514,904	169,742	360,436
DWS I CROCI® International VIP Division	1,295,836	9,515,341	1,283,706	1,126,086
DWS I Global Small Cap VIP Division	28,235	326,814	105,836	90,687
DWS II Global Income Builder VIP Division	13,764	316,614	106,556	204,734
DWS II Government Money Market VIP Division	16,114,421	16,114,421	14,604,657	15,238,076
DWS II Small Mid Cap Growth VIP Division	10,676	175,158	215,204	221,886
Fidelity® VIP Asset Manager Division	6,162	100,073	68,127	39,869
Fidelity® VIP Asset Manager: Growth Division	18,871	383,591	162,657	62,584
Fidelity® VIP Contrafund® Division	1,480,027	51,671,609	7,102,884	7,797,125
Fidelity® VIP Equity-Income Division	1,137,828	25,573,482	4,023,201	7,621,210
Fidelity® VIP Freedom 2010 Division	73,799	958,000	218,420	1,007,633
Fidelity® VIP Freedom 2020 Division	360,449	4,782,012	1,632,899	1,654,178
Fidelity® VIP Freedom 2030 Division	815,074	11,732,122	3,028,285	2,385,741
Fidelity® VIP Freedom 2040 Division	394,721	8,737,482	2,539,017	1,179,295
Fidelity® VIP Freedom 2050 Division	206,868	4,289,483	1,431,788	474,306
Fidelity® VIP Government Money Market Division	1,289,544	1,289,544	2,346,208	2,393,992
Fidelity® VIP Growth Division	629,893	44,496,928	7,324,792	5,416,972
Fidelity® VIP High Income Division	57,952	296,552	125,130	149,756
Fidelity® VIP Index 500 Division	206,389	48,341,505	7,719,134	10,731,550
Fidelity® VIP Investment Grade Bond Division	79,730	1,013,954	395,434	413,045
Fidelity® VIP Mid Cap Division	322,049	11,284,504	2,081,758	1,710,856
Fidelity® VIP Overseas Division	29,794	647,375	141,946	102,869
Fidelity® VIP Real Estate Division	60,710	1,129,368	228,539	157,429
Fidelity® VIP Value Division	30,130	464,290	103,291	76,827
Invesco V.I. Diversified Dividend Division	11,037	284,316	133,281	137,118
Invesco V.I. Equity and Income Division	628	11,256	27,990	28,822
Invesco V.I. Global Core Equity Division	44,322	438,169	140,280	89,054
Invesco V.I. High Yield Division	1,801	8,814	9,397	10,049
MFS® VIT Global Equity Division	514,315	10,263,277	2,267,297	1,622,877
MFS® VIT Growth Division	449,257	22,244,679	4,801,365	2,903,561
MFS® VIT Investors Trust Division	3,895	124,039	38,580	25,187
MFS® VIT Mid Cap Growth Division	28,926	267,021	47,126	24,097
MFS® VIT New Discovery Division	36,450	639,016	169,346	54,869
MFS® VIT Research Division	5,804	176,613	60,954	45,986
MFS® VIT Total Return Division	24,790	582,586	145,203	87,685
MFS® VIT Total Return Bond Division	554,004	7,399,975	880,171	1,427,927
MFS® VIT Utilities Division	2,263	75,193	21,574	16,185

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2022		For the year ended December 31, 2022
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
MFS® VIT Value Division	17,051	316,397	62,519	37,774
MFS® VIT II Core Equity Division	3,439	90,665	49,368	36,497
MFS® VIT II High Yield Division	4,119	21,488	13,564	8,991
MFS® VIT II Income Division	192	1,596	3,841	3,643
MFS® VIT II Massachusetts Investors Growth Stock Division	17,303	352,869	76,597	47,267
MFS® VIT II U.S. Government Money Market Division	2,937,424	2,937,424	891,122	806,859
Morgan Stanley VIF Global Infrastructure Division	6,034	45,699	27,361	25,814
Morgan Stanley VIF Global Strategist Division	5,400	50,481	35,991	28,965
Morgan Stanley VIF Growth Division	53,136	1,212,843	469,473	203,969
Morgan Stanley VIS Income Plus Division	2,397	25,904	6,318	6,387
Putnam VT Diversified Income Division	38,628	249,780	22,450	4,968
Putnam VT Emerging Markets Equity Division	4,753	88,211	26,715	44,567
Putnam VT Focused International Equity Division	24,898	383,138	175,006	76,250
Putnam VT Global Asset Allocation Division	14,490	230,601	40,500	90,316
Putnam VT Government Money Market Division	107,100	107,100	116,594	118,243
Putnam VT Growth Opportunities Division	994,978	10,462,431	3,070,748	2,979,739
Putnam VT High Yield Division	1,320,241	8,105,803	1,435,430	1,279,063
Putnam VT Income Division	800,621	8,680,903	1,525,953	1,408,110
Putnam VT International Equity Division	17,640	246,635	74,683	52,423
Putnam VT International Value Division	4,481	44,783	8,790	2,931
Putnam VT Large Cap Value Division	350,797	8,049,831	2,493,485	1,108,713
Putnam VT Multi-Cap Core Division	17,576	320,798	95,510	11,035
Putnam VT Sustainable Leaders Division	471,062	16,398,688	4,141,494	1,947,783
T. Rowe Price ES All-Cap Opportunities Division	757,771	23,891,745	3,107,373	3,268,921
T. Rowe Price ES Equity Income Division	1,414	38,716	14,056	30,238
T. Rowe Price ES Mid-Cap Growth Division	29,027	836,129	169,632	102,518
T. Rowe Price ES Moderate Allocation Division	1,237,660	24,803,029	3,323,657	3,487,288
T. Rowe Price FIS Limited-Term Bond Division	1,349,156	6,339,128	1,472,748	1,648,058

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2022 and 2021:

	American Funds® New World® Division		American Funds® U.S. Government Securities Division		BHFTI Brighthouse/ abrdn Emerging Markets Equity Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	161,048	155,150	93,206	103,011	664,645	591,250
Units issued and transferred from other funding options	144,193	104,561	134,681	117,365	195,708	314,154
Units redeemed and transferred to other funding options	(125,961)	(98,663)	(123,941)	(127,170)	(201,810)	(240,759)
Units end of year	179,280	161,048	103,946	93,206	658,543	664,645
	BHFTII BlackRock Capital Appreciation Division		BHFTII BlackRock Ultra-Short Term Bond Division		BHFTII MetLife Aggregate Bond Index Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	150,435	147,129	594,017	577,820	451,956	505,783
Units issued and transferred from other funding options	124,316	82,139	3,250,209	3,144,773	183,648	147,054
Units redeemed and transferred to other funding options	(104,992)	(78,833)	(3,270,679)	(3,128,576)	(162,786)	(200,881)
Units end of year	169,759	150,435	573,547	594,017	472,818	451,956
	BHFTII MetLife Stock Index Division		BHFTII MFS® Total Return Division		BHFTII MFS® Value Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	1,583,804	1,608,600	811,668	850,939	143,122	136,364
Units issued and transferred from other funding options	328,505	277,130	198,794	180,323	101,690	94,368
Units redeemed and transferred to other funding options	(387,791)	(301,926)	(226,507)	(219,594)	(97,882)	(87,610)
Units end of year	1,524,518	1,583,804	783,955	811,668	146,930	143,122
	DWS I CROCI® International VIP Division		DWS I Global Small Cap VIP Division		DWS II Global Income Builder VIP Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	406,887	392,418	9,506	15,789	9,288	8,956
Units issued and transferred from other funding options	108,710	130,421	1,810	7,821	1,801	2,103
Units redeemed and transferred to other funding options	(109,929)	(115,952)	(2,822)	(14,104)	(4,629)	(1,771)
Units end of year	405,668	406,887	8,494	9,506	6,460	9,288

	BHFTI Brighthouse/ Wellington Large Cap Research Division		BHFTI Invesco Global Equity Division		BHFTI Loomis Sayles Growth Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	97,568	87,319	517,461	498,674	83,778	83,610
Units issued and transferred from other funding options	93,098	70,455	160,024	147,324	79,441	59,762
Units redeemed and transferred to other funding options	(79,793)	(60,206)	(185,472)	(128,537)	(69,889)	(59,594)
Units end of year	110,873	97,568	492,013	517,461	93,330	83,778
	BHFTII MetLife Mid Cap Stock Index Division		BHFTII MetLife MSCI EAFE® Index Division		BHFTII MetLife Russell 2000® Index Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	838,339	853,475	349,722	333,422	1,030,017	1,019,022
Units issued and transferred from other funding options	197,935	202,002	108,470	92,906	258,845	244,318
Units redeemed and transferred to other funding options	(240,150)	(217,138)	(109,563)	(76,606)	(285,949)	(233,323)
Units end of year	796,124	838,339	348,629	349,722	1,002,913	1,030,017
	BHFTII Western Asset Management Strategic Bond Opportunities Division		DWS I Capital Growth VIP Division		DWS I Core Equity VIP Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	110,467	106,193	8,740	8,660	14,110	12,495
Units issued and transferred from other funding options	135,252	104,392	2,028	3,208	3,313	12,181
Units redeemed and transferred to other funding options	(126,272)	(100,118)	(4,486)	(3,128)	(8,274)	(10,566)
Units end of year	119,447	110,467	6,282	8,740	9,149	14,110
	DWS II Government Money Market VIP Division		DWS II Small Mid Cap Growth VIP Division		Fidelity® VIP Asset Manager Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	16,554,941	16,646,960	5,666	8,290	3,195	2,778
Units issued and transferred from other funding options	50,559,384	50,694,295	5,123	9,898	6,965	5,863
Units redeemed and transferred to other funding options	(51,244,024)	(50,786,314)	(6,525)	(12,522)	(5,956)	(5,446)
Units end of year	15,870,301	16,554,941	4,264	5,666	4,204	3,195

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2022 and 2021:

	Fidelity® VIP Asset Manager: Growth Division		Fidelity® VIP Contrafund® Division		Fidelity® VIP Equity-Income Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	11,999	18,161	429,054	447,306	308,150	319,815
Units issued and transferred from other funding options	12,083	10,027	69,633	62,565	62,285	59,904
Units redeemed and transferred to other funding options	(8,921)	(16,189)	(91,583)	(80,817)	(89,814)	(71,569)
Units end of year	15,161	11,999	407,104	429,054	280,621	308,150
	Fidelity® VIP Freedom 2040 Division		Fidelity® VIP Freedom 2050 Division		Fidelity® VIP Government Money Market Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	310,377	276,994	133,021	121,315	845,513	846,663
Units issued and transferred from other funding options	210,018	160,628	118,731	91,877	3,369,822	3,134,645
Units redeemed and transferred to other funding options	(189,155)	(127,245)	(95,012)	(80,171)	(3,405,602)	(3,135,795)
Units end of year	331,240	310,377	156,740	133,021	809,733	845,513
	Fidelity® VIP Investment Grade Bond Division		Fidelity® VIP Mid Cap Division		Fidelity® VIP Overseas Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	27,760	38,808	92,996	90,580	11,458	11,596
Units issued and transferred from other funding options	20,112	25,472	33,258	32,295	4,671	3,161
Units redeemed and transferred to other funding options	(22,132)	(36,520)	(35,570)	(29,879)	(4,132)	(3,299)
Units end of year	25,740	27,760	90,684	92,996	11,997	11,458
	Invesco V.I. Equity and Income Division		Invesco V.I. Global Core Equity Division		Invesco V.I. High Yield Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	243	294	9,122	8,978	762	1,011
Units issued and transferred from other funding options	576	552	3,685	3,250	1,018	1,021
Units redeemed and transferred to other funding options	(623)	(603)	(2,917)	(3,106)	(1,099)	(1,270)
Units end of year	196	243	9,890	9,122	681	762

	Fidelity® VIP Freedom 2010 Division		Fidelity® VIP Freedom 2020 Division		Fidelity® VIP Freedom 2030 Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	90,729	119,833	249,132	286,158	561,988	542,502
Units issued and transferred from other funding options	23,466	48,198	175,195	174,969	359,319	310,161
Units redeemed and transferred to other funding options	(65,655)	(77,302)	(200,879)	(211,995)	(373,181)	(290,675)
Units end of year	48,540	90,729	223,448	249,132	548,126	561,988
	Fidelity® VIP Growth Division		Fidelity® VIP High Income Division		Fidelity® VIP Index 500 Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	203,393	211,290	7,996	7,644	140,704	144,758
Units issued and transferred from other funding options	37,285	41,352	7,918	6,674	26,224	25,502
Units redeemed and transferred to other funding options	(43,581)	(49,249)	(8,787)	(6,322)	(32,754)	(29,556)
Units end of year	197,097	203,393	7,127	7,996	134,174	140,704
	Fidelity® VIP Real Estate Division		Fidelity® VIP Value Division		Invesco V.I. Diversified Dividend Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	31,510	19,635	12,620	13,482	4,004	5,257
Units issued and transferred from other funding options	11,473	27,658	3,946	3,297	1,623	1,962
Units redeemed and transferred to other funding options	(10,536)	(15,783)	(3,774)	(4,159)	(2,136)	(3,215)
Units end of year	32,447	31,510	12,792	12,620	3,491	4,004
	MFS® VIT Global Equity Division		MFS® VIT Growth Division		MFS® VIT Investors Trust Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	251,526	269,286	241,095	256,612	1,817	1,848
Units issued and transferred from other funding options	69,604	76,796	46,762	40,825	536	408
Units redeemed and transferred to other funding options	(77,364)	(94,556)	(53,500)	(56,342)	(579)	(439)
Units end of year	243,766	251,526	234,357	241,095	1,774	1,817

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2022 and 2021:

	MFS® VIT Mid Cap Growth Division		MFS® VIT New Discovery Division		MFS® VIT Research Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	9,589	9,669	6,949	7,200	2,238	2,256
Units issued and transferred from other funding options	949	909	868	653	707	745
Units redeemed and transferred to other funding options	(1,215)	(989)	(1,118)	(904)	(783)	(763)
Units end of year	9,323	9,589	6,699	6,949	2,162	2,238
	MFS® VIT Value Division		MFS® VIT II Core Equity Division		MFS® VIT II High Yield Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	8,149	7,468	1,094	1,118	490	442
Units issued and transferred from other funding options	1,177	1,599	881	718	578	398
Units redeemed and transferred to other funding options	(1,172)	(918)	(819)	(742)	(460)	(350)
Units end of year	8,154	8,149	1,156	1,094	608	490
	Morgan Stanley VIF Global Infrastructure Division		Morgan Stanley VIF Global Strategist Division		Morgan Stanley VIF Growth Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	634	1,498	3,100	2,794	55,674	68,465
Units issued and transferred from other funding options	391	512	2,119	1,986	17,638	10,613
Units redeemed and transferred to other funding options	(414)	(1,376)	(2,086)	(1,680)	(19,955)	(23,404)
Units end of year	611	634	3,133	3,100	53,357	55,674
	Putnam VT Focused International Equity Division		Putnam VT Global Asset Allocation Division		Putnam VT Government Money Market Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	6,931	7,315	4,764	5,504	78,727	72,182
Units issued and transferred from other funding options	694	618	141	138	130,684	139,479
Units redeemed and transferred to other funding options	(1,552)	(1,002)	(1,391)	(878)	(132,308)	(132,934)
Units end of year	6,073	6,931	3,514	4,764	77,103	78,727

	MFS® VIT Total Return Division		MFS® VIT Total Return Bond Division		MFS® VIT Utilities Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	8,751	8,763	261,475	257,138	581	557
Units issued and transferred from other funding options	1,889	1,545	53,996	62,932	188	170
Units redeemed and transferred to other funding options	(1,832)	(1,557)	(83,049)	(58,595)	(181)	(146)
Units end of year	8,808	8,751	232,422	261,475	588	581
	MFS® VIT II Income Division		MFS® VIT II Massachusetts Investors Growth Stock Division		MFS® VIT II U.S. Government Money Market Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	55	35	8,516	8,929	293,749	499,178
Units issued and transferred from other funding options	319	237	798	664	143,456	169,062
Units redeemed and transferred to other funding options	(311)	(217)	(1,182)	(1,077)	(138,250)	(374,491)
Units end of year	63	55	8,132	8,516	298,955	293,749
	Morgan Stanley VIS Income Plus Division		Putnam VT Diversified Income Division		Putnam VT Emerging Markets Equity Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	675	644	6,802	6,739	4,312	4,472
Units issued and transferred from other funding options	198	251	356	333	758	689
Units redeemed and transferred to other funding options	(216)	(220)	(259)	(270)	(1,923)	(849)
Units end of year	657	675	6,899	6,802	3,147	4,312
	Putnam VT Growth Opportunities Division		Putnam VT High Yield Division		Putnam VT Income Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	56,894	61,532	179,644	189,888	219,951	234,731
Units issued and transferred from other funding options	9,936	8,973	63,377	67,156	63,435	55,427
Units redeemed and transferred to other funding options	(17,508)	(13,611)	(67,899)	(77,400)	(71,120)	(70,207)
Units end of year	49,322	56,894	175,122	179,644	212,266	219,951

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2022 and 2021:

	Putnam VT International Equity Division		Putnam VT International Value Division		Putnam VT Large Cap Value Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	7,516	7,569	1,435	1,294	172,924	169,293
Units issued and transferred from other funding options	1,839	1,236	346	329	54,053	48,580
Units redeemed and transferred to other funding options	(2,077)	(1,289)	(207)	(188)	(43,363)	(44,949)
Units end of year	7,278	7,516	1,574	1,435	183,614	172,924
	T. Rowe Price ES Equity Income Division		T. Rowe Price ES Mid-Cap Growth Division		T. Rowe Price ES Moderate Allocation Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	791	617	6,199	6,054	377,654	391,323
Units issued and transferred from other funding options	170	274	2,695	1,765	86,916	80,585
Units redeemed and transferred to other funding options	(422)	(100)	(2,276)	(1,620)	(98,987)	(94,254)
Units end of year	539	791	6,618	6,199	365,583	377,654

	Putnam VT Multi-Cap Core Division		Putnam VT Sustainable Leaders Division		T. Rowe Price ES All-Cap Opportunities Division
	2022	2021	2022	2021	2022	2021
Units beginning of year	7,656	7,328	167,428	170,168	173,378	179,526
Units issued and transferred from other funding options	430	596	32,164	30,514	43,585	41,321
Units redeemed and transferred to other funding options	(269)	(268)	(35,247)	(33,254)	(51,467)	(47,469)
Units end of year	7,817	7,656	164,345	167,428	165,496	173,378
	T. Rowe Price FIS Limited-Term Bond Division
	2022	2021
Units beginning of year	755,761	775,628
Units issued and transferred from other funding options	371,059	355,640
Units redeemed and transferred to other funding options	(400,202)	(375,507)
Units end of year	726,618	755,761

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, portfolio or series, and total return ratios for the respective stated periods in the five years ended December 31, 2022:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
American Funds® New World®	2022	179,280	23.91	4,287,004	1.62	0.75	(22.44)
Division	2021	161,048	30.83	4,965,420	1.11	0.75	4.37
	2020	155,150	29.54	4,583,118	0.25	0.75	22.96
	2019	150,724	24.02	3,620,878	1.19	0.75	28.50
	2018	157,269	18.69	2,940,058	1.13	0.75	(14.48)
American Funds® U.S. Government	2022	103,946	12.16	1,264,473	4.23	0.75	(11.41)
Securities Division	2021	93,206	13.73	1,279,886	1.50	0.75	(1.19)
	2020	103,011	13.90	1,431,512	2.00	0.75	9.26
	2019	99,426	12.72	1,264,572	2.25	0.75	4.91
	2018	105,125	12.12	1,274,539	2.14	0.75	0.15
BHFTI Brighthouse/abrdn	2022	658,543	10.75 - 11.19	7,252,289	1.01	0.00 - 0.75	(26.13) - (25.58)
Emerging Markets Equity	2021	664,645	14.56 - 15.03	9,861,310	0.39	0.00 - 0.75	(5.52) - (4.81)
Division	2020	591,250	15.41 - 15.79	9,246,860	2.17	0.00 - 0.75	26.72 - 27.68
	2019	621,168	12.16 - 12.37	7,634,274	1.91	0.00 - 0.75	20.08 - 20.98
	2018	628,354	10.12 - 10.23	6,397,360	2.89	0.00 - 0.75	(14.56) - (13.92)
BHFTI Brighthouse/	2022	110,873	46.89	5,199,069	0.71	0.75	(19.63)
Wellington Large Cap	2021	97,568	58.34	5,692,550	0.85	0.75	23.45
Research Division	2020	87,319	47.26	4,126,737	1.14	0.75	21.35
	2019	85,878	38.94	3,344,480	1.14	0.75	31.08
	2018	85,868	29.71	2,551,183	1.03	0.75	(6.86)
BHFTI Invesco Global Equity	2022	492,013	31.30 - 32.57	15,878,478	—	0.00 - 0.75	(32.21) - (31.70)
Division	2021	517,461	46.17 - 47.69	24,512,954	0.13	0.00 - 0.75	14.89 - 15.76
	2020	498,674	40.19 - 41.20	20,441,169	0.90	0.00 - 0.75	26.96 - 27.92
	2019	528,665	31.65 - 32.21	16,970,446	1.05	0.00 - 0.75	30.92 - 31.91
	2018	531,836	24.18 - 24.42	12,960,443	1.24	0.00 - 0.75	(13.62) - (12.96)
BHFTI Loomis Sayles Growth	2022	93,330	34.23	3,194,322	—	0.75	(28.40)
Division	2021	83,778	47.80	4,004,845	0.20	0.75	17.77
	2020	83,610	40.59	3,393,699	0.82	0.75	31.55
	2019	83,901	30.85	2,588,735	1.05	0.75	22.91
	2018	94,185	25.10	2,364,423	0.79	0.75	(7.51)
BHFTII BlackRock Capital	2022	169,759	45.78	7,771,376	—	0.75	(38.08)
Appreciation Division	2021	150,435	73.93	11,121,252	—	0.75	20.30
	2020	147,129	61.45	9,041,689	—	0.75	39.61
	2019	139,465	44.02	6,139,005	0.21	0.75	31.86
	2018	133,249	33.38	4,448,188	0.12	0.75	1.66
BHFTII BlackRock	2022	573,547	9.75	5,592,407	—	0.75	0.69
Ultra-Short Term Bond	2021	594,017	9.68	5,752,501	0.34	0.75	(0.94)
Division	2020	577,820	9.78	5,648,716	1.93	0.75	(0.32)
	2019	573,192	9.81	5,621,566	1.77	0.75	1.37
	2018	563,862	9.68	5,455,506	1.00	0.75	1.04

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII MetLife Aggregate	2022	472,818	12.25 - 12.75	5,957,525	2.82	0.00 - 0.75	(13.74) - (13.09)
Bond Index Division	2021	451,956	14.21 - 14.67	6,568,643	2.54	0.00 - 0.75	(2.66) - (1.93)
	2020	505,783	14.59 - 14.96	7,520,742	2.99	0.00 - 0.75	6.41 - 7.21
	2019	434,137	13.72 - 13.96	6,030,287	3.14	0.00 - 0.75	7.82 - 8.64
	2018	421,130	12.72 - 12.85	5,395,701	3.05	0.00 - 0.75	(0.93) - (0.18)
BHFTII MetLife Mid Cap	2022	796,124	47.26 - 49.18	38,899,660	1.12	0.00 - 0.75	(13.90) - (13.26)
Stock Index Division	2021	838,339	54.89 - 56.69	47,292,825	1.08	0.00 - 0.75	23.47 - 24.40
	2020	853,475	44.46 - 45.57	38,754,604	1.45	0.00 - 0.75	12.55 - 13.39
	2019	876,781	39.50 - 40.19	35,153,903	1.38	0.00 - 0.75	25.01 - 25.95
	2018	872,778	31.60 - 31.91	27,810,265	1.24	0.00 - 0.75	(11.97) - (11.30)
BHFTII MetLife MSCI EAFE®	2022	348,629	21.10 - 21.96	7,578,341	3.69	0.00 - 0.75	(15.11) - (14.47)
Index Division	2021	349,722	24.86 - 25.68	8,913,635	1.80	0.00 - 0.75	9.90 - 10.72
	2020	333,422	22.62 - 23.19	7,690,660	3.14	0.00 - 0.75	7.04 - 7.85
	2019	332,561	21.13 - 21.50	7,124,974	2.67	0.00 - 0.75	21.02 - 21.93
	2018	324,203	17.46 - 17.64	5,705,359	2.98	0.00 - 0.75	(14.56) - (13.91)
BHFTII MetLife Russell 2000®	2022	1,002,913	41.46 - 43.15	42,202,868	1.07	0.00 - 0.75	(20.83) - (20.23)
Index Division	2021	1,030,017	52.37 - 54.09	54,601,903	1.00	0.00 - 0.75	13.66 - 14.52
	2020	1,019,022	46.07 - 47.23	47,381,459	1.35	0.00 - 0.75	18.73 - 19.62
	2019	1,051,308	38.81 - 39.49	41,061,526	1.19	0.00 - 0.75	24.68 - 25.62
	2018	1,124,338	31.13 - 31.43	35,112,950	1.10	0.00 - 0.75	(11.64) - (10.97)
BHFTII MetLife Stock Index	2022	1,524,518	50.50 - 52.56	79,865,014	1.29	0.00 - 0.75	(18.91) - (18.30)
Division	2021	1,583,804	62.28 - 64.33	101,652,469	1.50	0.00 - 0.75	27.40 - 28.36
	2020	1,608,600	48.88 - 50.11	80,480,371	1.85	0.00 - 0.75	17.22 - 18.10
	2019	1,644,413	41.70 - 42.43	69,701,660	2.11	0.00 - 0.75	30.17 - 31.15
	2018	1,619,472	32.04 - 32.35	52,368,285	1.77	0.00 - 0.75	(5.32) - (4.60)
BHFTII MFS® Total Return	2022	783,955	27.78 - 28.91	22,566,355	1.81	0.00 - 0.75	(10.31) - (9.63)
Division	2021	811,668	30.97 - 31.99	25,886,445	1.87	0.00 - 0.75	13.36 - 14.22
	2020	850,939	27.32 - 28.01	23,781,106	2.45	0.00 - 0.75	8.94 - 9.76
	2019	865,566	25.08 - 25.52	22,054,170	2.36	0.00 - 0.75	19.47 - 20.37
	2018	896,547	20.99 - 21.20	18,989,729	2.30	0.00 - 0.75	(6.28) - (5.57)
BHFTII MFS® Value Division	2022	146,930	43.65	6,413,434	1.69	0.75	(6.68)
	2021	143,122	46.77	6,694,271	1.54	0.75	24.61
	2020	136,364	37.54	5,118,690	1.97	0.75	3.18
	2019	135,270	36.38	4,921,104	1.86	0.75	29.16
	2018	144,123	28.17	4,059,455	1.78	0.75	(10.73)
BHFTII Western Asset	2022	119,447	10.88	1,299,204	5.80	0.75	(17.28)
Management Strategic Bond	2021	110,467	13.15	1,452,500	3.70	0.75	2.05
Opportunities Division	2020	106,193	12.88	1,368,277	6.18	0.75	6.11
	2019	111,990	12.14	1,359,819	4.81	0.75	13.63
	2018	120,251	10.69	1,284,962	5.37	0.75	(4.52)
DWS I Capital Growth VIP	2022	6,282	123.02	772,839	0.11	0.75	(31.25)
Division	2021	8,740	178.96	1,563,982	0.22	0.75	21.86
	2020	8,660	146.85	1,271,808	0.47	0.75	38.00
	2019	11,460	106.41	1,219,534	0.43	0.75	36.11
	2018	10,939	78.18	855,226	0.82	0.75	(2.34)

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
DWS I Core Equity VIP	2022	9,149	48.78	446,293	0.78	0.75	(16.16)
Division	2021	14,110	58.18	820,969	0.78	0.75	24.36
	2020	12,495	46.78	584,586	1.28	0.75	15.26
	2019	17,929	40.59	727,713	1.06	0.75	29.33
	2018	18,152	31.38	569,687	1.80	0.75	(6.39)
DWS I CROCI® International	2022	405,668	20.72 - 21.28	8,409,948	3.23	0.75	(13.84)
VIP Division	2021	406,887	24.05 - 24.70	9,790,407	2.44	0.75	8.42
	2020	392,418	22.18 - 22.78	8,709,039	3.44	0.75	1.84
	2019	396,089	21.78 - 22.37	8,633,998	3.09	0.75	20.86
	2018	451,479	18.02 - 18.51	8,141,037	1.06	0.75	(15.04)
DWS I Global Small Cap VIP	2022	8,494	28.32	240,546	0.56	0.75	(24.62)
Division	2021	9,506	37.57	357,134	0.35	0.75	14.08
	2020	15,789	32.93	519,982	0.69	0.75	16.48
	2019	11,634	28.27	328,924	—	0.75	20.38
	2018	12,672	23.49	297,616	0.28	0.75	(21.11)
DWS II Global Income	2022	6,460	43.08	278,294	3.27	0.75	(15.62)
Builder VIP Division	2021	9,288	51.05	474,165	2.31	0.75	10.13
	2020	8,956	46.36	415,182	3.00	0.75	7.47
	2019	10,833	43.14	467,284	4.06	0.75	19.27
	2018	10,612	36.17	383,810	3.97	0.75	(8.36)
DWS II Government Money	2022	15,870,301	1.02	16,144,220	1.27	0.75	0.55
Market VIP Division	2021	16,554,941	1.01	16,747,915	0.01	0.75	(0.74)
	2020	16,646,960	1.02	16,966,086	0.23	0.75	(0.52)
	2019	15,703,580	1.02	16,087,633	1.76	0.75	1.01
	2018	16,445,092	1.01	16,678,832	1.45	0.75	0.63
DWS II Small Mid Cap Growth	2022	4,264	29.96	127,758	—	0.75	(28.56)
VIP Division	2021	5,666	41.94	237,613	0.04	0.75	12.99
	2020	8,290	37.12	307,693	0.04	0.75	29.20
	2019	8,589	28.73	246,752	—	0.75	21.50
	2018	7,600	23.64	179,690	—	0.75	(14.24)
Fidelity® VIP Asset	2022	4,204	20.98	88,193	2.34	0.75	(15.57)
Manager Division	2021	3,195	24.85	79,392	1.80	0.75	9.10
	2020	2,778	22.78	63,269	1.25	0.75	14.01
	2019	3,736	19.98	74,632	1.86	0.75	17.37
	2018	3,599	17.02	61,264	1.67	0.75	(6.06)
Fidelity® VIP Asset Manager:	2022	15,161	23.30	353,251	2.07	0.75	(17.50)
Growth Division	2021	11,999	28.24	338,864	1.32	0.75	13.11
	2020	18,161	24.97	453,432	1.13	0.75	16.39
	2019	17,796	21.45	381,763	1.72	0.75	21.91
	2018	15,498	17.60	272,723	1.60	0.75	(8.34)
Fidelity® VIP Contrafund®	2022	407,104	137.71	56,063,412	0.51	0.75	(26.86)
Division	2021	429,054	188.29	80,788,064	0.06	0.75	26.88
	2020	447,306	148.40	66,381,410	0.25	0.75	29.59
	2019	481,329	114.52	55,120,982	0.45	0.75	30.60
	2018	560,960	87.69	49,190,277	0.70	0.75	(7.08)

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
Fidelity® VIP Equity-Income	2022	280,621	102.50 - 134.62	28,853,244	1.84	0.75	(5.67)
Division	2021	308,150	108.66 - 142.70	33,588,500	1.91	0.75	23.96
	2020	319,815	87.66 - 115.12	28,130,541	1.83	0.75	5.89
	2019	331,359	82.78 - 108.71	27,544,572	1.97	0.75	26.49
	2018	364,508	65.44 - 85.94	23,966,581	2.25	0.75	(8.98)
Fidelity® VIP Freedom 2010	2022	48,540	17.56	852,377	2.18	0.75	(14.17)
Division	2021	90,729	20.46	1,856,305	0.98	0.75	5.10
	2020	119,833	19.47	2,332,790	1.16	0.75	11.65
	2019	180,047	17.44	3,139,307	2.18	0.75	15.22
	2018	177,894	15.13	2,691,936	1.66	0.75	(4.73)
Fidelity® VIP Freedom 2020	2022	223,448	18.65	4,166,787	2.05	0.75	(16.32)
Division	2021	249,132	22.28	5,551,603	1.06	0.75	8.65
	2020	286,158	20.51	5,868,829	1.28	0.75	14.20
	2019	309,461	17.96	5,557,751	1.88	0.75	19.23
	2018	414,463	15.06	6,242,954	1.51	0.75	(6.57)
Fidelity® VIP Freedom 2030	2022	548,126	20.40	11,182,809	1.95	0.75	(17.49)
Division	2021	561,988	24.73	13,896,330	1.11	0.75	11.53
	2020	542,502	22.17	12,027,479	1.27	0.75	16.01
	2019	568,860	19.11	10,871,060	2.02	0.75	23.50
	2018	563,612	15.47	8,721,397	1.31	0.75	(8.47)
Fidelity® VIP Freedom 2040	2022	331,240	25.70	8,514,120	1.67	0.75	(18.86)
Division	2021	310,377	31.68	9,832,604	0.97	0.75	16.95
	2020	276,994	27.09	7,503,091	1.07	0.75	18.39
	2019	268,004	22.88	6,132,110	1.86	0.75	27.56
	2018	263,230	17.94	4,721,513	1.29	0.75	(10.56)
Fidelity® VIP Freedom 2050	2022	156,740	25.92	4,062,893	1.71	0.75	(18.83)
Division	2021	133,021	31.94	4,248,147	0.98	0.75	16.95
	2020	121,315	27.31	3,312,715	1.10	0.75	18.39
	2019	99,247	23.07	2,289,202	1.82	0.75	27.55
	2018	93,550	18.08	1,691,719	1.22	0.75	(10.57)
Fidelity® VIP Government	2022	809,733	1.59	1,289,466	1.40	0.75	0.68
Money Market Division	2021	845,513	1.58	1,337,329	0.01	0.75	(0.74)
	2020	846,663	1.59	1,349,094	0.32	0.75	(0.43)
	2019	918,910	1.60	1,470,563	2.00	0.75	1.25
	2018	915,239	1.58	1,446,557	1.63	0.75	0.89
Fidelity® VIP Growth	2022	197,097	227.56 - 263.49	45,043,632	0.61	0.75	(25.02)
Division	2021	203,393	303.49 - 351.42	62,005,607	—	0.75	22.29
	2020	211,290	248.16 - 287.36	52,735,891	0.07	0.75	42.82
	2019	222,598	173.76 - 201.21	38,934,055	0.26	0.75	33.31
	2018	246,645	130.35 - 150.93	32,354,552	0.24	0.75	(0.92)
Fidelity® VIP High Income	2022	7,127	35.85	255,533	5.10	0.75	(12.04)
Division	2021	7,996	40.76	325,907	5.42	0.75	3.63
	2020	7,644	39.33	300,645	4.99	0.75	1.98
	2019	8,377	38.57	323,065	4.88	0.75	14.25
	2018	9,144	33.76	308,696	5.61	0.75	(4.01)

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
Fidelity® VIP Index 500	2022	134,174	575.46 - 622.90	77,350,501	1.47	0.75	(18.82)
Division	2021	140,704	708.89 - 767.33	99,914,948	1.27	0.75	27.62
	2020	144,758	555.49 - 601.28	80,535,313	1.77	0.75	17.35
	2019	153,271	473.35 - 512.37	72,701,897	1.95	0.75	30.37
	2018	165,670	363.08 - 393.01	60,269,237	1.86	0.75	(5.21)
Fidelity® VIP Investment	2022	25,740	33.45	861,036	2.24	0.75	(13.61)
Grade Bond Division	2021	27,760	38.72	1,074,894	1.99	0.75	(1.35)
	2020	38,808	39.25	1,523,213	2.23	0.75	8.57
	2019	37,771	36.15	1,365,429	2.78	0.75	8.85
	2018	37,147	33.21	1,233,704	2.58	0.75	(1.28)
Fidelity® VIP Mid Cap	2022	90,684	116.20	10,537,459	0.50	0.75	(15.38)
Division	2021	92,996	137.32	12,770,126	0.63	0.75	24.66
	2020	90,580	110.15	9,977,547	0.67	0.75	17.30
	2019	93,797	93.90	8,807,815	0.85	0.75	22.53
	2018	101,522	76.64	7,780,558	0.65	0.75	(15.18)
Fidelity® VIP Overseas	2022	11,997	53.89	646,494	1.10	0.75	(25.05)
Division	2021	11,458	71.90	823,778	0.53	0.75	18.80
	2020	11,596	60.52	701,735	0.46	0.75	14.75
	2019	12,988	52.74	684,969	1.73	0.75	26.81
	2018	13,072	41.59	543,671	1.61	0.75	(15.45)
Fidelity® VIP Real Estate	2022	32,447	17.22 - 44.95	1,004,082	1.33	0.75	(28.05)
Division	2021	31,510	23.94 - 62.48	1,359,119	1.23	0.75	37.95
	2020	19,635	17.35 - 45.29	782,977	2.16	0.75	(7.25)
	2019	28,793	18.71 - 48.83	1,012,314	1.75	0.75	22.30
	2018	27,555	15.30 - 39.93	844,815	2.79	0.75	(6.93)
Fidelity® VIP Value	2022	12,792	39.40	504,040	1.32	0.75	(4.83)
Division	2021	12,620	41.40	522,480	1.63	0.75	29.18
	2020	13,482	32.05	432,084	1.47	0.75	5.46
	2019	15,429	30.39	468,859	1.81	0.75	31.14
	2018	15,934	23.17	369,240	1.09	0.75	(14.49)
Invesco V.I. Diversified	2022	3,491	79.00	275,783	1.88	0.90	(2.56)
Dividend Division	2021	4,004	81.07	324,592	2.14	0.90	17.83
	2020	5,257	68.80	361,730	3.00	0.90	(0.76)
	2019	7,155	69.33	496,075	2.80	0.90	23.97
	2018	9,844	55.92	550,512	2.30	0.90	(8.41)
Invesco V.I. Equity and	2022	196	51.79	10,129	1.91	0.90	(8.34)
Income Division	2021	243	56.50	13,751	1.84	0.90	17.59
	2020	294	48.05	14,138	1.78	0.90	8.96
	2019	1,010	44.09	44,547	2.44	0.90	19.29
	2018	1,743	36.97	64,430	2.53	0.90	(10.32)
Invesco V.I. Global Core	2022	9,890	35.85	354,551	0.36	0.90	(22.57)
Equity Division	2021	9,122	46.30	422,403	1.00	0.90	14.93
	2020	8,978	40.29	361,713	1.41	0.90	12.21
	2019	9,352	35.90	335,762	1.44	0.90	24.08
	2018	13,984	28.94	404,656	1.09	0.90	(16.08)

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
Invesco V.I. High Yield	2022	681	11.85	8,064	4.64	0.90	(10.36)
Division	2021	762	13.22	10,068	4.40	0.90	3.45
	2020	1,011	12.78	12,923	6.01	0.90	2.39
	2019	1,125	12.48	14,041	4.02	0.90	12.49
	2018	2,409	11.09	26,727	5.55	0.90	(4.22)
MFS® VIT Global Equity	2022	243,766	41.76 - 41.82	10,193,654	0.52	0.75	(18.34)
Division	2021	251,526	51.14 - 51.22	12,880,866	0.64	0.75	16.33
	2020	269,286	43.96 - 44.03	11,854,053	1.17	0.75	12.44
	2019	288,131	39.10 - 39.16	11,280,247	1.09	0.75	29.59
	2018	314,131	30.17 - 30.21	9,489,706	0.95	0.75	(10.42)
MFS® VIT Growth Division	2022	234,357	92.04 - 92.05	21,573,274	—	0.75	(32.15)
	2021	241,095	135.64 - 135.66	32,707,439	—	0.75	22.61
	2020	256,612	110.63 - 110.65	28,392,910	—	0.75	30.87
	2019	277,118	84.53 - 84.55	23,429,324	—	0.75	37.12
	2018	304,350	61.65 - 61.66	18,766,180	0.09	0.75	1.90
MFS® VIT Investors Trust	2022	1,774	70.85	125,675	0.68	0.75	(17.11)
Division	2021	1,817	85.48	155,294	0.63	0.75	25.87
	2020	1,848	67.91	125,515	0.64	0.75	13.02
	2019	2,135	60.09	128,316	0.68	0.75	30.60
	2018	2,263	46.01	104,145	0.65	0.75	(6.20)
MFS® VIT Mid Cap Growth	2022	9,323	22.21	207,099	—	0.75	(29.23)
Division	2021	9,589	31.39	300,981	—	0.75	13.26
	2020	9,669	27.71	267,946	—	0.75	35.46
	2019	10,049	20.46	205,588	—	0.75	37.63
	2018	10,409	14.87	154,734	—	0.75	0.47
MFS® VIT New Discovery	2022	6,699	61.54	412,226	—	0.75	(30.28)
Division	2021	6,949	88.26	613,368	—	0.75	1.04
	2020	7,200	87.36	629,009	—	0.75	44.80
	2019	7,476	60.33	451,014	—	0.75	40.64
	2018	5,540	42.90	237,631	—	0.75	(2.22)
MFS® VIT Research Division	2022	2,162	74.45	160,993	0.49	0.75	(17.83)
	2021	2,238	90.60	202,776	0.55	0.75	23.87
	2020	2,256	73.14	165,001	0.72	0.75	15.72
	2019	2,649	63.21	167,445	0.79	0.75	31.95
	2018	2,633	47.90	126,121	0.71	0.75	(5.09)
MFS® VIT Total Return	2022	8,808	63.29	557,494	1.73	0.75	(10.26)
Division	2021	8,751	70.53	617,202	1.81	0.75	13.26
	2020	8,763	62.27	545,655	2.31	0.75	8.99
	2019	8,906	57.13	508,823	2.37	0.75	19.48
	2018	8,818	47.82	421,646	2.23	0.75	(6.32)
MFS® VIT Total Return Bond	2022	232,422	25.79 - 26.84	6,238,077	2.69	0.00 - 0.75	(14.58) - (13.93)
Division	2021	261,475	30.19 - 31.19	8,154,248	2.72	0.00 - 0.75	(1.55) - (0.81)
	2020	257,138	30.67 - 31.44	8,084,805	3.43	0.00 - 0.75	7.66 - 8.47
	2019	293,022	28.49 - 28.99	8,493,812	3.59	0.00 - 0.75	9.38 - 10.21
	2018	246,173	26.05 - 26.30	6,474,955	3.25	0.00 - 0.75	(1.83) - (1.09)

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
MFS® VIT Utilities Division	2022	588	139.63	82,153	2.44	0.75	0.00
	2021	581	139.62	81,115	1.78	0.75	13.24
	2020	557	123.30	68,623	2.50	0.75	5.11
	2019	571	117.30	66,992	3.76	0.75	24.13
	2018	667	94.50	63,021	1.02	0.75	0.30
MFS® VIT Value Division	2022	8,154	45.06	367,417	1.40	0.75	(6.61)
	2021	8,149	48.25	393,180	1.30	0.75	24.52
	2020	7,468	38.75	289,376	1.58	0.75	2.70
	2019	7,660	37.73	289,028	2.09	0.75	28.83
	2018	8,555	29.29	250,558	1.55	0.75	(10.76)
MFS® VIT II Core Equity	2022	1,156	70.53	81,552	0.32	0.75	(17.89)
Division	2021	1,094	85.90	93,948	0.43	0.75	24.38
	2020	1,118	69.06	77,203	0.72	0.75	17.82
	2019	1,340	58.62	78,557	0.64	0.75	32.20
	2018	2,580	44.34	114,407	0.69	0.75	(4.55)
MFS® VIT II High Yield	2022	608	31.91	19,393	5.76	0.75	(11.18)
Division	2021	490	35.93	17,616	5.08	0.75	2.71
	2020	442	34.98	15,470	5.82	0.75	4.30
	2019	414	33.54	13,882	5.62	0.75	13.95
	2018	415	29.43	12,209	5.99	0.75	(3.81)
MFS® VIT II Income Division	2022	63	24.34	1,540	3.55	0.75	(14.35)
	2021	55	28.42	1,572	3.17	0.75	(0.28)
	2020	35	28.50	998	3.47	0.75	8.53
	2019	89	26.26	2,337	3.54	0.75	10.77
	2018	79	23.71	1,865	4.24	0.75	(2.72)
MFS® VIT II Massachusetts	2022	8,132	41.04	333,766	0.10	0.75	(19.86)
Investors Growth Stock	2021	8,516	51.21	436,144	0.25	0.75	25.03
Division	2020	8,929	40.96	365,731	0.46	0.75	21.61
	2019	9,576	33.68	322,534	0.59	0.75	38.91
	2018	9,869	24.25	239,295	0.58	0.75	0.05
MFS® VIT II U.S. Government	2022	298,955	9.45 - 9.83	2,937,403	1.16	0.00 - 0.75	0.42 - 1.17
Money Market Division	2021	293,749	9.41 - 9.72	2,853,113	—	0.00 - 0.75	(0.75) - 0.00
	2020	499,178	9.48 - 9.72	4,849,542	0.15	0.00 - 0.75	(0.53) - 0.22
	2019	250,195	9.53 - 9.70	2,424,980	1.61	0.00 - 0.75	0.88 - 1.63
	2018	197,476	9.45 - 9.54	1,883,405	1.25	0.00 - 0.75	0.50 - 1.26
Morgan Stanley VIF Global	2022	611	69.09	42,232	2.87	0.90	(8.84)
Infrastructure Division	2021	634	75.79	48,029	1.58	0.90	13.24
	2020	1,498	66.93	100,263	1.67	0.90	(2.04)
	2019	1,716	68.32	117,267	2.71	0.90	27.15
	2018	3,318	53.73	178,302	2.17	0.90	(8.68)
Morgan Stanley VIF Global	2022	3,133	13.15	41,209	—	0.90	(17.68)
Strategist Division	2021	3,100	15.98	49,544	1.86	0.90	7.40
	2020	2,794	14.88	41,572	1.43	0.90	9.92
	2019	3,537	13.54	47,881	1.54	0.90	16.72
	2018	6,191	11.60	71,797	0.95	0.90	(7.35)

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
Morgan Stanley VIF Growth	2022	53,357	8.94	477,128	—	0.90	(60.43)
Division	2021	55,674	22.60	1,257,996	—	0.90	(0.79)
(Commenced 4/29/2019)	2020	68,465	22.78	1,559,390	—	0.90	115.36
	2019	86,284	10.58	912,538	—	0.90	5.44
Morgan Stanley VIS Income	2022	657	31.57	20,743	1.82	0.90	(17.22)
Plus Division	2021	675	38.14	25,738	3.40	0.90	(2.75)
	2020	644	39.22	25,275	2.63	0.90	9.63
	2019	1,120	35.77	40,068	3.09	0.90	14.92
	2018	1,467	31.13	45,666	3.29	0.90	(4.88)
Putnam VT Diversified	2022	6,899	26.31	181,541	6.86	0.75	(2.79)
Income Division	2021	6,802	27.07	184,130	0.91	0.75	(7.43)
	2020	6,739	29.24	197,051	7.80	0.75	(1.50)
	2019	6,713	29.69	199,304	3.47	0.75	10.72
	2018	6,638	26.81	177,989	4.33	0.75	(1.48)
Putnam VT Emerging Markets	2022	3,147	23.20	73,013	—	0.75	(27.86)
Equity Division	2021	4,312	32.16	138,699	0.71	0.75	(4.66)
	2020	4,472	33.74	150,856	0.28	0.75	27.29
	2019	4,480	26.50	118,744	—	0.75	24.28
	2018	4,284	21.33	91,367	0.14	0.75	(19.02)
Putnam VT Focused	2022	6,073	50.23	304,998	2.17	0.75	(18.60)
International Equity Division	2021	6,931	61.71	427,655	0.98	0.75	12.00
	2020	7,315	55.09	403,006	0.39	0.75	9.49
	2019	8,586	50.32	432,063	0.01	0.75	25.98
	2018	8,612	39.94	343,989	0.55	0.75	(12.87)
Putnam VT Global Asset	2022	3,514	62.62	220,056	1.87	0.75	(16.45)
Allocation Division	2021	4,764	74.94	357,027	0.91	0.75	13.40
	2020	5,504	66.09	363,773	2.15	0.75	11.74
	2019	5,997	59.15	354,728	1.74	0.75	16.54
	2018	6,298	50.75	319,637	2.14	0.75	(7.72)
Putnam VT Government Money	2022	77,103	1.39	107,051	1.27	0.75	0.53
Market Division	2021	78,727	1.38	108,725	0.01	0.75	(0.74)
	2020	72,182	1.39	100,426	0.23	0.75	(0.51)
	2019	70,437	1.40	98,504	1.80	0.75	1.04
	2018	68,670	1.38	95,042	1.42	0.75	0.67
Putnam VT Growth	2022	49,322	197.90 - 198.32	9,780,607	—	0.75	(30.88)
Opportunities Division	2021	56,894	286.32 - 286.94	16,323,506	—	0.75	22.08
	2020	61,532	234.53 - 235.04	14,460,864	0.25	0.75	38.05
	2019	63,351	169.89 - 170.26	10,785,132	0.37	0.75	36.09
	2018	69,198	124.84 - 125.11	8,656,730	0.06	0.75	1.83
Putnam VT High Yield	2022	175,122	39.87 - 40.44	6,984,066	5.35	0.75	(12.03)
Division	2021	179,644	45.32 - 45.97	8,144,217	5.01	0.75	4.41
	2020	189,888	43.40 - 44.03	8,244,577	5.78	0.75	4.71
	2019	192,317	41.45 - 42.05	7,974,311	6.06	0.75	13.69
	2018	202,031	36.46 - 36.98	7,368,740	5.92	0.75	(4.31)

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
Putnam VT Income Division	2022	212,266	32.06 - 32.32	6,805,257	5.90	0.75	(14.13)
	2021	219,951	37.33 - 37.64	8,211,915	1.65	0.75	(5.15)
	2020	234,731	39.36 - 39.69	9,239,582	4.94	0.75	5.22
	2019	246,460	37.41 - 37.72	9,220,064	3.42	0.75	11.41
	2018	255,494	33.58 - 33.86	8,579,374	3.26	0.75	(0.39)
Putnam VT International	2022	7,278	31.64	230,309	1.87	0.75	(15.22)
Equity Division	2021	7,516	37.32	280,532	1.35	0.75	8.27
	2020	7,569	34.47	260,920	1.84	0.75	11.51
	2019	7,997	30.91	247,231	1.62	0.75	24.61
	2018	8,073	24.81	200,276	1.65	0.75	(19.56)
Putnam VT International	2022	1,574	28.99	45,647	2.15	0.75	(7.39)
Value Division	2021	1,435	31.31	44,927	2.09	0.75	14.42
	2020	1,294	27.36	35,418	2.71	0.75	3.45
	2019	1,268	26.45	33,548	2.79	0.75	19.54
	2018	1,160	22.13	25,670	2.17	0.75	(18.00)
Putnam VT Large Cap Value	2022	183,614	52.42	9,625,834	1.62	0.75	(3.59)
Division	2021	172,924	54.38	9,403,236	1.36	0.75	26.67
	2020	169,293	42.93	7,267,783	1.97	0.75	5.26
	2019	185,486	40.78	7,564,879	2.34	0.75	29.76
	2018	217,218	31.43	6,827,499	0.92	0.75	(8.96)
Putnam VT Multi-Cap Core	2022	7,817	36.85	288,057	1.57	0.75	(16.17)
Division	2021	7,656	43.96	336,556	0.82	0.75	30.34
	2020	7,328	33.73	247,141	1.16	0.75	16.75
	2019	7,379	28.89	213,147	1.33	0.75	31.02
	2018	7,232	22.05	159,453	1.30	0.75	(8.14)
Putnam VT Sustainable	2022	164,345	97.15 - 97.68	16,049,076	0.82	0.75	(23.30)
Leaders Division	2021	167,428	126.65 - 127.35	21,315,914	0.33	0.75	22.91
	2020	170,168	103.04 - 103.61	17,625,871	0.64	0.75	28.10
	2019	177,849	80.44 - 80.88	14,380,951	0.69	0.75	35.70
	2018	195,213	59.28 - 59.61	11,632,537	0.01	0.75	(2.02)
T. Rowe Price ES All-Cap	2022	165,496	131.23	21,717,709	—	0.75	(22.10)
Opportunities Division	2021	173,378	168.45	29,205,142	—	0.75	19.89
	2020	179,526	140.50	25,222,946	—	0.75	43.29
	2019	190,330	98.05	18,661,745	0.41	0.75	33.92
	2018	205,722	73.21	15,061,764	0.16	0.75	0.40
T. Rowe Price ES Equity	2022	539	70.75	38,140	1.77	0.75	(4.06)
Income Division	2021	791	73.74	58,365	1.63	0.75	24.61
	2020	617	59.18	36,526	2.32	0.75	0.43
	2019	729	58.93	42,971	2.31	0.75	25.45
	2018	799	46.97	37,515	1.98	0.75	(10.18)
T. Rowe Price ES Mid-Cap	2022	6,618	113.37	750,305	—	0.75	(23.16)
Growth Division	2021	6,199	147.54	914,606	—	0.75	13.99
	2020	6,054	129.43	783,610	—	0.75	22.88
	2019	6,154	105.33	648,219	0.14	0.75	30.31
	2018	6,030	80.83	487,408	—	0.75	(2.77)

PARAGON SEPARATE ACCOUNT B
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
T. Rowe Price ES Moderate	2022	365,583	59.66 - 60.30	22,042,708	1.56	0.75	(18.92)
Allocation Division	2021	377,654	73.59 - 74.37	28,085,486	0.98	0.75	9.24
	2020	391,323	67.36 - 68.08	26,640,434	1.37	0.75	13.68
	2019	423,099	59.26 - 59.88	25,337,071	1.96	0.75	18.91
	2018	451,357	49.83 - 50.36	22,731,621	1.79	0.75	(5.79)
T. Rowe Price FIS	2022	726,618	8.52	6,192,625	1.94	0.75	(5.23)
Limited-Term Bond Division	2021	755,761	8.99	6,796,321	1.34	0.75	(0.62)
	2020	775,628	9.05	7,018,572	1.97	0.75	3.93
	2019	816,764	8.71	7,111,607	2.40	0.75	3.57
	2018	844,373	8.41	7,098,401	2.01	0.75	0.42

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, portfolio or series, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund, portfolio or series in which the Division invests.

2  These amounts represent annualized Policy expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying fund, portfolio or series have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

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Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Item 8. Financial Statements and Supplementary Data
MLIC - 1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2022 and 2021, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Fixed Maturity Securities Available-for-Sale – Fair Value of Level 3 Fixed Maturity Securities — Refer to Notes 1, 7, and 9 to the financial statements

Critical Audit Matter Description

The Company has investments in certain fixed maturity securities classified as available-for-sale whose fair values are based on unobservable inputs that are supported by little or no market activity. When a price is not available in the active market, from an independent pricing service, or from independent broker quotations, management values the security using internal matrix pricing or discounted cash flow techniques. These investments are categorized as Level 3 and had an estimated fair value of $5.2 billion as of December 31, 2022.

Given management uses considerable judgment when estimating the fair value of Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques, performing audit procedures to evaluate the estimate of fair value required a high degree of auditor judgment and an increased extent of effort. This audit effort included
MLIC - 2

the use of professionals with specialized skills and knowledge, including our fair value specialists, to assist in performing procedures and evaluating the audit evidence obtained.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques included, among others, the following:

•We tested the effectiveness of controls over the determination of fair value.

•We tested the accuracy and completeness of relevant security attributes, including credit ratings, maturity dates and coupon rates, used in the determination of Level 3 fair values.

•With the involvement of our fair value specialists, we developed independent fair value estimates for a sample of securities and compared our estimates to the Company’s estimates and evaluated differences. We developed our estimate by evaluating the observable and unobservable inputs used by management or developing independent inputs.

Insurance Liabilities – Valuation of Future Policy Benefits for Long-Term Care Insurance — Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company’s products include long-term care insurance. Liabilities for amounts payable under long-term care insurance are recorded in future policy benefits in the Company’s consolidated balance sheets. Such liabilities are established based on actuarial assumptions at the time policies are issued, which are intended to estimate the experience for the period the policy benefits are payable. Significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves, which are based on current assumptions. Management’s estimate of future policy benefits for long-term care insurance was $14.3 billion as of December 31, 2022.

Management applies considerable judgment in evaluating actual experience to determine whether a change in assumptions for long-term care insurance is warranted. Principal assumptions used in the valuation of future policy benefits for long-term care insurance include morbidity, policy lapse, investment returns and mortality.

Given the inherent uncertainty in selecting assumptions, we have determined that management’s evaluation of actual experience when estimating future policy benefits for long-term care insurance policies is a critical audit matter, which required a high degree of auditor judgment and an increased extent of effort when performing audit procedures to evaluate the judgments made and the reasonableness of the assumptions used in the valuation. The audit effort included the use of professionals with specialized skill and knowledge, including our actuarial specialists, to assist in performing these procedures and evaluating the audit evidence obtained from these procedures.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions used to determine the estimate of future policy benefits for long-term care insurance, included, among others, the following:

•We tested the effectiveness of the control over the assumptions used in the valuation of future policy benefits and the effectiveness of the controls over the underlying data.

•With the involvement of our actuarial specialists, we:
o evaluated judgments applied by management in setting principal assumptions, including evaluating the results of experience studies used as the basis for setting those assumptions.
o evaluated management’s estimate of, or developed an independent estimate of, future policy benefits, on a sample basis, and evaluated differences. This included confirming that assumptions were applied as intended.
o evaluated the results of the Company’s annual premium deficiency tests.
MLIC - 3

Derivatives – Valuation of Embedded Derivative Liabilities — Refer to Notes 1, 3, 8, and 9 to the financial statements

Critical Audit Matter Description

The Company’s products include variable annuity contracts with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. The guarantees on variable annuity contracts are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Guarantees accounted for as embedded derivatives include the non-life contingent portion of guaranteed minimum withdrawal benefits and certain non-life contingent portions of guaranteed minimum income benefits, and are recorded in policyholder account balances on the Company’s consolidated balance sheet. Embedded derivatives are measured at estimated fair value separately from the host variable annuity contract using actuarial and capital market assumptions that are updated at least annually. Management’s estimate of such embedded derivative liabilities was $0.4 billion as of December 31, 2022.

Management applies considerable judgment in selecting assumptions used to estimate embedded derivative liabilities and changes in market conditions or variations in certain assumptions could result in significant fluctuations in the estimate. Principal assumptions include mortality, lapse, dynamic lapse, withdrawal, utilization, and discount rates and implied volatilities. The valuation of the embedded derivative liabilities is also based on complex calculations which are data intensive.

Given the inherent uncertainty in selecting assumptions and the complexity of the calculations, we have determined that management’s valuation of the embedded derivative liabilities is a critical audit matter which required a high degree of auditor judgment and an increased extent of effort when performing audit procedures to evaluate the judgments made and the reasonableness of the models and assumptions used in the valuation. The audit effort included the use of professionals with specialized skill and knowledge, including our valuation and actuarial specialists, to assist in performing these procedures and evaluating the audit evidence obtained from these procedures.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of embedded derivative liabilities included, among others, the following:

•We tested the effectiveness of controls over the assumptions, including controls over the underlying data used in the valuation of embedded derivative liabilities.

•We tested the effectiveness of controls over the methodologies and models used for determining the embedded derivative liabilities.

•With the involvement of our valuation and actuarial specialists, we:
o evaluated the methods, models, and judgments applied by management in the determination of principal assumptions and the calculation of the embedded derivative liabilities
o evaluated the results of underlying experience studies, capital market projections, and judgments applied by management in setting the assumptions
o developed an independent estimate of the embedded derivative liabilities, on a sample basis, and evaluated differences.

Future Adoption of Accounting Pronouncements – Targeted Improvements to the Accounting for Long-Duration Contracts – Refer to Note 1 to the financial statements

Critical Audit Matter Description

The Company will adopt Accounting Standards Update No. 2018-12, Financial Services— Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended (“ASU 2018-12”), effective January 1, 2023. The modified retrospective transition method will be used, except in regard to market risk benefits where the Company will use the full retrospective method. Based upon these transition methods, the Company estimates that the January 1, 2021 transition date impact from adoption will include a decrease to retained earnings of approximately $4.0 billion, net of income tax, which includes the impact from the requirement to account for variable annuity guarantees as market risk benefits measured at fair value. Market risk benefits are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance which expose insurance companies to other than nominal capital market risk and
MLIC - 4

protect the contractholder from the same risk. Certain contracts or contract features to be identified as market risk benefits are currently accounted for as embedded derivatives and measured at fair value, while others will transition to fair value measurement upon the adoption of ASU 2018-12.

Management applies considerable judgment in estimating the transition date impact of market risk benefits under the full retrospective method of adoption due to the application of fair value measurement principles which use assumptions to estimate the impact of changes in market conditions and policyholder behavior since contract inception that could result in significant fluctuations in the estimate. Principal assumptions include mortality, lapse, dynamic lapse, withdrawal, utilization, discount rates and implied volatilities. Additionally, the valuation of market risk benefits is based on complex calculations.

Given the inherent uncertainty in selecting assumptions and the complexity of the calculations, we have determined that the estimated transition date impact of measuring market risk benefits on contracts or contract features not previously accounted for as embedded derivatives is a critical audit matter which required a high degree of auditor judgment and an increased extent of effort when performing audit procedures to evaluate the judgments made and the reasonableness of the methodologies, models and assumptions used in the valuation. The audit effort included the use of professionals with specialized skill and knowledge, including our valuation and actuarial specialists, to assist in performing these procedures and evaluating the audit evidence obtained from these procedures.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the estimated transition date impact of measuring market risk benefits not previously accounted for as embedded derivatives included, among others, the following:

•We tested the effectiveness of controls over the transition to market risk benefit measurement principles under ASU 2018-12, including the related methodologies, models and assumptions used for determining the fair value of market risk benefits not previously accounted for as embedded derivatives.

•With the involvement of our valuation and actuarial specialists, we:

o evaluated the methods, models, and principal assumptions applied by management in the full retrospective application of market risk benefit measurement principles to estimate the transition date impact

o evaluated the results of underlying experience studies, capital market projections, and judgments applied by management in setting the assumptions since contract inception

o developed an independent estimate, on a sample basis, of the market risk benefits not previously accounted for as embedded derivatives and evaluated differences.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 8, 2023

We have served as the Company’s auditor since at least 1968; however, an earlier year could not be reliably determined.
MLIC - 5

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Balance Sheets
December 31, 2022 and 2021
(In millions, except share and per share data)

	2022	2021
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (net of allowance for credit loss of $114 and $53, respectively); and amortized cost: $160,477 and $158,354, respectively	$145,576	$175,885
Mortgage loans (net of allowance for credit loss of $448 and $536, respectively; includes $144 and $224, respectively, relating to variable interest entities; includes $0 and $127, respectively, under the fair value option)	62,570	60,219
Policy loans	5,729	5,816
Real estate and real estate joint ventures (includes $1,358 and $1,094, respectively, relating to variable interest entities, $299 and $240, respectively, under the fair value option and $0 and $175, respectively, of real estate held-for-sale)	8,416	7,873
Other limited partnership interests	7,887	8,754
Short-term investments, at estimated fair value	2,759	4,866
Other invested assets (net of allowance for credit loss of $19 and $32, respectively; includes $858 and $924, respectively, of leveraged and direct financing leases; $161 and $171, respectively, relating to variable interest entities)	19,148	19,860
Total investments	252,085	283,273
Cash and cash equivalents, principally at estimated fair value	9,405	9,957
Accrued investment income	1,949	1,767
Premiums, reinsurance and other receivables	20,704	20,505
Deferred policy acquisition costs and value of business acquired	5,263	2,598
Current income tax recoverable	165	80
Deferred income tax asset	2,661	—
Other assets	4,367	4,526
Separate account assets	89,241	123,851
Total assets	$385,840	$446,557
Liabilities and Equity
Liabilities
Future policy benefits	$133,725	$132,274
Policyholder account balances	99,967	94,459
Other policy-related balances	7,863	8,094
Policyholder dividends payable	240	312
Policyholder dividend obligation	—	1,682
Payables for collateral under securities loaned and other transactions	14,171	24,866
Short-term debt	99	100
Long-term debt	1,676	1,659
Deferred income tax liability	—	2,036
Other liabilities	24,489	23,796
Separate account liabilities	89,241	123,851
Total liabilities	371,471	413,129
Contingencies, Commitments and Guarantees (Note 16)
Equity
Metropolitan Life Insurance Company stockholder’s equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding	5	5
Additional paid-in capital	12,476	12,464
Retained earnings	10,572	10,868
Accumulated other comprehensive income (loss)	(8,896)	9,917
Total Metropolitan Life Insurance Company stockholder’s equity	14,157	33,254
Noncontrolling interests	212	174
Total equity	14,369	33,428
Total liabilities and equity	$385,840	$446,557
See accompanying notes to the consolidated financial statements.
MLIC - 6

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Operations
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	2022	2021	2020
Revenues
Premiums	$31,198	$26,191	$20,741
Universal life and investment-type product policy fees	1,997	2,062	1,996
Net investment income	10,122	12,486	10,250
Other revenues	1,698	1,616	1,661
Net investment gains (losses)	(127)	652	(73)
Net derivative gains (losses)	472	(964)	738
Total revenues	45,360	42,043	35,313
Expenses
Policyholder benefits and claims	32,954	29,423	23,074
Interest credited to policyholder account balances	2,382	2,027	2,247
Policyholder dividends	559	728	901
Other expenses	5,555	5,617	5,013
Total expenses	41,450	37,795	31,235
Income (loss) before provision for income tax	3,910	4,248	4,078
Provision for income tax expense (benefit)	639	530	534
Net income (loss)	3,271	3,718	3,544
Less: Net income (loss) attributable to noncontrolling interests	28	5	(6)
Net income (loss) attributable to Metropolitan Life Insurance Company	$3,243	$3,713	$3,550
See accompanying notes to the consolidated financial statements.
MLIC - 7

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	2022	2021	2020
Net income (loss)	$3,271	$3,718	$3,544
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(23,566)	(2,462)	1,911
Unrealized gains (losses) on derivatives	(399)	111	216
Foreign currency translation adjustments	(177)	9	54
Defined benefit plans adjustment	325	82	(108)
Other comprehensive income (loss), before income tax	(23,817)	(2,260)	2,073
Income tax (expense) benefit related to items of other comprehensive income (loss)	5,004	515	(436)
Other comprehensive income (loss), net of income tax	(18,813)	(1,745)	1,637
Comprehensive income (loss)	(15,542)	1,973	5,181
Less: Comprehensive income (loss) attributable to noncontrolling interest, net of income tax	28	5	(6)
Comprehensive income (loss) attributable to Metropolitan Life Insurance Company	$(15,570)	$1,968	$5,187
See accompanying notes to the consolidated financial statements.
MLIC - 8

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Equity
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Metropolitan Life Insurance Company Stockholder’s Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2019	$5	$12,455	$9,943	$10,025	$32,428	$184	$32,612
Cumulative effects of changes in accounting principles, net of income tax			(113)		(113)		(113)
Capital contributions from MetLife, Inc.		5			5		5
Dividends to MetLife, Inc.			(2,832)		(2,832)		(2,832)
Change in equity of noncontrolling interests					—	5	5
Net income (loss)			3,550		3,550	(6)	3,544
Other comprehensive income (loss), net of income tax				1,637	1,637		1,637
Balance at December 31, 2020	5	12,460	10,548	11,662	34,675	183	34,858
Capital contributions from MetLife, Inc.		4			4		4
Dividends to MetLife, Inc.			(3,393)		(3,393)		(3,393)
Change in equity of noncontrolling interests					—	(14)	(14)
Net income (loss)			3,713		3,713	5	3,718
Other comprehensive income (loss), net of income tax				(1,745)	(1,745)		(1,745)
Balance at December 31, 2021	5	12,464	10,868	9,917	33,254	174	33,428
Capital contributions from MetLife, Inc.		12			12		12
Dividends to MetLife, Inc.			(3,539)		(3,539)		(3,539)
Change in equity of noncontrolling interests					—	10	10
Net income (loss)			3,243		3,243	28	3,271
Other comprehensive income (loss), net of income tax				(18,813)	(18,813)		(18,813)
Balance at December 31, 2022	$5	$12,476	$10,572	$(8,896)	$14,157	$212	$14,369
See accompanying notes to the consolidated financial statements.
MLIC - 9

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	2022	2021	2020
Cash flows from operating activities
Net income (loss)	$3,271	$3,718	$3,544
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expenses	127	136	125
Amortization of premiums and accretion of discounts associated with investments, net	(595)	(656)	(651)
(Gains) losses on investments and from sales of businesses, net	127	(652)	73
(Gains) losses on derivatives, net	1,122	2,480	(299)
(Income) loss from equity method investments, net of dividends or distributions	890	(1,873)	238
Interest credited to policyholder account balances	2,344	1,988	2,213
Universal life and investment-type product policy fees	(1,162)	(1,070)	(1,130)
Change in fair value option and trading securities	123	(125)	(171)
Change in accrued investment income	(230)	69	72
Change in premiums, reinsurance and other receivables	146	752	826
Change in deferred policy acquisition costs and value of business acquired, net	(39)	194	355
Change in income tax	219	5	104
Change in other assets	201	(308)	90
Change in insurance-related liabilities and policy-related balances	(1,958)	(957)	(1,256)
Change in other liabilities	(67)	(370)	(1,372)
Other, net	148	(74)	176
Net cash provided by (used in) operating activities	4,667	3,257	2,937
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities available-for-sale	54,515	51,010	46,700
Equity securities	213	565	310
Mortgage loans	8,912	16,790	9,963
Real estate and real estate joint ventures	925	1,329	81
Other limited partnership interests	992	541	464
Short-term investments	8,914	10,309	7,850
Purchases and originations of:
Fixed maturity securities available-for-sale	(49,620)	(52,513)	(48,561)
Equity securities	(127)	(48)	(106)
Mortgage loans	(12,083)	(10,502)	(10,931)
Real estate and real estate joint ventures	(589)	(1,042)	(768)
Other limited partnership interests	(1,036)	(1,896)	(1,071)
Short-term investments	(6,727)	(12,604)	(8,564)
Cash received in connection with freestanding derivatives	2,967	1,720	3,823
Cash paid in connection with freestanding derivatives	(3,971)	(5,181)	(2,886)
Cash received from the redemption of an investment in affiliated preferred stock	—	315	—
Receipts on loans to affiliates	—	87	251
Purchases of loans to affiliates	(19)	(15)	—
Net change in policy loans	87	157	127
Net change in other invested assets	114	74	44
Net change in property, equipment and leasehold improvements	12	15	18
Other, net	19	14	21
Net cash provided by (used in) investing activities	$3,498	$(875)	$(3,235)
See accompanying notes to the consolidated financial statements.
MLIC - 10

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)

Consolidated Statements of Cash Flows — (continued)
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	2022	2021	2020
Cash flows from financing activities
Policyholder account balances:
Deposits	$85,294	$78,129	$77,446
Withdrawals	(80,028)	(80,378)	(74,655)
Net change in payables for collateral under securities loaned and other transactions	(10,695)	1,744	2,757
Long-term debt issued	64	35	128
Long-term debt repaid	(57)	(26)	(97)
Financing element on certain derivative instruments and other derivative related transactions, net	308	173	(40)
Dividends paid to MetLife, Inc.	(3,539)	(3,393)	(2,832)
Other, net	(57)	(42)	(3)
Net cash provided by (used in) financing activities	(8,710)	(3,758)	2,704
Effect of change in foreign currency exchange rates on cash and cash equivalents balances	(7)	(4)	4
Change in cash and cash equivalents	(552)	(1,380)	2,410
Cash and cash equivalents, beginning of year	9,957	11,337	8,927
Cash and cash equivalents, end of year	$9,405	$9,957	$11,337
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$102	$95	$99
Income tax	$344	$388	$45
Non-cash transactions:
Capital contributions from MetLife, Inc.	$12	$4	$5
Real estate and real estate joint ventures acquired in satisfaction of debt	$313	$174	$10
Fixed maturity securities available-for-sale received in connection with pension risk transfer transactions	$7,450	$—	$—
Increase in equity securities due to in-kind distributions received from other limited partnership interests	$84	$337	$100
Transfer of fixed maturity securities available-for-sale from an affiliate	$139	$—	$—
Transfer of fixed maturity securities available-for-sale to an affiliate	$328	$—	$296
Transfer of fair value option securities from an affiliate	$186	$—	$—
Transfer of real estate and real estate joint ventures from an affiliate	$144	$—	$380
Transfer of real estate and real estate joint ventures to an affiliate	$144	$—	$—
Increase in other invested assets in connection with affiliated reinsurance transactions	$—	$3,140	$—
Transfer of mortgage loans to an affiliate	$—	$—	$84
See accompanying notes to the consolidated financial statements.
MLIC - 11

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
Business
Metropolitan Life Insurance Company and its subsidiaries (collectively, “MLIC” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management and is organized into two segments: U.S. and MetLife Holdings. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, “MetLife”).
Basis of Presentation
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Consolidation
The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has a controlling financial interest, and variable interest entities (“VIEs”) for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.
Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.
Separate Accounts
Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:
•such separate accounts are legally recognized;
•assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities;
•investment objectives are directed by the contractholder; and
•all investment performance, net of contract fees and assessments, is passed through to the contractholder.
The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.
The Company’s revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.
Reclassifications
Cash flows from short term investments in the prior years’ Consolidated Statement of Cash Flows, which were previously presented net, have been revised to gross presentation to conform with the current year presentation. The revision in presentation was not material to the previously presented financial statements.
MLIC - 12

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Summary of Significant Accounting Policies
The following are the Company’s significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

Accounting Policy	Note
Insurance	3
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles	4
Reinsurance	5
Investments	7
Derivatives	8
Fair Value	9
Employee Benefit Plans	14
Income Tax	15
Litigation Contingencies	16
Insurance
Future Policy Benefit Liabilities and Policyholder Account Balances
The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are “locked in” upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.
Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.
Liabilities for universal and variable life policies with secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs (“DAC”), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the S&P Global Ratings (“S&P”) 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.
The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.
Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.
MLIC - 13

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of a specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.
Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits (“GMDBs”), the life-contingent portion of guaranteed minimum withdrawal benefits (“GMWBs”), elective annuitizations of guaranteed minimum income benefits (“GMIBs”), and the life contingent portion of GMIBs that require annuitization when the account balance goes to zero.
Guarantees accounted for as embedded derivatives in policyholder account balances include guaranteed minimum accumulation benefits (“GMABs”), the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent “excess” fees and are reported in universal life and investment-type product policy fees.
Other Policy-Related Balances
Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid, and policyholder dividends left on deposit.
The liability for policy and contract claims generally relates to incurred but not reported (“IBNR”) death, disability, and dental claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death, disability and dental. The liability for these claims is based on the Company’s estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.
The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.
The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product’s estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.
Recognition of Insurance Revenues and Deposits
Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.
Premiums related to short-duration non-medical health, disability and accident & health contracts are recognized on a pro rata basis over the applicable contract term.
MLIC - 14

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.
All revenues and expenses are presented net of reinsurance, as applicable.
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles
The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:
•incremental direct costs of contract acquisition, such as commissions;
•the portion of an employee’s total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
•other essential direct costs that would not have been incurred had a policy not been acquired or renewed.
All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.
Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.
DAC and VOBA are amortized as follows:

Products:			In proportion to the following over estimated lives of the contracts:
•	Nonparticipating and non-dividend-paying traditional contracts:		Actual and expected future gross premiums
	•	Term insurance
	•	Nonparticipating whole life insurance
	•	Traditional group life insurance
	•	Non-medical health insurance
•	Participating, dividend-paying traditional contracts		Actual and expected future gross margins
•	Fixed and variable universal life contracts		Actual and expected future gross profits
•	Fixed and variable deferred annuity contracts
See Note 4 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.
The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.
MLIC - 15

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements (“DSI”) to determine the recoverability of the asset.
Value of distribution agreements acquired (“VODA”) is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired (“VOCRA”) is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over the assets’ useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.
Reinsurance
For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.
For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.
For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.
Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, or when events or changes in circumstances indicate that its carrying amount may not be recoverable, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, consistent with credit loss guidance which requires recording an allowance for credit loss (“ACL”).
MLIC - 16

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio. See “— Investments — Other Invested Assets” for information on funds withheld assets.
Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other expenses.
If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.
Investments
Net Investment Income
Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes, to a lesser extent, (i) realized gains (losses) on investments sold or disposed and (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for fair value option (“FVO”) securities (“FVO Securities”).
Net Investment Gains (Losses)
Net investment gains (losses) include primarily (i) realized gains (losses) from sales and disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale (“AFS”) and impairment losses on all other asset classes, and to a lesser extent, (iii) recognized gains (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in the ACL includes both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and leveraged and direct financing leases and (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities and certain other limited partnership interests and real estate joint ventures.
Net investment gains (losses) also include non-investment portfolio gains (losses) which do not relate to the performance of the investment portfolio, including gains (losses) from sales and divestitures of businesses and impairment of property, equipment, leasehold improvements and right-of-use (“ROU”) lease assets.
Accrued Investment Income
Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.
Fixed Maturity Securities
The majority of the Company’s fixed maturity securities are classified as AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of other comprehensive income (loss) (“OCI”), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.
MLIC - 17

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 7 “— Fixed Maturity Securities AFS — Methodology for Amortization of Premium and Accretion of Discount on Structured Products.” The amortization of premium and accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.
The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 7 “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss.”
For securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security’s amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the “fair value floor.” If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors (“noncredit loss”) is recorded in OCI as an unrecognized loss.
For purchased credit deteriorated (“PCD”) fixed maturity securities AFS and financing receivables, an ACL is established at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.
Mortgage Loans
The Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage loans and leveraged and direct financing leases, in an amount that represents the portion of the amortized cost basis of such financing receivables that the Company does not expect to collect, resulting in financing receivables being presented at the net amount expected to be collected.
The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 7.
Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of ACL. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.
MLIC - 18

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure or after a decision is made to sell a loan, and for residential mortgage loans, typically after considering the individual consumer’s financial status. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses).
Also included in mortgage loans are residential mortgage loans for which the FVO was elected, and which are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.
Mortgage loans that are designated as held-for-sale, are carried at the lower of amortized cost or estimated fair value.
Policy Loans
Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Real Estate
Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.
Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs.
Real Estate Joint Ventures and Other Limited Partnership Interests
The Company uses the equity method of accounting or the FVO for real estate joint ventures and other limited partnership interests (“investee”) when it has more than a minor ownership interest or more than a minor influence over the investee’s operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a VIE. Under the equity method, the Company recognizes in earnings within net investment income its share of the investee’s earnings. Contributions paid by the Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee’s operations at estimated fair value. Unrealized gains (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.
MLIC - 19

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company consolidates real estate joint ventures and other limited partnership interests of which it holds a controlling financial interest, or it is deemed the primary beneficiary of a VIE. Assets of certain consolidated real estate joint ventures and other limited partnership interests are recorded at estimated fair value. The Company elects the FVO for certain real estate joint ventures that are managed on a total return basis. Unrealized gains (losses) representing changes in estimated fair value for real estate joint ventures and other limited partnership interests recorded at estimated fair value are recognized in net investment income.
The Company routinely evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amount is not recoverable and exceeds its estimated fair value. When it is determined an equity method investment has had a loss in value that is other than temporary, an impairment is recognized. Such an impairment is charged to net investment gains (losses).
Short-term Investments
Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less ACL, which approximates estimated fair value.
Other Invested Assets
Other invested assets consist principally of the following:
•Freestanding derivatives with positive estimated fair values which are described in “— Derivatives” below.
•Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
•Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method. See Note 15.
•Affiliated investments are comprised of affiliated loans which are stated at unpaid principal balance, adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.
•Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 3.
MLIC - 20

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
•FVO Securities are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.
•Leveraged leases net investment is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL and is reported net of non-recourse debt. Income is recognized by applying the leveraged lease’s estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax benefit. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.
•Investments in Federal Home Loan Bank of New York (“FHLBNY”) common stock are carried at redemption value and are considered restricted investments until redeemed by FHLBNY. Dividends are recognized in net investment income when declared.
•Investment in an operating joint venture that engages in insurance underwriting activities is accounted for under the equity method.
•Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.
•Direct financing leases net investment is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL. Income is recognized by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.
Securities Lending Transactions and Repurchase Agreements
The Company accounts for securities lending transactions and repurchase agreements as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions and repurchase agreements are recognized as investment income and investment expense, respectively, within net investment income.
Securities Lending Transactions
The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company’s consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.
Repurchase Agreements
The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company sells securities and receives cash in an amount generally equal to 85% to 100% of the estimated fair value of the securities sold at the inception of the transaction, with a simultaneous agreement to repurchase such securities at a future date or on demand in an amount equal to the cash initially received plus interest. The Company monitors the ratio of the cash held to the estimated fair value of the securities sold throughout the duration of the transaction and additional cash or securities are obtained as necessary. Securities sold under such transactions may be sold or re-pledged by the transferee.
MLIC - 21

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Derivatives
Freestanding Derivatives
Freestanding derivatives are carried on the Company’s balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative’s carrying value in other invested assets or other liabilities.
If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

Statement of Operations Presentation:	Derivative:
Policyholder benefits and claims	•	Economic hedges of variable annuity guarantees included in future policy benefits
Net investment income	•	Economic hedges of equity method investments in joint ventures
	•	Economic hedges of FVO Securities which are linked to equity indices
Hedge Accounting
To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:
•Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.
•Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.
The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.
In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.
The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.
MLIC - 22

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in estimated fair value of derivatives related to discontinued cash flow hedges remain in OCI unless it is probable that the hedged forecasted transaction will not occur.
When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains (losses).
In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).
Embedded Derivatives
The Company issues certain products, which include variable annuities, and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:
•the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;
•the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
•a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.
Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent “excess” fees and are reported in universal life and investment-type product policy fees.
Fair Value
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.
MLIC - 23

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities. These unobservable inputs can be based on management’s judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing the assets.
Employee Benefit Plans
The Company sponsors a U.S. nonqualified defined benefit pension plan covering eligible MetLife employees. A December 31 measurement date is used for the Company’s defined benefit pension plan.
The Company recognizes the funded status of its defined benefit pension plan, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation (“PBO”) for pension benefits, in other liabilities.
Actuarial gains and losses result from differences between the plan’s actual experience and the assumed experience on PBO during a particular period and are recorded in accumulated OCI (“AOCI”). To the extent such gains and losses exceed 10% of the PBO, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.
Net periodic benefit costs are determined using management’s estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit).
The Company sponsors a nonqualified defined contribution plan for all MetLife employees who qualify. This nonqualified defined contribution plan provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.
Income Tax
Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the “percentage method” (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year’s taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a “wait and see” method.
The Company’s accounting for income taxes represents management’s best estimate of various events and transactions.
Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.
MLIC - 24

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:
•the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•the jurisdiction in which the deferred tax asset was generated;
•the length of time that carryforward can be utilized in the various taxing jurisdictions;
•future taxable income exclusive of reversing temporary differences and carryforwards;
•future reversals of existing taxable temporary differences;
•taxable income in prior carryback years; and
•tax planning strategies, including the intent and ability to hold certain AFS debt securities until they recover in value.
The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.
The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.
The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.
Litigation Contingencies
The Company is a defendant in a large number of litigation matters and is involved in a number of regulatory investigations. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 16, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company’s consolidated financial statements.
Other Accounting Policies
Stock-Based Compensation
The Company does not issue any awards payable in its common stock or options to purchase its common stock. MetLife, Inc. grants certain employees stock-based compensation awards under various plans, subject to vesting conditions. In accordance with a services agreement with an affiliate, the Company bears a proportionate share of stock-based compensation expense. The Company’s expense related to stock-based compensation included in other expenses was $67 million, $59 million and $44 million for the years ended December 31, 2022, 2021 and 2020, respectively.
Cash and Cash Equivalents
The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.
MLIC - 25

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Property, Equipment and Leasehold Improvements
Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, the shorter of the useful life or remaining lease term up to 10 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $840 million and $852 million at December 31, 2022 and 2021, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $719 million and $695 million at December 31, 2022 and 2021, respectively.
Leases
The Company, as lessee, has entered into various lease and sublease agreements for office space and equipment. At contract inception, the Company determines that an arrangement contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. For contracts that contain a lease, the Company recognizes the ROU asset in other assets and the lease liability in other liabilities. The Company evaluates whether a ROU asset is impaired when events or changes in circumstances indicate that its carrying amount may not be recoverable. Leases with an initial term of 12 months or less are not recorded on the balance sheet and the associated lease costs are recorded as an expense on a straight-line basis over the lease term.
ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. ROU assets and lease liabilities are determined using the Company’s incremental borrowing rate based upon information available at commencement date to recognize the present value of lease payments over the lease term. ROU assets also include lease payments and exclude lease incentives. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option.
The Company has lease agreements with lease and non-lease components. The Company does not separate lease and non-lease components and accounts for these items as a single lease component for all asset classes.
The majority of the Company’s leases and subleases are operating leases related to office space. The Company recognizes lease expense for operating leases on a straight-line basis over the lease term.
Other Revenues
Other revenues primarily include fees related to service contracts from customers for prepaid legal plans, administrative services-only contracts, and recordkeeping and related services. Substantially all of the revenue from the services is recognized over time as the applicable services are provided or are made available to the customers. The revenue recognized includes variable consideration to the extent it is probable that a significant reversal will not occur. In addition to the service fees, other revenues also include certain stable value fees and reinsurance ceded. These fees are recognized as earned.
Policyholder Dividends
Policyholder dividends are approved annually by Metropolitan Life Insurance Company’s Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company.
MLIC - 26

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Foreign Currency
Assets, liabilities and operations of foreign affiliates and subsidiaries, as well as investments accounted for under the equity method, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. For most of the Company’s foreign operations, the local currency is the functional currency. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.
Goodwill
Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of the cost of the acquired entity over the estimated fair value of such assets acquired and liabilities assumed. Goodwill is not amortized, but is tested for impairment at least annually, or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.
The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, an impairment charge would be recognized for the amount by which the carrying value exceeds the reporting unit’s fair value; however, the loss recognized would not exceed the total amount of goodwill allocated to that reporting unit. Additionally, the Company will consider income tax effects from any tax deductible goodwill on the carrying value of the reporting unit when measuring the goodwill impairment loss, if applicable.
On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company’s reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse economic, industry and market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.
For the 2022 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $86 million in the U.S. segment at both December 31, 2022 and 2021. The goodwill balance was $31 million in the MetLife Holdings segment at both December 31, 2022 and 2021.
MLIC - 27

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Recent Accounting Pronouncements
Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of accounting standards updates (“ASUs”) to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company’s consolidated financial statements.
Adopted Accounting Pronouncements
The table below describes the impacts of the ASUs adopted by the Company, effective January 1, 2022.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting; as clarified and amended by ASU 2021-01, Reference Rate Reform (Topic 848): Scope; as amended by ASU 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848

The guidance provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions. ASU 2021-01 amends the scope of the recent reference rate reform guidance. New optional expedients allow derivative instruments impacted by changes in the interest rate used for margining, discounting, or contract price alignment to qualify for certain optional relief. The amendments in ASU 2022-06 extend the sunset date of the reference rate reform optional expedients and exceptions to December 31, 2024.

Effective for contract modifications made between March 12, 2020 and December 31, 2024.	The guidance has reduced the operational and financial impacts of contract modifications that replace a reference rate, such as London Interbank Offered Rate (“LIBOR”), affected by reference rate reform.

Contract modifications for invested assets and derivative instruments occurred during 2021 and 2022 and will continue into 2023. Based on actions taken to date, the adoption of the guidance has not had a material impact on the Company’s consolidated financial statements. The Company does not expect the adoption of this guidance to have a material ongoing impact on its consolidated financial statements.
MLIC - 28

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Future Adoption of Accounting Pronouncements
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2022 that are currently being assessed and may or may not have a material impact on the Company’s consolidated financial statements or disclosures are summarized in the table below.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended by ASU 2019-09, Financial Services—Insurance (Topic 944): Effective Date, as amended by ASU 2020-11, Financial Services—Insurance (Topic 944): Effective Date and Early Application; as amended by ASU 2022-05, Financial Services—Insurance (Topic 944): Transition for Sold Contracts
The guidance (i) prescribes the discount rate to be used in measuring the liability for future policy benefits for traditional and limited payment long-duration contracts, and requires assumptions for those liability valuations to be updated after contract inception, (ii) requires more market-based product guarantees (“market risk benefits”) on certain separate account and other account balance long-duration contracts to be accounted for at fair value, (iii) simplifies the amortization of DAC for virtually all long-duration contracts, and (iv) introduces certain financial statement presentation requirements, as well as significant additional quantitative and qualitative disclosures.

Market risk benefits are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance which expose insurance companies to other than nominal capital market risk and protect the contractholder from the same risk. Certain contracts or contract features to be identified as “market risk benefits” are currently accounted for as embedded derivatives and measured at fair value, while others will transition to fair value measurement upon the adoption of ASU 2018-12. The methods for determining the fair value of contract features considered to be market risk benefits are similar to the approaches used if it was previously accounted for as an embedded derivative; except that changes in fair value attributable to nonperformance risk now will be recognized directly in OCI.

	The amendments in ASU 2019-09 defer the effective date of ASU 2018-12 to January 1, 2022 for all entities, and the amendments in ASU 2020-11 further defer the effective date of ASU 2018-12 for an additional year to January 1, 2023 for all entities. The amendments in ASU 2022-05 allow entities to make an accounting policy election to exclude certain sold or disposed contracts or legal entities from application of the transition guidance. The Company does not intend to make such an election.	January 1, 2023, to be applied retrospectively to January 1, 2021 (with early adoption permitted). Estimated impacts from adoption as of the transition date of January 1, 2021 are measured using market assumptions appropriate as of that date. Such estimates do not reflect changes in market assumptions subsequent to January 1, 2021.
The Company’s implementation efforts and the evaluation of the impacts of the guidance on its consolidated financial statements, as well as its systems, processes, and controls, continue to progress. Given the nature and extent of the required changes to a significant portion of the Company’s operations, the adoption of this guidance is expected to have a material impact on its financial position, results of operations, and disclosures.

The Company will adopt the guidance effective January 1, 2023. The modified retrospective approach will be used, except in regard to market risk benefits where the Company will use the full retrospective approach. Based upon these transition methods, the Company currently estimates that the January 1, 2021 transition date impact from adoption is expected to result in a decrease to total equity of approximately $17.0 billion, net of income tax.

The expected decrease in total equity includes the estimated impact to AOCI which, as of the transition date, is expected to result in a decrease of approximately $13.0 billion, net of income tax. The most significant drivers of the expected decrease in AOCI are the anticipated impacts of the changes in the discount rates as of the transition date to be used in measuring the liability for future policy benefits for traditional and limited payment contracts and the non-performance risk in the valuation of the Company’s market risk benefits. The expected decrease in AOCI is expected to be partially offset by the removal of loss recognition balances recorded in AOCI related to unrealized investment gains associated with certain long-duration products.

The expected decrease in total equity also includes the estimated impact to retained earnings which, from adoption, is expected to result in a decrease of approximately $4.0 billion, net of income tax. This decrease results from the requirement to account for variable annuity guarantees as market risk benefits measured at fair value (except for the changes in fair value already recognized under an existing accounting model) and other valuation impacts to the liability for future policy benefits.

As of December 31, 2022, primarily as a result of increases in market interest rates from the January 1, 2021 transition date to December 31, 2022, we estimate that the transition date reduction to retained earnings will significantly reverse, and that the transition date reduction to AOCI will fully reverse.

MLIC - 29

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions	The amendments in this update clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. In addition, the amendments clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. The amendments also require entities that hold equity securities subject to contractual sale restrictions to make disclosures about the fair value of such equity securities, the nature and remaining duration of the restriction(s) and the circumstances that could cause a lapse in the restriction(s).	January 1, 2024, to be applied prospectively with any adjustments from the adoption of the amendments recognized in earnings and disclosed on the date of adoption (with early adoption permitted).	The Company is continuing to evaluate the impact of the guidance, and it does not expect the adoption of the guidance to have a material impact on its consolidated financial statements.
ASU 2022-02, Financial Instruments—Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures	The amendments in the new ASU eliminate the accounting guidance for troubled debt restructurings (“TDRs”) by creditors that have adopted the current expected credit loss guidance while enhancing disclosure requirements for certain loan refinancings and restructurings by creditors when a borrower is experiencing financial difficulty. In addition, the amendments require that a public business entity disclose current-period gross write-offs by year of origination for financing receivables and net investment in leases.	January 1, 2023, to be applied prospectively; however, for the transition method related to the recognition and measurement of TDRs, an entity can apply a modified retrospective transition method (with early adoption permitted).	The Company will adopt the ASU effective January 1, 2023 and it does not expect the adoption of the guidance to have a material impact on its consolidated financial statements.
ASU 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers
The guidance indicates how to determine whether a contract liability is recognized by the acquirer in a business combination and provides specific guidance on how to recognize and measure acquired contract assets and contract liabilities from revenue contracts in a business combination.
		January 1, 2023, to be applied prospectively (with early adoption permitted).	The Company does not expect the adoption of the guidance to have a material impact on its consolidated financial statements.
MLIC - 30

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information
The Company is organized into two segments: U.S. and MetLife Holdings. In addition, the Company reports certain of its results of operations in Corporate & Other.
U.S.
The U.S. segment offers a broad range of protection products and services aimed at serving the financial needs of customers throughout their lives. These products are sold to corporations and their respective employees, other institutions and their respective members, as well as individuals. The U.S. segment is organized into two businesses: Group Benefits and Retirement and Income Solutions (“RIS”).
•The Group Benefits business offers products such as term, variable and universal life insurance, dental, group and individual disability and accident & health insurance.
•The RIS business offers a broad range of life and annuity-based insurance and investment products, including stable value and pension risk transfer products, institutional income annuities, structured settlements, benefit funding solutions and capital markets investment products.
MetLife Holdings
The MetLife Holdings segment consists of operations relating to products and businesses that the Company no longer actively markets. These include variable, universal, term and whole life insurance, variable, fixed and index-linked annuities, and long-term care insurance.
Corporate & Other
Corporate & Other contains various start-up, developing and run-off businesses, including the Company’s ancillary non-U.S. operations. Also included in Corporate & Other are: the excess capital, as well as certain charges and activities, not allocated to the segments (including enterprise-wide strategic initiatives), interest expense related to the majority of the Company’s outstanding debt, expenses associated with certain legal proceedings and income tax audit issues, and the elimination of intersegment amounts (which generally relate to affiliated reinsurance and intersegment loans, bearing interest rates commensurate with related borrowings).
Financial Measures and Segment Accounting Policies
Adjusted earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also the Company’s GAAP measure of segment performance and is reported below. Adjusted earnings should not be viewed as a substitute for net income (loss). The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.
Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax.
The financial measures of adjusted revenues and adjusted expenses focus on the Company’s primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MLIC but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MLIC that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) and net derivative gains (losses).
MLIC - 31

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees (“GMIB fees”); and
•Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP and (iv) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in net investment gains (losses) under GAAP.
The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (iii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments, (iv) benefits and hedging costs related to GMIBs (“GMIB costs”) and (v) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);
•Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;
•Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB fees and GMIB costs and (iii) Market value adjustments;
•Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and
•Other expenses excludes: (i) noncontrolling interests, (ii) acquisition, integration and other costs, and (iii) goodwill impairments.
The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.
Set forth in the tables below is certain financial information with respect to the Company’s segments, as well as Corporate & Other, for the years ended December 31, 2022, 2021 and 2020 and at December 31, 2022 and 2021. The segment accounting policies are the same as those used to prepare the Company’s consolidated financial statements, except for adjusted earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.
Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife’s and the Company’s businesses.
MetLife’s economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife’s management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.
Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company’s consolidated net investment income, net income (loss) or adjusted earnings.
MLIC - 32

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

Net investment income is based upon the actual results of each segment’s specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company’s product pricing.

Year Ended December 31, 2022	U.S.	MetLife Holdings	Corporate & Other	Total	Adjustments	Total Consolidated
	(In millions)
Revenues
Premiums	$28,703	$2,495	$—	$31,198	$—	$31,198
Universal life and investment-type product policy fees	1,122	800	—	1,922	75	1,997
Net investment income (1)	6,362	4,449	(101)	10,710	(588)	10,122
Other revenues	1,064	149	485	1,698	—	1,698
Net investment gains (losses)	—	—	—	—	(127)	(127)
Net derivative gains (losses)	—	—	—	—	472	472
Total revenues	37,251	7,893	384	45,528	(168)	45,360
Expenses
Policyholder benefits and claims and policyholder dividends	28,830	5,128	—	33,958	(445)	33,513
Interest credited to policyholder account balances	1,672	643	67	2,382	—	2,382
Capitalization of DAC	(65)	1	(120)	(184)	—	(184)
Amortization of DAC and VOBA	55	144	4	203	(59)	144
Interest expense on debt	9	8	87	104	—	104
Other expenses	3,464	801	1,249	5,514	(23)	5,491
Total expenses	33,965	6,725	1,287	41,977	(527)	41,450
Provision for income tax expense (benefit)	684	229	(352)	561	78	639
Adjusted earnings	$2,602	$939	$(551)	2,990
Adjustments to:
Total revenues				(168)
Total expenses				527
Provision for income tax (expense) benefit				(78)
Net income (loss)				$3,271		$3,271

At December 31, 2022	U.S.	MetLife Holdings	Corporate & Other	Total
	(In millions)
Total assets	$220,649	$134,379	$30,812	$385,840
Separate account assets	$56,010	$33,231	$—	$89,241
Separate account liabilities	$56,010	$33,231	$—	$89,241
__________________
(1)Net investment income from equity method investments represents 5% and 7% of segment net investment income for the U.S. and MetLife Holdings segments, respectively.
MLIC - 33

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

Year Ended December 31, 2021	U.S.	MetLife Holdings	Corporate & Other	Total	Adjustments	Total Consolidated
	(In millions)
Revenues
Premiums	$23,466	$2,725	$—	$26,191	$—	$26,191
Universal life and investment-type product policy fees	1,101	881	—	1,982	80	2,062
Net investment income (1)	7,249	5,833	(17)	13,065	(579)	12,486
Other revenues	861	243	512	1,616	—	1,616
Net investment gains (losses)	—	—	—	—	652	652
Net derivative gains (losses)	—	—	—	—	(964)	(964)
Total revenues	32,677	9,682	495	42,854	(811)	42,043
Expenses
Policyholder benefits and claims and policyholder dividends	24,504	5,281	—	29,785	366	30,151
Interest credited to policyholder account balances	1,362	666	1	2,029	(2)	2,027
Capitalization of DAC	(59)	1	(6)	(64)	—	(64)
Amortization of DAC and VOBA	56	171	—	227	32	259
Interest expense on debt	6	5	85	96	—	96
Other expenses	3,266	839	1,230	5,335	(9)	5,326
Total expenses	29,135	6,963	1,310	37,408	387	37,795
Provision for income tax expense (benefit)	738	551	(518)	771	(241)	530
Adjusted earnings	$2,804	$2,168	$(297)	4,675
Adjustments to:
Total revenues				(811)
Total expenses				(387)
Provision for income tax (expense) benefit				241
Net income (loss)				$3,718		$3,718

At December 31, 2021	U.S.	MetLife Holdings	Corporate & Other	Total
	(In millions)
Total assets	$256,381	$161,614	$28,562	$446,557
Separate account assets	$77,130	$46,721	$—	$123,851
Separate account liabilities	$77,130	$46,721	$—	$123,851
__________________
(1)Net investment income from equity method investments represents 22% and 27% of segment net investment income for the U.S. and MetLife Holdings segments, respectively.
MLIC - 34

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

Year Ended December 31, 2020	U.S.	MetLife Holdings	Corporate & Other	Total	Adjustments	Total Consolidated
	(In millions)
Revenues
Premiums	$17,778	$2,962	$1	$20,741	$—	$20,741
Universal life and investment-type product policy fees	1,044	868	—	1,912	84	1,996
Net investment income (1)	6,348	4,616	(136)	10,828	(578)	10,250
Other revenues	857	224	580	1,661	—	1,661
Net investment gains (losses)	—	—	—	—	(73)	(73)
Net derivative gains (losses)	—	—	—	—	738	738
Total revenues	26,027	8,670	445	35,142	171	35,313
Expenses
Policyholder benefits and claims and policyholder dividends	17,821	5,669	—	23,490	485	23,975
Interest credited to policyholder account balances	1,569	687	—	2,256	(9)	2,247
Capitalization of DAC	(49)	(2)	—	(51)	—	(51)
Amortization of DAC and VOBA	56	290	—	346	60	406
Interest expense on debt	7	6	86	99	—	99
Other expenses	3,085	801	666	4,552	7	4,559
Total expenses	22,489	7,451	752	30,692	543	31,235
Provision for income tax expense (benefit)	752	236	(376)	612	(78)	534
Adjusted earnings	$2,786	$983	$69	3,838
Adjustments to:
Total revenues				171
Total expenses				(543)
Provision for income tax (expense) benefit				78
Net income (loss)				$3,544		$3,544
__________________
(1)Net investment income from equity method investments represents 5% and 6% of segment net investment income for the U.S. and MetLife Holdings segments, respectively.
MLIC - 35

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company’s segments, as well as Corporate & Other:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Life insurance	$14,839	$15,432	$14,018
Accident & health insurance	10,111	9,493	8,650
Annuities	9,509	4,541	1,352
Other	434	403	378
Total	$34,893	$29,869	$24,398
Substantially all of the Company’s consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.
Revenues derived from one U.S. segment customer were $8.1 billion for the year ended December 31, 2022, which represented 23%, of consolidated premiums, universal life and investment-type product policy fees and other revenues. The revenue was from a single premium received for a pension risk transfer. Revenues derived from another U.S. segment customer were $3.8 billion, $3.9 billion and $3.3 billion for the years ended December 31, 2022, 2021 and 2020, respectively, which represented 11%, 13% and 14% of the consolidated premiums, universal life and investment-type product policy fees and other revenues, respectively. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2022, 2021 or 2020.
3. Insurance
Insurance Liabilities
Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

	December 31,
	2022	2021
	(In millions)
U.S.	$148,060	$145,463
MetLife Holdings	87,284	88,991
Corporate & Other	6,211	373
Total	$241,555	$234,827
See Note 5 for discussion of affiliated reinsurance liabilities included in the table above.
MLIC - 36

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Insurance (continued)

Future policy benefits are measured as follows:

Product Type:	Measurement Assumptions:
Participating life
Aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

Nonparticipating life
Aggregate of the present value of future expected benefit payments and related expenses less the present value of future expected net premiums. Assumptions as to mortality and persistency are based upon the Company’s experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 11%.

Individual and group traditional fixed annuities after annuitization	Present value of future expected payments. Interest rate assumptions used in establishing such liabilities range from 1% to 11%.
Non-medical health insurance
The net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 1% to 7%.

Disabled lives	Present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 2% to 8%.
Participating business represented 3% of the Company’s life insurance in-force at both December 31, 2022 and 2021. Participating policies represented 13%, 14% and 17% of gross traditional life insurance premiums for the years ended December 31, 2022, 2021 and 2020, respectively.
Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 8%, less expenses, mortality charges and withdrawals.
MLIC - 37

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Insurance (continued)

Guarantees
The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs are accounted for as embedded derivatives in policyholder account balances and are further discussed in Note 8. Guarantees accounted for as insurance liabilities include:

Guarantee:				Measurement Assumptions:
GMDBs	•	A return of purchase payment upon death even if the account value is reduced to zero.	•
Present value of expected death benefits in excess of the projected account balance recognizing the excess ratably over the accumulation period based on the present value of total expected assessments.

	•	An enhanced death benefit may be available for an additional fee.	•	Assumptions are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk.
			•	Investment performance and volatility assumptions are consistent with the historical experience of the appropriate underlying equity index, such as the S&P 500 Index.
			•	Benefit assumptions are based on the average benefits payable over a range of scenarios.
GMIBs	•
After a specified period of time determined at the time of issuance of the variable annuity contract, a minimum accumulation of purchase payments, even if the account value is reduced to zero, that can be annuitized to receive a monthly income stream that is not less than a specified amount.
•
Present value of expected income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on present value of total expected assessments.

	•	Certain contracts also provide for a guaranteed lump sum return of purchase premium in lieu of the annuitization benefit.	•	Assumptions are consistent with those used for estimating GMDB liabilities.
			•	Calculation incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.
GMWBs	•	A return of purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that cumulative withdrawals in a contract year do not exceed a certain limit.	•	Expected value of the life contingent payments and expected assessments using assumptions consistent with those used for estimating the GMDB liabilities.
	•	Certain contracts include guaranteed withdrawals that are life contingent.
The Company also issues other annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.
MLIC - 38

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Insurance (continued)

Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

	Annuity Contracts		Universal and Variable Life Contracts
	GMDBs and GMWBs	GMIBs	Secondary Guarantees	Paid-Up Guarantees	Total
	(In millions)
Direct:
Balance at January 1, 2020	$361	$757	$1,075	$166	$2,359
Incurred guaranteed benefits	144	206	320	(12)	658
Paid guaranteed benefits	(12)	(4)	(44)	(14)	(74)
Balance at December 31, 2020	493	959	1,351	140	2,943
Incurred guaranteed benefits	123	82	164	16	385
Paid guaranteed benefits	(14)	(7)	(52)	(15)	(88)
Balance at December 31, 2021	602	1,034	1,463	141	3,240
Incurred guaranteed benefits	247	(193)	65	44	163
Paid guaranteed benefits	(31)	(8)	(60)	(13)	(112)
Balance at December 31, 2022	$818	$833	$1,468	$172	$3,291
Ceded:
Balance at January 1, 2020	$—	$—	$396	$95	$491
Incurred guaranteed benefits	—	—	93	13	106
Paid guaranteed benefits	—	—	(20)	(9)	(29)
Balance at December 31, 2020	—	—	469	99	568
Incurred guaranteed benefits	—	—	63	10	73
Paid guaranteed benefits	—	—	(32)	(10)	(42)
Balance at December 31, 2021	—	—	500	99	599
Incurred guaranteed benefits	—	—	43	18	61
Paid guaranteed benefits	—	—	(24)	(9)	(33)
Balance at December 31, 2022	$—	$—	$519	$108	$627
Net:
Balance at January 1, 2020	$361	$757	$679	$71	$1,868
Incurred guaranteed benefits	144	206	227	(25)	552
Paid guaranteed benefits	(12)	(4)	(24)	(5)	(45)
Balance at December 31, 2020	493	959	882	41	2,375
Incurred guaranteed benefits	123	82	101	6	312
Paid guaranteed benefits	(14)	(7)	(20)	(5)	(46)
Balance at December 31, 2021	602	1,034	963	42	2,641
Incurred guaranteed benefits	247	(193)	22	26	102
Paid guaranteed benefits	(31)	(8)	(36)	(4)	(79)
Balance at December 31, 2022	$818	$833	$949	$64	$2,664
MLIC - 39

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Insurance (continued)

Information regarding the Company’s guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

	December 31,
	2022				2021
	In the Event of Death		At Annuitization		In the Event of Death		At Annuitization
	(Dollars in millions)
Annuity Contracts:
Variable Annuity Guarantees:
Total account value (1), (2)	$36,646		$14,515		$48,868		$20,140
Separate account value (1)	$28,259		$13,778		$39,882		$19,347
Net amount at risk	$4,325	(3)	$371	(4)	$1,160	(3)	$461	(4)
Average attained age of contractholders	69 years		68 years		69 years		66 years
Other Annuity Guarantees:
Total account value (1), (2)	N/A		$136		N/A		$135
Net amount at risk	N/A		$65	(5)	N/A		$70	(5)
Average attained age of contractholders	N/A		56 years		N/A		55 years

	December 31,
	2022		2021
	Secondary Guarantees	Paid-Up Guarantees	Secondary Guarantees	Paid-Up Guarantees
	(Dollars in millions)
Universal and Variable Life Contracts:
Total account value (1), (2)	$4,748	$791	$5,935	$826
Net amount at risk (6)	$37,051	$4,855	$37,482	$5,181
Average attained age of policyholders	60 years	66 years	59 years	65 years
______________
(1)The Company’s annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.
(2)Includes the contractholders’ investments in the general account and separate account, if applicable.
(3)Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.
(4)Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company’s potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.
(5)Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company’s potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.
(6)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.
MLIC - 40

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Insurance (continued)

Guarantees — Separate Accounts
Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

	December 31,
	2022	2021
	(In millions)
Fund Groupings:
Equity	$17,185	$24,519
Balanced	11,666	16,228
Bond	2,147	2,874
Money Market	37	41
Total	$31,035	$43,662
Obligations Assumed Under Structured Settlement Assignments
The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided and reported as other policy-related balances. The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities to fund these future periodic payment claim obligations and designates payments to be made directly to the claimant by the annuity writer. These annuities funding structured settlement claims are recorded as an investment. The Company has recorded unpaid claim obligations and annuity contracts of equal amounts of $1.2 billion and $1.3 billion at December 31, 2022 and 2021, respectively. See Note 1.
Obligations Under Funding Agreements
The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain unconsolidated special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. For the years ended December 31, 2022, 2021 and 2020, the Company issued $45.8 billion, $39.5 billion and $39.3 billion, respectively, and repaid $44.9 billion, $41.2 billion and $36.7 billion, respectively, of such funding agreements. At December 31, 2022 and 2021, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $38.2 billion and $37.2 billion, respectively.
Metropolitan Life Insurance Company is a member of FHLBNY. Holdings of common stock of FHLBNY, included in other invested assets, were $659 million and $718 million at December 31, 2022 and 2021, respectively.
The Company has also entered into funding agreements with FHLBNY and a subsidiary of the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. (“Farmer Mac”). The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

	Liability		Collateral
	December 31,
	2022	2021	2022		2021
	(In millions)
FHLBNY (1)	$13,535	$14,745	$15,946	(2)	$16,645	(2)
Farmer Mac (3)	$2,050	$2,050	$2,148		$2,159
__________________
(1)Represents funding agreements issued to FHLBNY in exchange for cash and for which it has been granted a lien on certain assets, some of which are in the custody of FHLBNY, including residential mortgage-backed securities (“RMBS”), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of FHLBNY as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, FHLBNY’s recovery on the collateral is limited to the amount of the Company’s liability to FHLBNY.
MLIC - 41

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Insurance (continued)

(2)Advances are collateralized primarily by mortgage-backed securities presented at estimated fair value. The remaining collateral is mortgage loans presented at carrying value.
(3)Represents funding agreements issued to a subsidiary of Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.
Liabilities for Unpaid Claims and Claim Expenses
The following is information about incurred and paid claims development by segment at December 31, 2022. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. The information about incurred and paid claims development prior to 2022 is presented as supplementary information.
U.S.
Group Life - Term

	Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance										At December 31, 2022
	Years Ended December 31,										Total IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
	(Unaudited)
Incurral Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
	(Dollars in millions)
2013	$6,637	$6,713	$6,719	$6,720	$6,730	$6,720	$6,723	$6,724	$6,726	$6,726	$1	213,283
2014		6,986	6,919	6,913	6,910	6,914	6,919	6,920	6,918	6,920	1	216,148
2015			7,040	7,015	7,014	7,021	7,024	7,025	7,026	7,026	1	218,782
2016				7,125	7,085	7,095	7,104	7,105	7,104	7,107	2	220,671
2017					7,432	7,418	7,425	7,427	7,428	7,428	3	263,546
2018						7,757	7,655	7,646	7,650	7,651	6	251,446
2019							7,935	7,900	7,907	7,917	11	252,015
2020								8,913	9,367	9,389	23	297,022
2021									10,555	10,795	64	327,725
2022										9,640	1,129	276,784
Total										80,599
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										(77,480)
All outstanding liabilities for incurral years prior to 2013, net of reinsurance										22
Total unpaid claims and claim adjustment expenses, net of reinsurance										$3,141

	Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years Ended December 31,
	(Unaudited)
Incurral Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
	(In millions)
2013	$5,216	$6,614	$6,664	$6,678	$6,711	$6,715	$6,720	$6,721	$6,723	$6,724
2014		5,428	6,809	6,858	6,869	6,902	6,912	6,915	6,916	6,917
2015			5,524	6,913	6,958	6,974	7,008	7,018	7,022	7,024
2016				5,582	6,980	7,034	7,053	7,086	7,096	7,100
2017					5,761	7,292	7,355	7,374	7,400	7,414
2018						6,008	7,521	7,578	7,595	7,629
2019							6,178	7,756	7,820	7,853
2020								6,862	9,103	9,242
2021									8,008	10,476
2022										7,101
Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										$77,480
MLIC - 42

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Insurance (continued)

Average Annual Percentage Payout
The following is supplementary information about average historical claims duration at December 31, 2022:

	Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9	10
Group Life - Term	76.8%	20.8%	0.8%	0.3%	0.5%	0.1%	0.1%	—%	—%	—%
Group Long-Term Disability

	Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance										At December 31, 2022
	Years Ended December 31,										Total IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
	(Unaudited)
Incurral Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
	(Dollars in millions)
2013	$1,008	$1,027	$1,032	$1,049	$1,070	$1,069	$1,044	$1,032	$1,025	$1,027	$—	21,139
2014		1,076	1,077	1,079	1,101	1,109	1,098	1,097	1,081	1,078	—	22,853
2015			1,082	1,105	1,093	1,100	1,087	1,081	1,067	1,086	—	21,216
2016				1,131	1,139	1,159	1,162	1,139	1,124	1,123	—	17,973
2017					1,244	1,202	1,203	1,195	1,165	1,181	—	16,328
2018						1,240	1,175	1,163	1,147	1,170	—	15,214
2019							1,277	1,212	1,169	1,177	—	15,392
2020								1,253	1,223	1,155	6	15,719
2021									1,552	1,608	43	19,189
2022										1,695	760	9,970
Total										12,300
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										(6,251)
All outstanding liabilities for incurral years prior to 2013, net of reinsurance										1,496
Total unpaid claims and claim adjustment expenses, net of reinsurance										$7,545

	Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years Ended December 31,
	(Unaudited)
Incurral Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
	(In millions)
2013	$43	$234	$382	$475	$551	$622	$676	$722	$764	$798
2014		51	266	428	526	609	677	732	778	818
2015			50	264	427	524	601	665	718	764
2016				49	267	433	548	628	696	750
2017					56	290	476	579	655	719
2018						54	314	497	594	666
2019							57	342	522	620
2020								59	355	535
2021									95	505
2022										76
Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										$6,251
Average Annual Percentage Payout
The following is supplementary information about average historical claims duration at December 31, 2022:

	Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9	10
Group Long-Term Disability	4.8%	21.7%	15.2%	9.0%	7.0%	6.1%	5.0%	4.3%	3.9%	3.3%
MLIC - 43

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Insurance (continued)

Significant Methodologies and Assumptions
Group Life - Term and Group Long-Term Disability incurred but not paid (“IBNP”) liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.
An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.
For Group Life - Term, first year incurred claims and allocated loss adjustment expenses decreased in 2022 compared to the 2021 incurral year due to the decline in COVID-19 claims. For Group Long-Term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2022 compared to 2021 incurral year due to the growth in the size of the business.
The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-Term Disability are updated annually to reflect emerging trends in claim experience.
Certain of our Group Life - Term customers have experience-rated contracts, whereby the group sponsor participates in the favorable and/or adverse claim experience, including favorable and/or adverse prior year development. Claim experience adjustments on these contracts are not reflected in the foregoing incurred and paid claim development tables, but are instead reflected as an increase (adverse experience) or decrease (favorable experience) to premiums on the consolidated statements of operations.
Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.
The liabilities for Group Long-Term Disability unpaid claims and claim adjustment expenses were $6.5 billion and $6.2 billion at December 31, 2022 and 2021, respectively. Using interest rates ranging from 3% to 8%, based on the incurral year, the total discount applied to these liabilities was $1.2 billion and $1.1 billion at December 31, 2022 and 2021, respectively. The amount of interest accretion recognized was $461 million, $518 million and $452 million for the years ended December 31, 2022, 2021 and 2020, respectively. These amounts were reflected in policyholder benefits and claims.
For Group Life - Term, claims were based upon individual death claims. For Group Long-Term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.
The incurred and paid claims disclosed for the Group Life - Term product includes activity related to the product’s continued protection feature; however, the associated actuarial reserve for future benefit obligations under this feature is excluded from the liability for unpaid claims.
The Group Long-Term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.
MLIC - 44

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Insurance (continued)

Reconciliation of the Disclosure of Incurred and Paid Claims Development to the Liability for Unpaid Claims and Claim Adjustment Expenses
The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

	December 31, 2022
	(In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
U.S.:
Group Life - Term	$3,141
Group Long-Term Disability	7,545
Total		$10,686
Other insurance lines - all segments combined		883
Total unpaid claims and allocated claims adjustment expenses, net of reinsurance		11,569

Reinsurance recoverables on unpaid claims:
U.S.:
Group Life - Term	8
Group Long-Term Disability	205
Total		213
Other insurance lines - all segments combined		36
Total reinsurance recoverable on unpaid claims		249
Total unpaid claims and allocated claims adjustment expense		11,818
Discounting		(1,207)
Liability for unpaid claims and claim adjustment liabilities - short-duration		10,611
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines		4,837
Total liability for unpaid claims and claim adjustment expense (included in future policy benefits and other policy-related balances)		$15,448

MLIC - 45

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Insurance (continued)

Rollforward of Claims and Claim Adjustment Expenses
Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Balance at January 1,	$15,059	$13,523	$13,140
Less: Reinsurance recoverables	2,263	1,639	1,525
Net balance at January 1,	12,796	11,884	11,615
Incurred related to:
Current year	20,769	21,201	18,620
Prior years (1)	457	582	(19)
Total incurred	21,226	21,783	18,601
Paid related to:
Current year	(14,565)	(15,405)	(13,854)
Prior years	(6,025)	(5,466)	(4,478)
Total paid	(20,590)	(20,871)	(18,332)
Net balance at December 31,	13,432	12,796	11,884
Add: Reinsurance recoverables	2,016	2,263	1,639
Balance at December 31,	$15,448	$15,059	$13,523
______________
(1)For the years ended December 31, 2022 and 2021, incurred claim activity and claim adjustment expenses associated with prior years increased primarily due to the impacts related to the COVID-19 pandemic, partially offset by additional premiums recorded for experience-rated contracts that are not reflected in the table above. For the year ended December 31, 2020, claim and claim adjustment expenses associated with prior years decreased due to favorable claims experience in the current year.
Separate Accounts
Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $52.4 billion and $78.8 billion at December 31, 2022 and 2021, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $36.8 billion and $45.0 billion at December 31, 2022 and 2021, respectively. The latter category consisted primarily of guaranteed interest contracts (“GICs”). The average interest rate credited on these contracts was 2.49% and 2.16% at December 31, 2022 and 2021, respectively.
MLIC - 46

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles
See Note 1 for a description of capitalized acquisition costs.
Nonparticipating and Non-Dividend-Paying Traditional Contracts
The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.
Participating, Dividend-Paying Traditional Contracts
The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 6. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.
Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts
The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.
MLIC - 47

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)
Factors Impacting Amortization
Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company’s long-term expectation produce higher account balances, which increases the Company’s future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company’s long-term expectation. The Company’s practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.
The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.
Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.
Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.
Information regarding DAC and VOBA was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
DAC:
Balance at January 1,	$2,579	$2,626	$3,427
Capitalizations	184	64	51
Amortization related to:
Net investment gains (losses) and net derivative gains (losses)	50	(38)	(56)
Other expenses	(193)	(215)	(348)
Total amortization	(143)	(253)	(404)
Unrealized investment gains (losses)	2,625	142	(448)
Balance at December 31,	5,245	2,579	2,626
VOBA:
Balance at January 1,	19	23	26
Amortization related to other expenses	(1)	(6)	(2)
Unrealized investment gains (losses)	—	2	(1)
Balance at December 31,	18	19	23
Total DAC and VOBA:
Balance at December 31,	$5,263	$2,598	$2,649
MLIC - 48

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)
Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows:

	December 31,
	2022	2021
	(In millions)
U.S.	$411	$401
MetLife Holdings	4,732	2,191
Corporate & Other	120	6
Total	$5,263	$2,598
Information regarding other intangibles was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
DSI:
Balance at January 1,	$42	$30	$62
Capitalization	—	—	—
Amortization	(19)	2	(21)
Unrealized investment gains (losses)	44	10	(11)
Balance at December 31,	$67	$42	$30

VODA and VOCRA:
Balance at January 1,	$116	$135	$157
Amortization	(17)	(19)	(22)
Balance at December 31,	$99	$116	$135
Accumulated amortization	$358	$341	$322

5. Reinsurance
The Company enters into reinsurance agreements that transfer risk from its various insurance products to affiliated and unaffiliated companies. These cessions limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company also provides reinsurance by accepting risk from affiliates and nonaffiliates.
Under the terms of the reinsurance agreements, the reinsurer agrees to reimburse the Company for the ceded amount in the event a claim is paid. Cessions under reinsurance agreements do not discharge the Company’s obligation as the primary insurer. In the event that reinsurers do not meet their obligations under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible.
Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 7.
U.S.
For its Group Benefits business, the Company generally retains most of the risk, with the exception of its Group Term Life business and certain client arrangements.
MLIC - 49

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Reinsurance (continued)
The Company reinsures an 80% quota share of its Group Term Life business and a 50% quota share of its Group Dental business for capital management purposes. The majority of the Company’s other reinsurance activity within this business relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling. The risks ceded under these agreements are generally quota shares of group life and disability policies. The cessions vary and the Company may cede up to 100% of all the risks of these policies.
The Company’s RIS business has engaged in reinsurance activities on an opportunistic basis. Also, the Company assumes certain group annuity contracts from an affiliate.
MetLife Holdings
For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics.
Catastrophe Coverage
The Company has exposure to catastrophes which could contribute to significant fluctuations in its results of operations. For its U.S. segment, the Company purchases catastrophe coverage to reinsure risks issued within territories that it believes are subject to the greatest catastrophic risks. For its MetLife Holdings segment, the Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.
Reinsurance Recoverables
The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2022 and 2021, were not significant.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.3 billion and $1.5 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2022 and 2021, respectively.
At December 31, 2022, the Company had $2.0 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.6 billion, or 80%, were with the Company’s five largest unaffiliated ceded reinsurers, including $1.1 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2021, the Company had $2.3 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.8 billion, or 78%, were with the Company’s five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.
The Company has reinsured with an unaffiliated third-party reinsurer, 59% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.
MLIC - 50

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Reinsurance (continued)
The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Premiums
Direct premiums	$31,275	$23,008	$20,821
Reinsurance assumed	871	4,121	909
Reinsurance ceded	(948)	(938)	(989)
Net premiums	$31,198	$26,191	$20,741
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$2,268	$2,371	$2,290
Reinsurance assumed	30	(16)	(16)
Reinsurance ceded	(301)	(293)	(278)
Net universal life and investment-type product policy fees	$1,997	$2,062	$1,996
Other revenues
Direct other revenues	$1,027	$1,066	$1,043
Reinsurance assumed	54	13	10
Reinsurance ceded	617	537	608
Net other revenues	$1,698	$1,616	$1,661
Policyholder benefits and claims
Direct policyholder benefits and claims	$33,327	$26,672	$23,488
Reinsurance assumed	843	3,964	811
Reinsurance ceded	(1,216)	(1,213)	(1,225)
Net policyholder benefits and claims	$32,954	$29,423	$23,074
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances	$2,285	$1,996	$2,218
Reinsurance assumed	109	43	42
Reinsurance ceded	(12)	(12)	(13)
Net interest credited to policyholder account balances	$2,382	$2,027	$2,247
Other expenses
Direct other expenses	$4,886	$4,459	$4,469
Reinsurance assumed	98	163	71
Reinsurance ceded	571	995	473
Net other expenses	$5,555	$5,617	$5,013
MLIC - 51

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Reinsurance (continued)
The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2022				2021
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables	$3,006	$1,166	$16,532	$20,704	$2,778	$636	$17,091	$20,505
Deferred policy acquisition costs and value of business acquired	5,370	131	(238)	5,263	2,805	18	(225)	2,598
Total assets	$8,376	$1,297	$16,294	$25,967	$5,583	$654	$16,866	$23,103
Liabilities
Future policy benefits	$129,784	$3,932	$9	$133,725	$128,086	$4,198	$(10)	$132,274
Policyholder account balances	93,716	6,251	—	99,967	94,059	400	—	94,459
Other policy-related balances	7,508	358	(3)	7,863	7,757	337	—	8,094
Other liabilities	8,715	2,160	13,614	24,489	6,259	2,213	15,324	23,796
Total liabilities	$239,723	$12,701	$13,620	$266,044	$236,161	$7,148	$15,314	$258,623
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $11.6 billion and $11.9 billion at December 31, 2022 and 2021, respectively. The deposit liabilities on reinsurance were $1.7 billion at both December 31, 2022 and 2021.
Related Party Reinsurance Transactions
The Company has reinsurance agreements with certain of MetLife, Inc.’s subsidiaries, including MetLife Reinsurance Company of Charleston (“MRC”), MetLife Reinsurance Company of Vermont, Metropolitan Tower Life Insurance Company (“MTL”), and MetLife Insurance K.K., all of which are related parties.
MLIC - 52

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Premiums
Reinsurance assumed	$7	$3,237	$8
Reinsurance ceded	(139)	(114)	(113)
Net premiums	$(132)	$3,123	$(105)
Universal life and investment-type product policy fees
Reinsurance assumed	$—	$1	$1
Reinsurance ceded	(14)	(19)	(7)
Net universal life and investment-type product policy fees	$(14)	$(18)	$(6)
Other revenues
Reinsurance assumed	$78	$(11)	$(12)
Reinsurance ceded	472	505	572
Net other revenues	$550	$494	$560
Policyholder benefits and claims
Reinsurance assumed	$36	$3,138	$1
Reinsurance ceded	(159)	(152)	(145)
Net policyholder benefits and claims	$(123)	$2,986	$(144)
Interest credited to policyholder account balances
Reinsurance assumed	$97	$31	$29
Reinsurance ceded	(12)	(12)	(13)
Net interest credited to policyholder account balances	$85	$19	$16
Other expenses
Reinsurance assumed	$36	$89	$—
Reinsurance ceded	644	1,055	516
Net other expenses	$680	$1,144	$516
MLIC - 53

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

	December 31,
	2022		2021
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables	$587	$11,314	$25	$11,710
Deferred policy acquisition costs and value of business acquired	120	(162)	6	(139)
Total assets	$707	$11,152	$31	$11,571
Liabilities
Future policy benefits	$2,938	$9	$3,139	$(10)
Policyholder account balances	6,216	—	366	—
Other policy-related balances	61	(4)	14	—
Other liabilities	910	10,377	894	12,190
Total liabilities	$10,125	$10,382	$4,413	$12,180
Effective April 1, 2021, the Company, through its wholly-owned subsidiary, Missouri Reinsurance, Inc., entered into an agreement to assume certain group annuity contracts issued in connection with a qualifying pension risk transfer on a modified coinsurance basis from MTL. The significant reinsurance effects to the Company were primarily increases in future policy benefits of $2.9 billion and $3.1 billion at December 31, 2022 and 2021, respectively, as well as premiums of $0 and $3.2 billion, and policyholder benefits and claims of $34 million and $3.1 billion for the years ended December 31, 2022 and 2021, respectively. Also, as a result of this agreement, other invested assets increased by $3.0 billion and $3.2 billion at December 31, 2022 and 2021, respectively.
The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company’s consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and were ($28) million and $31 million at December 31, 2022 and 2021, respectively. Net derivative gains (losses) associated with these embedded derivatives were $59 million, $15 million and ($24) million for the years ended December 31, 2022, 2021 and 2020, respectively.
Certain contractual features of the closed block agreement with MRC qualify as embedded derivative, which is separately accounted for at estimated fair value on the Company’s consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and was ($423) million and $1.0 billion at December 31, 2022 and 2021, respectively. Net derivative gains (losses) associated with the embedded derivative were $1.5 billion, $341 million and ($387) million for the years ended December 31, 2022, 2021 and 2020, respectively.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $746 million and $677 million of unsecured affiliated reinsurance recoverable balances at December 31, 2022 and 2021, respectively.
Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $9.7 billion and $10.1 billion at December 31, 2022 and 2021, respectively. The deposit liabilities on affiliated reinsurance were $874 million and $892 million at December 31, 2022 and 2021, respectively.
MLIC - 54

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Closed Block
On April 7, 2000 (the “Demutualization Date”), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company’s plan of reorganization, as amended (the “Plan of Reorganization”). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.
The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.
The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations, attributed net of income tax, to the closed block. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.
Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company’s net income continues to be sensitive to the actual performance of the closed block.
MLIC - 55

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Closed Block (continued)
Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.
Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

	December 31,
	2022	2021
	(In millions)
Closed Block Liabilities
Future policy benefits	$37,214	$38,046
Other policy-related balances	273	290
Policyholder dividends payable	181	253
Policyholder dividend obligation	—	1,682
Deferred income tax liability	—	210
Other liabilities	455	263
Total closed block liabilities	38,123	40,744
Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	19,648	25,669
Mortgage loans	6,564	6,417
Policy loans	4,084	4,191
Real estate and real estate joint ventures	635	565
Other invested assets	705	556
Total investments	31,636	37,398
Cash and cash equivalents	437	126
Accrued investment income	375	384
Premiums, reinsurance and other receivables	52	50
Current income tax recoverable	88	81
Deferred income tax asset	423	—
Total assets designated to the closed block	33,011	38,039
Excess of closed block liabilities over assets designated to the closed block	5,112	2,705
AOCI:
Unrealized investment gains (losses), net of income tax	(1,357)	2,562
Unrealized gains (losses) on derivatives, net of income tax	262	107
Allocated to policyholder dividend obligation, net of income tax	—	(1,329)
Total amounts included in AOCI	(1,095)	1,340
Maximum future earnings to be recognized from closed block assets and liabilities	$4,017	$4,045
Information regarding the closed block policyholder dividend obligation was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Balance at January 1,	$1,682	$2,969	$2,020
Change in unrealized investment and derivative gains (losses)	(1,682)	(1,287)	949
Balance at December 31,	$—	$1,682	$2,969
MLIC - 56

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Closed Block (continued)
Information regarding the closed block revenues and expenses was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Revenues
Premiums	$1,104	$1,298	$1,498
Net investment income	1,382	1,541	1,596
Net investment gains (losses)	(51)	(36)	(25)
Net derivative gains (losses)	33	18	(17)
Total revenues	2,468	2,821	3,052
Expenses
Policyholder benefits and claims	1,890	2,150	2,330
Policyholder dividends	453	621	791
Other expenses	90	96	104
Total expenses	2,433	2,867	3,225
Revenues, net of expenses before provision for income tax expense (benefit)	35	(46)	(173)
Provision for income tax expense (benefit)	7	(10)	(36)
Revenues, net of expenses and provision for income tax expense (benefit)	$28	$(36)	$(137)
Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.
7. Investments
See Note 9 for information about the fair value hierarchy for investments and the related valuation methodologies.
Investment Risks and Uncertainties
Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.
The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.
The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities and collateralized loan obligations (“ABS & CLO”), certain structured investment transactions and FVO Securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.
MLIC - 57

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

Fixed Maturity Securities AFS
Fixed Maturity Securities AFS by Sector
The following table presents fixed maturity securities AFS by sector. U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, prime investor, non-qualified residential mortgage, alternative, reperforming and sub-prime mortgage-backed securities. ABS & CLO includes securities collateralized by consumer loans, corporate loans and broadly syndicated bank loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities (“CMBS”) primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS & CLO and CMBS are, collectively, “Structured Products.”

	December 31,
	2022					2021
	Amortized Cost		Gross Unrealized		Estimated Fair Value	Amortized Cost		Gross Unrealized		Estimated Fair Value
Sector		Allowance for Credit Loss	Gains	Losses			Allowance for Credit Loss	Gains	Losses
	(In millions)
U.S. corporate	$55,280	$(28)	$649	$4,811	$51,090	$51,328	$(30)	$7,257	$153	$58,402
Foreign corporate	28,328	(3)	206	4,538	23,993	27,475	(10)	2,651	431	29,685
U.S. government and agency	24,409	—	333	2,384	22,358	26,782	—	4,568	128	31,222
RMBS	21,539	—	177	2,383	19,333	22,082	—	1,198	135	23,145
ABS & CLO	12,639	—	9	812	11,836	12,787	—	127	35	12,879
Municipals	7,880	—	256	672	7,464	6,884	—	1,849	5	8,728
CMBS	6,691	(15)	7	640	6,043	6,686	(13)	237	32	6,878
Foreign government	3,711	(68)	140	324	3,459	4,330	—	698	82	4,946
Total fixed maturity securities AFS	$160,477	$(114)	$1,777	$16,564	$145,576	$158,354	$(53)	$18,585	$1,001	$175,885
The Company held non-income producing fixed maturity securities AFS with an estimated fair value of $71 million and $19 million at December 31, 2022 and 2021, respectively, with unrealized gains (losses) of ($1) million and $10 million at December 31, 2022 and 2021, respectively.
Methodology for Amortization of Premium and Accretion of Discount on Structured Products
Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.
Maturities of Fixed Maturity Securities AFS
The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31, 2022:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Products	Total Fixed Maturity Securities AFS
	(In millions)
Amortized cost, net of ACL	$3,214	$25,521	$28,232	$62,542	$40,854	$160,363
Estimated fair value	$3,071	$24,259	$26,014	$55,020	$37,212	$145,576
MLIC - 58

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.
Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector
The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

	December 31,
	2022				2021
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
Sector & Credit Quality	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$34,358	$3,953	$3,383	$856	$4,503	$83	$784	$70
Foreign corporate	16,834	3,350	3,977	1,188	4,079	199	1,348	232
U.S. government and agency	13,489	1,895	2,756	489	10,063	78	523	49
RMBS	11,622	1,280	4,585	1,103	7,481	111	314	24
ABS & CLO	7,725	499	3,009	313	5,643	25	593	10
Municipals	3,526	616	133	56	154	4	17	1
CMBS	4,376	426	1,254	213	1,613	20	355	12
Foreign government	1,803	209	306	115	497	37	148	45
Total fixed maturity securities AFS	$93,733	$12,228	$19,403	$4,333	$34,033	$557	$4,082	$443
Investment grade	$88,059	$11,710	$17,470	$3,897	$31,419	$454	$3,273	$353
Below investment grade	5,674	518	1,933	436	2,614	103	809	90
Total fixed maturity securities AFS	$93,733	$12,228	$19,403	$4,333	$34,033	$557	$4,082	$443
Total number of securities in an unrealized loss position	10,688		2,110		2,549		427
Evaluation of Fixed Maturity Securities AFS for Credit Loss
Evaluation and Measurement Methodologies
Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to: (i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments, (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources, (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.
MLIC - 59

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

The methodology and significant inputs used to determine the amount of credit loss are as follows:
•The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.
•When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management’s single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security’s position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to: the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.
With respect to securities that have attributes of debt and equity (“perpetual hybrid securities”), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.
In periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.
Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position
Gross unrealized losses on securities without an ACL increased $15.6 billion for the year ended December 31, 2022 to $16.6 billion primarily due to increases in interest rates, widening credit spreads, and the impact of weakening foreign currencies on certain non-functional currency denominated fixed maturity securities.
Gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater were $4.3 billion at December 31, 2022, or 26% of the total gross unrealized losses on securities without an ACL.
Investment Grade Fixed Maturity Securities AFS
Of the $4.3 billion of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $3.9 billion, or 90%, were related to 1,797 investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.
MLIC - 60

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

Below Investment Grade Fixed Maturity Securities AFS
Of the $4.3 billion of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $436 million, or 10%, were related to 313 below investment grade securities. Unrealized losses on below investment grade securities are principally related to foreign corporate and U.S. corporate securities (primarily transportation, consumer and communications). These unrealized losses are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty, as well as with respect to fixed-rate securities, rising interest rates since purchase. Management evaluates U.S. corporate and foreign corporate securities based on several factors such as expected cash flows, financial condition and near-term and long-term prospects of the issuers.
Current Period Evaluation
At December 31, 2022, with respect to securities in an unrealized loss position without an ACL, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Based on the Company’s current evaluation of its securities in an unrealized loss position without an ACL, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2022.
Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.
Rollforward of Allowance for Credit Loss for Fixed Maturity Securities AFS By Sector
The rollforward of ACL for fixed maturity securities AFS by sector is as follows:

	U.S. Corporate	Foreign Corporate	Foreign Government	CMBS	Total
Year Ended December 31, 2022	(In millions)
Balance at January 1,	$30	$10	$—	$13	$53
ACL not previously recorded	13	12	103	2	130
Changes for securities with previously recorded ACL	17	3	(15)	—	5
Securities sold or exchanged	(10)	(22)	(20)	—	(52)
Write-offs	(22)	—	—	—	(22)
Balance at December 31,	$28	$3	$68	$15	$114

	U.S. Corporate	Foreign Corporate	Foreign Government	CMBS	Total
Year Ended December 31, 2021	(In millions)
Balance at January 1,	$43	$8	$—	$—	$51
ACL not previously recorded	48	12	—	9	69
Changes for securities with previously recorded ACL	3	(5)	—	4	2
Securities sold or exchanged	(51)	(5)	—	—	(56)
Write-offs	(13)	—	—	—	(13)
Balance at December 31,	$30	$10	$—	$13	$53
MLIC - 61

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

Mortgage Loans
Mortgage Loans by Portfolio Segment
Mortgage loans are summarized as follows at:

	December 31,
	2022		2021
Portfolio Segment	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$37,196	59.4%	$35,772	59.4%
Agricultural	15,869	25.4	15,450	25.7
Residential	9,953	15.9	9,406	15.6
Total amortized cost	63,018	100.7	60,628	100.7
Allowance for credit loss	(448)	(0.7)	(536)	(0.9)
Subtotal mortgage loans, net	62,570	100.0	60,092	99.8
Residential — FVO	—	—	127	0.2
Total mortgage loans, net	$62,570	100.0%	$60,219	100.0%
The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis, with changes in estimated fair value included in net investment income. See Note 9 for further information.
The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans was ($717) million and ($736) million at December 31, 2022 and 2021, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2022 was $171 million, $147 million and $70 million, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2021 was $140 million, $136 million, $77 million, respectively.
Purchases of unaffiliated mortgage loans, consisting primarily of residential mortgage loans, were $2.3 billion, $1.4 billion and $2.8 billion for the years ended December 31, 2022, 2021 and 2020, respectively.
The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of mortgage loan participation interests in unaffiliated mortgage loans sold by the Company to affiliates for the years ended December 31, 2022, 2021 and 2020 was $167 million, $277 million and $59 million, respectively. In connection with the mortgage loan participations, the Company collected mortgage loan principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $576 million, $1.0 billion and $540 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The Company originates mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a master participation agreement. The aggregate amount of mortgage loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2022, 2021 and 2020 was $4.8 billion, $4.7 billion and $3.8 billion, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company’s behalf and the affiliate remitted such payments to the Company in the amount of $2.6 billion, $1.9 billion and $696 million for the years ended December 31, 2022, 2021 and 2020, respectively.
See “— Real Estate and Real Estate Joint Ventures” for the carrying value of wholly-owned real estate acquired through foreclosure. In addition, for the year ended December 31, 2022, the Company contributed commercial mortgage loans with an amortized cost of $306 million to joint ventures in anticipation of subsequent foreclosure or deed-in-lieu of foreclosure transactions. During the year, the joint ventures completed foreclosure or deed-in-lieu of foreclosure transactions on loans with an amortized cost of $285 million. The real estate collateralizing these foreclosures or deed-in-lieu of foreclosures had an estimated fair value in excess of amortized cost. As a result of the excess of estimated fair value of the collateral over the amortized cost of the commercial mortgage loans, upon consummating the foreclosures or deed-
MLIC - 62

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

in-lieu of foreclosure transactions, the joint ventures recognized a gain, of which the Company recognized its pro-rata share of $19 million within net investment gains (losses).
Rollforward of Allowance for Credit Loss for Mortgage Loans by Portfolio Segment
The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

	Years Ended December 31,
	2022				2021				2020
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at January 1,	$260	$79	$197	$536	$199	$97	$221	$517	$186	$49	$54	$289
Adoption of credit loss guidance	—	—	—	—	—	—	—	—	(87)	32	154	99
Provision (release)	(3)	47	(20)	24	61	6	(25)	42	100	18	27	145
Initial credit losses on PCD loans (1)	—	—	—	—	—	—	3	3	—	—	18	18
Charge-offs, net of recoveries	(83)	(21)	(8)	(112)	—	(24)	(2)	(26)	—	(2)	(32)	(34)
Balance at December 31,	$174	$105	$169	$448	$260	$79	$197	$536	$199	$97	$221	$517
__________________
(1)Represents the initial credit losses on purchased mortgage loans accounted for as PCD.
Allowance for Credit Loss Methodology
The Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company’s ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company’s commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable) and reasonably expected TDRs (i.e., the Company grants concessions to a borrower that is experiencing financial difficulties) are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).
MLIC - 63

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

Commercial and Agricultural Mortgage Loan Portfolio Segments
Commercial and agricultural mortgage loan ACL are calculated in a similar manner. Within each loan portfolio segment, commercial and agricultural, loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan’s credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company’s experience with defaults and loss severity, (ii) expected default and loss severity over the forecast period, (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value (“LTV”) ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets. After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios (“DSCR”). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company’s experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company’s agricultural mortgage loans.
Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.
For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.
For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.
MLIC - 64

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

Commitments to lend: After loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that are not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.
Residential Mortgage Loan Portfolio Segment
The Company’s residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type (i.e., new origination and reperforming) and pooled by similar risk profiles (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company immediately reverts to industry historical loss experience.
For residential mortgage loans, the Company’s primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.
Troubled Debt Restructurings
The Company may grant concessions to borrowers experiencing financial difficulties, which, if not significant, are not classified as TDRs, while more significant concessions are classified as TDRs. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any ACL recorded.
For the year ended December 31, 2022, the Company had two commercial mortgage loans modified in a TDR with both pre-modification and post-modification carrying value, after ACL, of $123 million.
For the year ended December 31, 2021, the Company did not have any commercial mortgage loans modified in a TDR.
MLIC - 65

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

Credit Quality of Mortgage Loans by Portfolio Segment
The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2022:

Credit Quality Indicator	2022	2021	2020	2019	2018	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$3,288	$3,198	$2,142	$2,938	$3,384	$10,519	$2,860	$28,329	76.2%
65% to 75%	1,781	936	730	1,243	788	1,549	—	7,027	18.9
76% to 80%	45	16	83	284	237	159	—	824	2.2
Greater than 80%	33	40	18	134	89	702	—	1,016	2.7
Total	$5,147	$4,190	$2,973	$4,599	$4,498	$12,929	$2,860	$37,196	100.0%
DSCR:
> 1.20x	$4,421	$3,893	$2,763	$4,272	$4,068	$11,175	$2,860	$33,452	89.9%
1.00x - 1.20x	636	94	88	255	152	819	—	2,044	5.5
<1.00x	90	203	122	72	278	935	—	1,700	4.6
Total	$5,147	$4,190	$2,973	$4,599	$4,498	$12,929	$2,860	$37,196	100.0%
The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2022:

Credit Quality Indicator	2022	2021	2020	2019	2018	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$1,902	$1,507	$1,886	$1,498	$2,085	$4,210	$1,107	$14,195	89.4%
65% to 75%	158	229	301	176	44	490	127	1,525	9.6
76% to 80%	—	—	—	—	—	11	—	11	0.1
Greater than 80%	—	—	14	76	—	44	4	138	0.9
Total	$2,060	$1,736	$2,201	$1,750	$2,129	$4,755	$1,238	$15,869	100.0%
The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2022:

Credit Quality Indicator	2022	2021	2020	2019	2018	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
Performance indicators:
Performing	$1,411	$809	$156	$606	$332	$6,211	$—	$9,525	95.7%
Nonperforming (1)	9	5	6	39	9	360	—	428	4.3
Total	$1,420	$814	$162	$645	$341	$6,571	$—	$9,953	100.0%
__________________
(1)Includes residential mortgage loans in process of foreclosure of $143 million and $69 million at December 31, 2022 and 2021, respectively.
LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. The amortized cost of commercial and agricultural mortgage loans with an LTV ratio in excess of 100% was $639 million, or 1% of total commercial and agricultural mortgage loans, at December 31, 2022.
MLIC - 66

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

Past Due and Nonaccrual Mortgage Loans
The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2022 and 2021. The Company defines delinquency consistent with industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL, by portfolio segment, were as follows:

	Past Due		Past Due and Still Accruing		Nonaccrual
Portfolio Segment	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	(In millions)
Commercial	$—	$—	$—	$—	$158	$146
Agricultural	120	124	18	16	131	225
Residential	428	418	—	—	429	418
Total	$548	$542	$18	$16	$718	$789
The amortized cost for nonaccrual commercial, agricultural and residential mortgage loans at beginning of year 2021 was $293 million, $261 million and $503 million, respectively. The amortized cost for nonaccrual agricultural mortgage loans with no ACL was $7 million and $134 million at December 31, 2022 and 2021, respectively. There were no nonaccrual commercial or residential mortgage loans without an ACL at either December 31, 2022 or 2021.
Purchased Investments with Credit Deterioration
Investments that, as of the date of acquisition, have experienced a more-than-insignificant deterioration in credit quality since origination are classified as PCD. The amortized cost for PCD investments is the purchase price plus an ACL for the initial estimate of expected lifetime credit losses established upon purchase. Subsequent changes in the ACL on PCD investments are recognized in earnings and are reported in net investment gains (losses). The non-credit discount or premium is accreted or amortized to net investment income on an effective yield basis.
The following table reconciles the contractual principal to the purchase price of PCD investments:

	Year Ended December 31, 2022
	Contractual Principal	ACL at Acquisition	Non-Credit (Discount) Premium	Purchase Price
	(In millions)
PCD residential mortgage loans	$48	$—	$(3)	$45
Real Estate and Real Estate Joint Ventures
The Company’s real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2022	2021	2022	2021	2020
Income Type	Carrying Value		Income
	(In millions)
Wholly-owned real estate:
Leased real estate	$1,618	$1,934	$198	$209	$188
Other real estate	487	473	243	186	127
Real estate joint ventures	6,311	5,466	308	180	(59)
Total real estate and real estate joint ventures	$8,416	$7,873	$749	$575	$256
MLIC - 67

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

The carrying value of wholly-owned real estate acquired through foreclosure was $179 million and $180 million at December 31, 2022 and 2021, respectively. Depreciation expense on real estate investments was $86 million, $86 million and $73 million for the years ended December 31, 2022, 2021 and 2020, respectively. Real estate investments were net of accumulated depreciation of $566 million and $581 million at December 31, 2022 and 2021, respectively.
Leases
Leased Real Estate Investments - Operating Leases
The Company, as lessor, leases investment real estate, principally commercial real estate for office, apartment and retail use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. In addition, certain leases of retail space may stipulate that a portion of the income earned is contingent upon the level of the tenants’ revenues. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2022	2021	2022	2021	2020
Property Type	Carrying Value		Income
	(In millions)
Leased real estate investments:
Office	$797	$782	$74	$73	$31
Apartment	328	506	34	40	40
Retail	298	363	35	44	66
Industrial	171	260	55	52	50
Land	24	23	—	—	1
Total leased real estate investments	$1,618	$1,934	$198	$209	$188
Future contractual receipts under operating leases at December 31, 2022 were $109 million in 2023, $95 million in 2024, $90 million in 2025, $78 million in 2026, $66 million in 2027, $142 million thereafter and, in total, were $580 million.
Leveraged and Direct Financing Leases
The Company has diversified leveraged and direct financing lease portfolios. Its leveraged leases principally include rail cars, commercial real estate and renewable energy generation facilities, and its direct financing leases principally include renewable energy generation facilities. These assets are leased through a variety of lease arrangements, which may include options to renew or extend the lease and options for the lessee to purchase the property. Residual values are estimated using available third-party data at inception of the lease. Risk is managed through lessee credit analysis, asset allocation, geographic diversification, and ongoing reviews of estimated residual values, using available third-party data. Generally, estimated residual values are not guaranteed by the lessee or a third party.
MLIC - 68

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

Investment in leveraged and direct financing leases consisted of the following at:

	December 31,
	2022		2021
	Leveraged Leases	Direct Financing Leases	Leveraged Leases	Direct Financing Leases
	(In millions)
Lease receivables, net (1)	$477	$123	$542	$141
Estimated residual values	517	39	560	39
Subtotal	994	162	1,102	180
Unearned income	(245)	(34)	(284)	(42)
Investment in leases, before ACL	749	128	818	138
ACL	(18)	(1)	(31)	(1)
Investment in leases, net of ACL	$731	$127	$787	$137
__________________
(1)Future contractual receipts under direct financing leases at December 31, 2022 were $18 million in 2023, $18 million in 2024, $18 million in 2025, $16 million in 2026, $13 million in 2027, $40 million thereafter and, in total, were $123 million.
Lease receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to nine years, but in certain circumstances can be over nine years, while the payment periods for direct financing leases generally range from one to 11 years. For lease receivables, the primary credit quality indicator is whether the lease receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming lease receivables as those that are 90 days or more past due. At both December 31, 2022 and 2021, all lease receivables were performing.
The deferred income tax liability related to leveraged leases was $220 million and $272 million at December 31, 2022 and 2021, respectively.
The components of income from investment in leveraged and direct financing leases, excluding net investment gains (losses), were as follows:

	Years Ended December 31,
	2022		2021		2020
	Leveraged Leases	Direct Financing Leases	Leveraged Leases	Direct Financing Leases	Leveraged Leases	Direct Financing Leases
	(In millions)
Lease investment income	$35	$8	$34	$11	$36	$11
Less: Income tax expense	7	2	7	2	8	2
Lease investment income, net of income tax	$28	$6	$27	$9	$28	$9
MLIC - 69

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

The Company records an allowance for expected lifetime credit loss in earnings within investment gains (losses) in an amount that represents the portion of the investment in leases that the Company does not expect to collect, resulting in the investment in leases being presented at the net amount expected to be collected. In determining the ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling leases that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of the lease, and (iii) considering past events and current and forecasted economic conditions. Leases with dissimilar risk characteristics are evaluated individually for credit loss. Expected lifetime credit loss on leveraged and direct financing lease receivables is estimated using a probability of default and loss given default model, where the probability of default incorporates third party credit ratings of the lessee and the related historical default data. The Company also assesses the non-guaranteed residual values for recoverability by comparison to the current estimated fair value of the leased asset and considers other relevant market information such as independent third-party forecasts, consulting, asset brokerage and investment banking reports and data, comparable market transactions, and factors such as the competitive dynamics impacting specific industries, technological change and obsolescence, government and regulatory rules, tax policy, potential environmental liabilities and litigation.
Other Invested Assets
Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 8), funds withheld, tax credit and renewable energy partnerships, affiliated investments (see “— Related Party Investment Transactions”), annuities funding structured settlement claims (see Note 1), FVO Securities, leveraged and direct financing leases (see “— Leases — Leveraged and Direct Financing Leases”), an operating joint venture (see Note 1) and FHLBNY common stock (see “— Invested Assets on Deposit and Pledged as Collateral”).
Tax Credit Partnerships
The carrying value of tax credit partnerships was $749 million and $937 million at December 31, 2022 and 2021, respectively. Losses from tax credit partnerships included within net investment income were $175 million, $197 million and $225 million for the years ended December 31, 2022, 2021 and 2020, respectively.
FVO Securities and Equity Securities
The following table presents FVO Securities and equity securities by security type. Common stock includes common stock and mutual funds.

	December 31,
	2022			2021
	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value
Security Type
		(In millions)
FVO Securities	$673	$171	$844	$598	$250	$848

Equity securities
Common stock	$119	$47	$166	$88	$32	$120
Non-redeemable preferred stock	77	(3)	74	107	(1)	106
Total equity securities	$196	$44	$240	$195	$31	$226
__________________
(1) Represents cumulative changes in estimated fair value, recognized in earnings, and not in OCI.
Cash Equivalents
Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $6.6 billion and $4.7 billion, principally at estimated fair value, at December 31, 2022 and 2021, respectively.
Concentrations of Credit Risk
There were no investments in any counterparty that were greater than 10% of the Company’s equity, other than the U.S. government and its agencies, at both December 31, 2022 and 2021.
MLIC - 70

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

Securities Lending Transactions and Repurchase Agreements
Securities, Collateral and Reinvestment Portfolio
A summary of these transactions and agreements accounted for as secured borrowings were as follows:

	December 31,
	2022			2021
	Securities (1)			Securities (1)
Agreement Type	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value
			(In millions)
Securities lending	$6,601	$6,773	$6,625	$14,689	$14,977	$15,116
Repurchase agreements	$3,176	$3,125	$3,057	$3,416	$3,325	$3,357
__________________
(1)These securities were included within fixed maturity securities AFS and short-term investments at December 31, 2022 and within fixed maturity securities AFS at December 31, 2021.
(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.
Contractual Maturities
Contractual maturities of these transactions and agreements accounted for as secured borrowings were as follows:

	December 31,
	2022					2021
	Remaining Maturities					Remaining Maturities
Security Type	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total
	(In millions)
Cash collateral liability by security type:
Securities lending:
U.S. government and agency	$935	$4,233	$1,605	$—	$6,773	$3,996	$5,279	$5,702	$—	$14,977

Repurchase agreements:
U.S. government and agency	$—	$3,125	$—	$—	$3,125	$—	$3,325	$—	$—	$3,325
________________
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.
If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.
The securities lending and repurchase agreements reinvestment portfolios consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short-term investments, cash equivalents or cash. If the securities or the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.
MLIC - 71

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

Invested Assets on Deposit and Pledged as Collateral
Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

	December 31,
	2022	2021
	(In millions)
Invested assets on deposit (regulatory deposits)	$98	$118
Invested assets pledged as collateral (1)	20,612	20,390
Total invested assets on deposit and pledged as collateral	$20,710	$20,508
__________________
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3), derivative transactions (see Note 8) and secured debt (see Note 11).
See “— Securities Lending Transactions and Repurchase Agreements” for information regarding securities supporting securities lending transactions and repurchase agreements and Note 6 for information regarding investments designated to the closed block. In addition, the Company’s investment in FHLBNY common stock, included within other invested assets, which is considered restricted until redeemed by the issuer, was $659 million and $718 million, at redemption value, at December 31, 2022 and 2021, respectively.
Collectively Significant Equity Method Investments
The Company held equity method investments of $15.9 billion at December 31, 2022, comprised primarily of other limited partnership interests (private equity funds and hedge funds), real estate joint ventures (including real estate funds), tax credit and renewable energy partnerships and an operating joint venture. The Company’s maximum exposure to loss related to these equity method investments was limited to the carrying value of these investments plus $3.5 billion of unfunded commitments at December 31, 2022.
As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for the three most recent annual periods.
The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company’s proportionate share of the assets, liabilities, or earnings of such entities.
Aggregate total assets of these entities totaled $1.0 trillion at both December 31, 2022 and 2021. Aggregate total liabilities of these entities totaled $119.8 billion and $126.4 billion at December 31, 2022 and 2021, respectively. Aggregate net income (loss) of these entities totaled ($8.3) billion, $218.6 billion and $34.4 billion for the years ended December 31, 2022, 2021 and 2020, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income (loss) and realized and unrealized investment gains (losses).
Variable Interest Entities
The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE’s primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party’s relationship with or involvement in the entity.
Consolidated VIEs
Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company’s obligation to the VIEs is limited to the amount of its committed investment.
MLIC - 72

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

The following table presents the total assets and total liabilities relating to investment related VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at:

	December 31,
	2022		2021
Asset Type	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(In millions)
Real estate joint ventures	$1,357	$—	$1,094	$—
Mortgage loan joint ventures	147	—	226	—
Investment funds (primarily other invested assets)	98	—	101	—
Renewable energy partnership (primarily other invested assets)	76	—	79	—
Total	$1,678	$—	$1,500	$—

Unconsolidated VIEs
The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

	December 31,
	2022		2021
Asset Type	Carrying Amount	Maximum Exposure to Loss (1)	Carrying Amount	Maximum Exposure to Loss (1)
	(In millions)
Fixed maturity securities AFS (2)	$35,813	$35,813	$43,653	$43,653
Other limited partnership interests	7,299	9,716	8,005	11,057
Other invested assets	1,342	1,509	1,605	1,815
Real estate joint ventures	86	88	97	100
Total	$44,540	$47,126	$53,360	$56,625
__________________
(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company’s return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.
(2)For variable interests in Structured Products included within fixed maturity securities AFS, the Company’s involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.
As described in Note 16, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2022, 2021 and 2020.
MLIC - 73

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

Net Investment Income
The composition of net investment income by asset type was as follows:

	Years Ended December 31,
Asset Type	2022	2021	2020
	(In millions)
Fixed maturity securities AFS	$6,458	$6,101	$6,535
Mortgage loans	2,615	2,661	2,836
Policy loans	288	292	305
Real estate and real estate joint ventures	749	575	256
Other limited partnership interests	433	3,161	633
Cash, cash equivalents and short-term investments	147	11	77
FVO Securities	(143)	102	48
Operating joint venture	34	65	80
Equity securities	11	16	25
Other	410	142	154
Subtotal investment income	11,002	13,126	10,949
Less: Investment expenses	880	640	699
Net investment income	$10,122	$12,486	$10,250

Net Investment Income (“NII”) Information
Net realized and unrealized gains (losses) recognized in NII:
Net realized gains (losses) from sales and disposals (primarily Residential - FVO mortgage loans and FVO Securities)	$(13)	$22	$2
Net unrealized gains (losses) from changes in estimated fair value (primarily FVO Securities and real estate joint ventures)	(33)	168	94
Net realized and unrealized gains (losses) recognized in NII	$(46)	$190	$96

Changes in estimated fair value subsequent to purchase of FVO Securities still held at the end of the respective periods and recognized in NII:	$(145)	$77	$46

Equity method investments NII (primarily real estate joint ventures, other limited partnership interests, tax credit and renewable energy partnerships and an operating joint venture)	$625	$3,235	$427
MLIC - 74

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

Net Investment Gains (Losses)
Net Investment Gains (Losses) by Asset Type and Transaction Type
The composition of net investment gains (losses) by asset type and transaction type was as follows:

	Years Ended December 31,
Asset Type	2022	2021	2020
	(In millions)
Fixed maturity securities AFS	$(851)	$(49)	$(58)
Equity securities	6	40	(76)
Mortgage loans	(42)	(34)	(188)
Real estate and real estate joint ventures (excluding changes in estimated fair value)	561	568	7
Other limited partnership interests (excluding changes in estimated fair value)	4	(15)	(12)
Other gains (losses)	72	109	293
Subtotal	(250)	619	(34)
Change in estimated fair value of other limited partnership interests and real estate joint ventures	(14)	45	(5)
Non-investment portfolio gains (losses)	137	(12)	(34)
Subtotal	123	33	(39)
Net investment gains (losses)	$(127)	$652	$(73)

Transaction Type
Realized gains (losses) on investments sold or disposed	$(146)	$579	$306
Impairment (losses)	(38)	(24)	(50)
Recognized gains (losses):
Change in allowance for credit loss recognized in earnings	(77)	(41)	(204)
Unrealized net gains (losses) recognized in earnings	(3)	150	(91)
Total recognized gains (losses)	(264)	664	(39)
Non-investment portfolio gains (losses)	137	(12)	(34)
Net investment gains (losses)	$(127)	$652	$(73)

Net Investment Gains (Losses) (“NIGL”) Information
Changes in estimated fair value subsequent to purchase of equity securities still held at the end of the respective periods and recognized in NIGL	$8	$10	$(80)

Other gains (losses) include:
Gains (losses) on disposed investments which were previously in a qualified cash flow hedge relationship	$48	$91	$128
Gains (losses) on leveraged leases and renewable energy partnerships	$33	$12	$87

Foreign currency gains (losses)	$97	$62	$(19)

Net Realized Investment Gains (Losses) From Sales and Disposals of Investments:
Recognized in NIGL	$(146)	$579	$306
Recognized in NII	(13)	22	2
Net realized investment gains (losses) from sales and disposals of investments	$(159)	$601	$308
MLIC - 75

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

Fixed Maturity Securities AFS and Equity Securities – Composition of Net Investment Gains (Losses)
The composition of net investment gains (losses) for these securities is as follows:

	Years Ended December 31,
Fixed Maturity Securities AFS	2022	2021	2020
	(In millions)
Proceeds	$42,903	$27,587	$20,453
Gross investment gains	$469	$232	$419
Gross investment (losses)	(1,221)	(256)	(376)
Realized gains (losses) on sales and disposals	(752)	(24)	43
Net credit loss (provision) release (change in ACL recognized in earnings)	(61)	(1)	(51)
Impairment (losses)	(38)	(24)	(50)
Net credit loss (provision) release and impairment (losses)	(99)	(25)	(101)
Net investment gains (losses)	$(851)	$(49)	$(58)

Equity Securities
Realized gains (losses) on sales and disposals	$(6)	$(61)	$10
Unrealized net gains (losses) recognized in earnings	12	101	(86)
Net investment gains (losses)	$6	$40	$(76)
Related Party Investment Transactions
The Company transfers invested assets primarily consisting of fixed maturity securities AFS, mortgage loans and real estate and real estate joint ventures to and from affiliates. Invested assets transferred were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Estimated fair value of invested assets transferred to affiliates	$472	$795	$393
Amortized cost of invested assets transferred to affiliates	$432	$776	$379
Net investment gains (losses) recognized on transfers	$40	$19	$14
Estimated fair value of invested assets transferred from affiliates	$497	$1,346	$381
Estimated fair value of derivative liabilities transferred from affiliates	$64	$—	$—
Recurring related party investments and related net investment income were as follows at and for the periods ended:

		December 31,		Years Ended December 31,
		2022	2021	2022	2021	2020
Investment Type/Balance Sheet Category	Related Party	Carrying Value		Net Investment Income
		(In millions)
Affiliated investments (1)	MetLife, Inc.	$1,207	$1,399	$16	$31	$35
Affiliated investments (2)	American Life Insurance Company	100	100	1	2	3
Other invested assets		$1,307	$1,499	$17	$33	$38
________________
MLIC - 76

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)

(1)Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2023 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.60% to 1.85%. In July 2021, ¥38.4 billion (the equivalent of $351 million) of 2.97% affiliated senior unsecured notes matured and were refinanced with the following senior unsecured notes: (i) ¥7.8 billion 1.61% due July 2026, (ii) ¥11.5 billion 1.76% due July 2028 and (iii) ¥19.1 billion 1.85% due July 2031. In December 2021, ¥51.0 billion (the equivalent of $467 million) of 3.14% affiliated senior unsecured notes matured of which ¥40.9 billion (the equivalent of $372 million) were refinanced with the following senior unsecured notes: (i) ¥19.1 billion 1.72% due December 2028, (ii) ¥21.8 billion 1.85% due December 2031, and, of which ¥10.1 billion (the equivalent of $95 million) were paid off at maturity.
(2)Represents an affiliated surplus note which matures in June 2025 and bears interest, payable semi-annually, at a rate per annum of 1.88%.
The Company incurred investment advisory charges from an affiliate of $272 million, $292 million and $280 million for the years ended December 31, 2022, 2021, and 2020, respectively.
See “— Variable Interest Entities” for information on investments in affiliated real estate joint ventures and affiliated mortgage loan joint ventures.
See Note 5 “— Related Party Reinsurance Transactions” for information about affiliated funds withheld.
8. Derivatives
Accounting for Derivatives
See Note 1 for a description of the Company’s accounting policies for derivatives and Note 9 for information about the fair value hierarchy for derivatives.
Derivative Strategies
The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.
Interest Rate Derivatives
The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.
Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.
The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity securities AFS. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.
MLIC - 77

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.
The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.
In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.
Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.
The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.
A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or “wrap”) on the participant funds for an annual risk charge. The Company’s maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company’s risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.
Foreign Currency Exchange Rate Derivatives
The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.
In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.
MLIC - 78

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.
Credit Derivatives
The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the relevant third party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.
The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.
The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.
Equity Derivatives
The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.
Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.
Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.
In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.
MLIC - 79

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The Company utilizes equity total return swaps in nonqualifying hedging relationships.
Primary Risks Managed by Derivatives
The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company’s derivatives, excluding embedded derivatives, held at:

	Primary Underlying Risk Exposure	December 31,
		2022			2021
			Estimated Fair Value			Estimated Fair Value
		Gross Notional Amount	Assets	Liabilities	Gross Notional Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps	Interest rate	$4,036	$1,353	$443	$3,540	$2,163	$6
Foreign currency swaps	Foreign currency exchange rate	565	74	—	764	8	22
Subtotal		4,601	1,427	443	4,304	2,171	28
Cash flow hedges:
Interest rate swaps	Interest rate	3,739	7	239	4,079	4	1
Interest rate forwards	Interest rate	2,227	—	404	3,058	69	1
Foreign currency swaps	Foreign currency exchange rate	29,290	2,453	1,364	28,772	1,317	966
Subtotal		35,256	2,460	2,007	35,909	1,390	968
Total qualifying hedges		39,857	3,887	2,450	40,213	3,561	996
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	15,358	1,579	704	21,565	3,206	59
Interest rate floors	Interest rate	23,371	114	—	7,701	145	—
Interest rate caps	Interest rate	46,666	903	—	64,309	117	—
Interest rate futures	Interest rate	414	—	1	515	—	—
Interest rate options	Interest rate	39,712	434	36	9,703	364	—
Interest rate forwards	Interest rate	—	—	—	265	—	20
Interest rate total return swaps	Interest rate	—	—	—	1,048	9	4
Synthetic GICs	Interest rate	13,044	—	—	11,307	—	—
Foreign currency swaps	Foreign currency exchange rate	4,739	720	5	4,800	340	75
Foreign currency forwards	Foreign currency exchange rate	1,328	16	25	1,902	11	13
Credit default swaps — purchased	Credit	843	16	—	956	12	8
Credit default swaps — written	Credit	9,074	113	26	6,074	111	12
Equity futures	Equity market	1,063	2	—	1,751	5	—
Equity index options	Equity market	14,143	585	179	26,800	714	166
Equity variance swaps	Equity market	90	4	—	425	12	10
Equity total return swaps	Equity market	1,922	23	103	2,148	11	46
Total non-designated or nonqualifying derivatives		171,767	4,509	1,079	161,269	5,057	413
Total		$211,624	$8,396	$3,529	$201,482	$8,618	$1,409
MLIC - 80

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Based on gross notional amounts, a substantial portion of the Company’s derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2022 and 2021. The Company’s use of derivatives includes (i) derivatives that serve as macro hedges of the Company’s exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.
MLIC - 81

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The Effects of Derivatives on the Consolidated Statements of Operations and Comprehensive Income (Loss)
The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

	Year Ended December 31, 2022
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to Policyholder Account Balances	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$8	$—	$—	$(1,164)	$(26)	N/A
Hedged items	(8)	—	—	1,104	27	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	105	—	—	—	—	N/A
Hedged items	(105)	—	—	—	—	N/A
Subtotal	—	—	—	(60)	1	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(1,467)
Amount of gains (losses) reclassified from AOCI into income	59	51	—	—	—	(110)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	766
Amount of gains (losses) reclassified from AOCI into income	5	(417)	—	—	—	412
Foreign currency transaction gains (losses) on hedged items	—	411	—	—	—	—
Subtotal	64	45	—	—	—	(399)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	3	—	(2,190)	—	—	N/A
Foreign currency exchange rate derivatives (1)	2	—	564	—	—	N/A
Credit derivatives — purchased (1)	—	—	44	—	—	N/A
Credit derivatives — written (1)	—	—	(66)	—	—	N/A
Equity derivatives (1)	29	—	251	240	—	N/A
Foreign currency transaction gains (losses) on hedged items	—	—	(300)	—	—	N/A
Subtotal	34	—	(1,697)	240	—	N/A
Earned income on derivatives	370	—	585	151	(145)	—
Embedded derivatives (2)	N/A	N/A	1,584	—	N/A	N/A
Total	$468	$45	$472	$331	$(144)	$(399)
MLIC - 82

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)

	Year Ended December 31, 2021
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to Policyholder Account Balances	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$6	$—	$—	$(455)	$—	N/A
Hedged items	(6)	—	—	405	—	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	49	—	—	—	—	N/A
Hedged items	(43)	—	—	—	—	N/A
Subtotal	6	—	—	(50)	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(570)
Amount of gains (losses) reclassified from AOCI into income	57	87	—	—	—	(144)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	600
Amount of gains (losses) reclassified from AOCI into income	4	(229)	—	—	—	225
Foreign currency transaction gains (losses) on hedged items	—	227	—	—	—	—
Subtotal	61	85	—	—	—	111
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	2	—	(1,523)	—	—	N/A
Foreign currency exchange rate derivatives (1)	—	—	264	—	—	N/A
Credit derivatives — purchased (1)	—	—	2	—	—	N/A
Credit derivatives — written (1)	—	—	23	—	—	N/A
Equity derivatives (1)	(1)	—	(1,043)	(265)	—	N/A
Foreign currency transaction gains (losses) on hedged items	—	—	(65)	—	—	N/A
Subtotal	1	—	(2,342)	(265)	—	N/A
Earned income on derivatives	167	—	645	206	(159)	—
Embedded derivatives (2)	N/A	N/A	733	—	N/A	N/A
Total	$235	$85	$(964)	$(109)	$(159)	$111
MLIC - 83

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)

	Year Ended December 31, 2020
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to Policyholder Account Balances	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$(10)	$—	$—	$360	$—	N/A
Hedged items	12	—	—	(399)	—	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	(45)	—	—	—	—	N/A
Hedged items	43	—	—	—	—	N/A
Subtotal	—	—	—	(39)	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$1,268
Amount of gains (losses) reclassified from AOCI into income	36	121	—	—	—	(157)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	(124)
Amount of gains (losses) reclassified from AOCI into income	3	768	—	—	—	(771)
Foreign currency transaction gains (losses) on hedged items	—	(680)	—	—	—	—
Subtotal	39	209	—	—	—	216
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	(6)	—	1,999	—	—	N/A
Foreign currency exchange rate derivatives (1)	—	—	(371)	—	—	N/A
Credit derivatives — purchased (1)	—	—	(6)	—	—	N/A
Credit derivatives — written (1)	—	—	(78)	—	—	N/A
Equity derivatives (1)	(2)	—	(973)	(238)	—	N/A
Foreign currency transaction gains (losses) on hedged items	—	—	91	—	—	N/A
Subtotal	(8)	—	662	(238)	—	N/A
Earned income on derivatives	239	—	633	186	(152)	—
Embedded derivatives (2)	N/A	N/A	(557)	—	N/A	N/A
Total	$270	$209	$738	$(91)	$(152)	$216
__________________
(1)Excludes earned income on derivatives.
(2)The valuation of guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $21 million, $27 million and $7 million for the years ended December 31, 2022, 2021 and 2020, respectively.
MLIC - 84

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Fair Value Hedges
The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.
The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

Balance Sheet Line Item	Carrying Amount of the Hedged Assets/(Liabilities)		Cumulative Amount of Fair Value Hedging Adjustments Included in the Carrying Amount of Hedged Assets/(Liabilities) (1)
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	(In millions)
Fixed maturity securities AFS	$247	$366	$1	$(1)
Mortgage loans	$319	$617	$(18)	$3
Future policy benefits	$(3,471)	$(4,735)	$253	$(877)
Policyholder account balances	$(1,080)	$—	$27	$—
__________________
(1)Includes ($136) million and ($161) million of hedging adjustments on discontinued hedging relationships at December 31, 2022 and 2021, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
Cash Flow Hedges
The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities; (iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.
In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $25 million, $6 million, and $45 million for the years ended December 31, 2022, 2021 and 2020, respectively.
At December 31, 2022 and 2021, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed six years and seven years, respectively.
At December 31, 2022 and 2021, the balance in AOCI associated with cash flow hedges was $2.0 billion and $2.4 billion, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
At December 31, 2022, the Company expected to reclassify $129 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next 12 months.
MLIC - 85

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Credit Derivatives
In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.
The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

	December 31,
	2022			2021
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A
Single name credit default swaps (3)	$1	$10	1.5	$—	$10	2.5
Credit default swaps referencing indices	79	4,251	3.4	17	1,191	2.5
Subtotal	80	4,261	3.4	17	1,201	2.5
Baa
Single name credit default swaps (3)	—	40	2.5	1	60	3.3
Credit default swaps referencing indices	13	4,598	5.9	90	4,698	5.1
Subtotal	13	4,638	5.8	91	4,758	5.1
Ba
Single name credit default swaps (3)	1	45	0.7	1	65	0.5
Credit default swaps referencing indices	2	25	4.0	(1)	20	5.0
Subtotal	3	70	1.9	—	85	1.5
B
Credit default swaps referencing indices	1	75	4.5	—	—	—
Subtotal	1	75	4.5	—	—	—
Caa
Credit default swaps referencing indices	(10)	30	3.5	(9)	30	4.5
Subtotal	(10)	30	3.5	(9)	30	4.5
Total	$87	$9,074	4.6	$99	$6,074	4.6
__________________
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s Investors Service (“Moody’s”), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.
(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.
(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or municipals.
MLIC - 86

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Credit Risk on Freestanding Derivatives
The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.
The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly Liquidation Authority under Title II of Dodd-Frank) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty’s bankruptcy. All of the Company’s ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, effective September 1, 2021, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third party custodians.
The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.
See Note 9 for a description of the impact of credit risk on the valuation of derivatives.
MLIC - 87

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The estimated fair values of the Company’s net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

	December 31,
	2022		2021
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement	Assets	Liabilities	Assets	Liabilities
	(In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)	$8,456	$3,499	$8,602	$1,379
OTC-cleared (1)	57	29	104	8
Exchange-traded	2	1	5	—
Total gross estimated fair value of derivatives presented on the consolidated balance sheets (1)	8,515	3,529	8,711	1,387
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral	(3,317)	(3,317)	(1,364)	(1,364)
OTC-cleared	(14)	(14)	(3)	(3)
Cash collateral: (3), (4)
OTC-bilateral	(4,044)	—	(6,414)	—
OTC-cleared	(18)	(1)	(91)	—
Securities collateral: (5)
OTC-bilateral	(1,078)	(182)	(767)	(14)
OTC-cleared	—	(14)	—	(5)
Exchange-traded	—	(1)	—	—
Net amount after application of master netting agreements and collateral	$44	$—	$72	$1
__________________
(1)At December 31, 2022 and 2021, derivative assets included income (expense) accruals reported in accrued investment income or in other liabilities of $119 million and $93 million, respectively, and derivative liabilities included (income) expense accruals reported in accrued investment income or in other liabilities of $0 and ($22) million, respectively.
(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.
(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the centralized clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.
(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2022 and 2021, the Company received excess cash collateral of $210 million and $60 million, respectively, and provided excess cash collateral of $1 million and $0, respectively.
MLIC - 88

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2022, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2022 and 2021, the Company received excess securities collateral with an estimated fair value of $366 million and $47 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2022 and 2021, the Company provided excess securities collateral with an estimated fair value of $934 million and $95 million, respectively, for its OTC-bilateral derivatives, $442 million and $584 million, respectively, for its OTC-cleared derivatives, and $96 million and $106 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.
The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. All of the Company’s netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody’s and S&P. If a party’s financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party’s reasonable valuation of the derivatives.
The following table presents the estimated fair value of the Company’s OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

	December 31,
	2022	2021
	Derivatives Subject to Financial Strength-Contingent Provisions
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$182	$15
Estimated fair value of collateral provided:
Fixed maturity securities AFS	$221	$17
__________________
(1)After taking into consideration the existence of netting agreements.
MLIC - 89

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Embedded Derivatives
The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.
The following table presents the estimated fair value and balance sheet location of the Company’s embedded derivatives that have been separated from their host contracts at:

		December 31,
	Balance Sheet Location	2022	2021
		(In millions)
Embedded derivatives within asset host contracts:
Assumed on affiliated reinsurance	Other invested assets	$149	$—
Embedded derivatives within liability host contracts:
Direct guaranteed minimum benefits	Policyholder account balances	$444	$257
Assumed guaranteed minimum benefits	Policyholder account balances	5	5
Funds withheld on ceded reinsurance (including affiliated)	Other liabilities	(450)	1,072
Fixed annuities with equity indexed returns	Policyholder account balances	141	165
Total		$140	$1,499
MLIC - 90

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value
When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3
Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company’s ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.
Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.
MLIC - 91

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
Recurring Fair Value Measurements
The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

	December 31, 2022
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$43,147	$7,943	$51,090
Foreign corporate	—	17,203	6,790	23,993
U.S. government and agency	9,126	13,232	—	22,358
RMBS	4	17,804	1,525	19,333
ABS & CLO	—	10,329	1,507	11,836
Municipals	—	7,464	—	7,464
CMBS	—	5,702	341	6,043
Foreign government	—	3,444	15	3,459
Total fixed maturity securities AFS	9,130	118,325	18,121	145,576
Short-term investments	2,677	35	47	2,759
Residential mortgage loans — FVO	—	—	—	—
Other investments	246	212	1,022	1,480
Derivative assets: (1)
Interest rate	—	4,390	—	4,390
Foreign currency exchange rate	—	3,263	—	3,263
Credit	—	47	82	129
Equity market	2	605	7	614
Total derivative assets	2	8,305	89	8,396
Embedded derivatives within asset host contracts (4)	—	—	149	149
Separate account assets (2)	16,206	72,022	1,013	89,241
Total assets (3)	$28,261	$198,899	$20,441	$247,601
Liabilities
Derivative liabilities: (1)
Interest rate	$1	$1,421	$405	$1,827
Foreign currency exchange rate	—	1,394	—	1,394
Credit	—	11	15	26
Equity market	—	282	—	282
Total derivative liabilities	1	3,108	420	3,529
Embedded derivatives within liability host contracts (4)	—	—	140	140
Separate account liabilities (2)	8	15	18	41
Total liabilities	$9	$3,123	$578	$3,710
MLIC - 92

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

	December 31, 2021
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$51,290	$7,112	$58,402
Foreign corporate	—	21,862	7,823	29,685
U.S. government and agency	15,041	16,181	—	31,222
RMBS	7	20,333	2,805	23,145
ABS & CLO	—	11,455	1,424	12,879
Municipals	—	8,728	—	8,728
CMBS	—	6,507	371	6,878
Foreign government	—	4,934	12	4,946
Total fixed maturity securities AFS	15,048	141,290	19,547	175,885
Short-term investments	4,187	677	2	4,866
Residential mortgage loans — FVO	—	—	127	127
Other investments	328	192	894	1,414
Derivative assets: (1)
Interest rate	—	5,982	95	6,077
Foreign currency exchange rate	—	1,676	—	1,676
Credit	—	106	17	123
Equity market	5	730	7	742
Total derivative assets	5	8,494	119	8,618
Embedded derivatives within asset host contracts (4)	—	—	—	—
Separate account assets (2)	28,231	93,656	1,964	123,851
Total assets (3)	$47,799	$244,309	$22,653	$314,761
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$70	$21	$91
Foreign currency exchange rate	—	1,076	—	1,076
Credit	—	8	12	20
Equity market	—	222	—	222
Total derivative liabilities	—	1,376	33	1,409
Embedded derivatives within liability host contracts (4)	—	—	1,499	1,499
Separate account liabilities (2)	7	12	6	25
Total liabilities	$7	$1,388	$1,538	$2,933
__________________
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.
(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets. Separate account liabilities presented in the tables above represent derivative liabilities.
MLIC - 93

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
(3)Total assets included in the fair value hierarchy exclude other limited partnership interests that are measured at estimated fair value using the net asset value (“NAV”) per share (or its equivalent) practical expedient. At December 31, 2022 and 2021, the estimated fair value of such investments was $61 million and $95 million, respectively.
(4)Embedded derivatives within asset host contracts are presented within other invested assets on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.
The following describes the valuation methodologies used to measure assets and liabilities at fair value.
Investments
Securities, Short-term Investments and Other Investments
When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management’s judgment.
When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management’s judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such investments.
The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.
The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.
MLIC - 94

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

Instrument		Level 2 Observable Inputs	Level 3 Unobservable Inputs
Fixed maturity securities AFS
U.S. corporate and Foreign corporate securities
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	illiquidity premium
	•	benchmark yields; spreads off benchmark yields; new issuances; issuer ratings	•	delta spread adjustments to reflect specific credit-related issues
	•	trades of identical or comparable securities; duration	•	credit spreads
	•	privately-placed securities are valued using the additional key inputs:	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
• market yield curve; call provisions
		• observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer	•	independent non-binding broker quotations
• delta spread adjustments to reflect specific credit-related issues
U.S. government and agency securities, Municipals and Foreign government securities
	Valuation Approaches: Principally the market approach.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	independent non-binding broker quotations
	•	benchmark U.S. Treasury yield or other yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	the spread off the U.S. Treasury yield curve for the identical security
	•	issuer ratings and issuer spreads; broker-dealer quotations	•	credit spreads
	•	comparable securities that are actively traded
Structured Products
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market and income approaches.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	credit spreads
	•	spreads for actively traded securities; spreads off benchmark yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	expected prepayment speeds and volumes
	•	current and forecasted loss severity; ratings; geographic region	•	independent non-binding broker quotations
	•	weighted average coupon and weighted average maturity	•	credit ratings
	•	average delinquency rates; DSCR
	•	credit ratings
	•	issuance-specific information, including, but not limited to:
• collateral type; structure of the security; vintage of the loans
• payment terms of the underlying assets
• payment priority within the tranche; deal performance
MLIC - 95

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

Instrument	Level 2 Observable Inputs		Level 3 Unobservable Inputs
Short-term investments and Other investments
	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above; while certain other investments are similar to equity securities. The valuation approaches and observable inputs used in their valuation are also similar to those described above. Other investments contain equity securities valued using quoted prices in markets that are not considered active.	•
Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above, while certain other investments are similar to equity securities. The valuation approaches and unobservable inputs used in their valuation are also similar to those described above. Other investments contain equity securities that use key unobservable inputs such as credit ratings; issuance structures, in addition to those described above for fixed maturities AFS. Other investments also include certain real estate joint ventures and use the valuation approach and key inputs as described for other limited partnership interests below.

Residential mortgage loans — FVO
	•	N/A	Valuation Approaches: Principally the market approach.

Valuation Techniques and Key Inputs: These investments are based primarily on matrix pricing or other similar techniques that utilize inputs from mortgage servicers that are unobservable or cannot be derived principally from, or corroborated by, observable market data.

Separate account assets and Separate account liabilities (1)
Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
	Key Input:		• N/A
	•	quoted prices or reported NAV provided by the fund managers
Other limited partnership interests
	•	N/A	Valued giving consideration to the underlying holdings of the partnerships and adjusting, if appropriate.
Key Inputs:
• liquidity; bid/ask spreads; performance record of the fund manager
• other relevant variables that may impact the exit value of the particular partnership interest
__________________
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under “— Securities, Short-term Investments and Other Investments” and “— Derivatives — Freestanding Derivatives.”
Derivatives
The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.
The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such derivatives.
Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.
MLIC - 96

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is, in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.
Freestanding Derivatives
Level 2 Valuation Approaches and Key Inputs:
This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.
Level 3 Valuation Approaches and Key Inputs:
These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

Instrument		Interest Rate		Foreign Currency Exchange Rate		Credit		Equity Market
Inputs common to Level 2 and Level 3 by instrument type	•	swap yield curves	•	swap yield curves	•	swap yield curves	•	swap yield curves
	•	basis curves	•	basis curves	•	credit curves	•	spot equity index levels
	•	interest rate volatility (1)	•	currency spot rates	•	recovery rates	•	dividend yield curves
			•	cross currency basis curves			•	equity volatility (1)

Level 3	•	swap yield curves (2)	•	swap yield curves (2)	•	swap yield curves (2)	•	dividend yield curves (2)
	•	basis curves (2)	•	basis curves (2)	•	credit curves (2)	•	equity volatility (1), (2)
	•	repurchase rates	•	cross currency basis curves (2)	•	credit spreads	•	correlation between model inputs (1)
	•	interest rate volatility (1), (2)	•	currency correlation	•	repurchase rates
					•	independent non-binding broker quotations
__________________
(1)Option-based only.
(2)Extrapolation beyond the observable limits of the curve(s).
MLIC - 97

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
Embedded Derivatives
Embedded derivatives principally include certain direct and assumed variable annuity guarantees, equity-indexed annuity contracts, and investment risk within funds withheld related to certain reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.
The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.
The Company calculates the fair value of these embedded derivatives, which is estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, projecting future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.
Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.
The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.’s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.
Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.
The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance and experience refund related to certain assumed reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the reinsurance liability. The estimated fair value of the underlying assets is determined as described in “— Investments — Securities, Short-term Investments and Other Investments.” The estimated fair value of these embedded derivatives is included, along with their underlying hosts, in other liabilities and other invested assets on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.
The Company issues certain annuity contracts which allow the policyholder to participate in returns from equity indices. These equity indexed features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.
MLIC - 98

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
The estimated fair value of the embedded equity indexed derivatives, based on the present value of future equity returns to the policyholder using actuarial and present value assumptions including expectations concerning policyholder behavior, is calculated by the Company’s actuarial department. The calculation is based on in-force business and uses standard capital market techniques, such as Black-Scholes, to calculate the value of the portion of the embedded derivative for which the terms are set. The portion of the embedded derivative covering the period beyond where terms are set is calculated as the present value of amounts expected to be spent to provide equity indexed returns in those periods. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.
Embedded Derivatives Within Asset and Liability Host Contracts
Level 3 Valuation Approaches and Key Inputs:
Direct and assumed guaranteed minimum benefits
These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curves, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curves and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.
Embedded derivatives within funds withheld related to certain ceded reinsurance
These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.
Transfers between Levels
Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.
Transfers into or out of Level 3:
Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.
MLIC - 99

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

					December 31, 2022				December 31, 2021				Impact of Increase in Input on Estimated Fair Value (2)
	Valuation Techniques		Significant Unobservable Inputs		Range			Weighted Average (1)	Range			Weighted Average (1)
Fixed maturity securities AFS (3)
U.S. corporate and foreign corporate	•	Matrix pricing	•	Offered quotes (4)	—	-	126	89	1	-	165	110	Increase
	•	Market pricing	•	Quoted prices (4)	20	-	107	92	—	-	117	101	Increase
RMBS	•	Market pricing	•	Quoted prices (4)	—	-	106	93	—	-	121	99	Increase (5)
ABS & CLO	•	Market pricing	•	Quoted prices (4)	74	-	101	91	91	-	110	102	Increase (5)
Derivatives
Interest rate	•	Present value techniques	•	Swap yield (6)	372	-	392	381	151	-	200	188	Increase (7)
			•	Volatility (8)	—%	-	—%	—%	1%	-	1%	1%	Increase (7)
Credit	•	Present value techniques	•	Credit spreads (9)	84	-	138	101	96	-	133	109	Decrease (7)
	•	Consensus pricing	•	Offered quotes (10)
Embedded derivatives
Direct and assumed guaranteed minimum benefits	•	Option pricing techniques	•	Mortality rates:
				Ages 0 - 40	0.01%	-	0.08%	0.05%	0.01%	-	0.12%	0.08%	Decrease (11)
				Ages 41 - 60	0.05%	-	0.43%	0.20%	0.05%	-	0.65%	0.27%	Decrease (11)
				Ages 61 - 115	0.34%	-	100%	1.44%	0.32%	-	100%	2.08%	Decrease (11)
			•	Lapse rates:
				Durations 1 - 10	0.50%	-	37.50%	8.96%	0.25%	-	100%	6.30%	Decrease (12)
				Durations 11 - 20	0.70%	-	35.75%	6.52%	0.70%	-	100%	5.22%	Decrease (12)
				Durations 21 - 116	1.60%	-	35.75%	2.89%	1.60%	-	100%	5.22%	Decrease (12)
			•	Utilization rates	0.20%	-	22%	0.38%	0%	-	22%	0.22%	Increase (13)
			•	Withdrawal rates	0.25%	-	10%	4.02%	0.25%	-	10%	3.72%	(14)
			•	Long-term equity volatilities	16.46%	-	22.01%	18.49%	16.44%	-	22.16%	18.60%	Increase (15)
			•	Nonperformance risk spread	0.34%	-	0.74%	0.75%	0.04%	-	0.40%	0.35%	Decrease (16)
__________________
(1)The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives. The weighted average for embedded derivatives is determined based on a combination of account values and experience data.
(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value. For embedded derivatives, changes to direct and assumed guaranteed minimum benefits are based on liability positions.
(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.
(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.
(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.
(6)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.
MLIC - 100

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
(7)Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.
(8)Ranges represent the underlying interest rate volatility quoted in percentage points. Since this valuation methodology uses an equivalent of LIBOR for secured overnight financing rate volatility, presenting a range is more representative of the unobservable input used in the valuation.
(9)Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.
(10)At both December 31, 2022 and 2021, independent non-binding broker quotations were used in the determination of 1% or less of the total net derivative estimated fair value.
(11)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.
(12)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.
(13)The utilization rate assumption estimates the percentage of contractholders with GMIBs or a lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract’s withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.
(14)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.
(15)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.
(16)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.
All other classes of securities classified within Level 3, including those within other investments, separate account assets, and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. Generally, all other classes of assets and liabilities classified within Level 3 that are not included above use the same valuation techniques and significant unobservable inputs as previously described for Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in “— Nonrecurring Fair Value Measurements.”
MLIC - 101

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
The following tables summarize the change of all assets (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities AFS
	Corporate (6)	Structured Products	Foreign Government	Short-term Investments
	(In millions)
Balance, January 1, 2021	$14,873	$4,465	$5	$1
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(40)	45	—	—
Total realized/unrealized gains (losses) included in AOCI	(745)	8	(1)	—
Purchases (3)	2,369	1,247	—	2
Sales (3)	(1,211)	(1,239)	(2)	—
Issuances (3)	—	—	—	—
Settlements (3)	—	—	—	—
Transfers into Level 3 (4)	162	332	10	—
Transfers out of Level 3 (4)	(473)	(258)	—	(1)
Balance, December 31, 2021	14,935	4,600	12	2
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(25)	38	(37)	—
Total realized/unrealized gains (losses) included in AOCI	(3,334)	(356)	6	—
Purchases (3)	3,168	750	—	47
Sales (3)	(1,231)	(795)	(2)	(2)
Issuances (3)	—	—	—	—
Settlements (3)	—	—	—	—
Transfers into Level 3 (4)	1,614	204	45	—
Transfers out of Level 3 (4)	(394)	(1,068)	(9)	—
Balance, December 31, 2022	$14,733	$3,373	$15	$47
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2020: (5)	$(53)	$52	$—	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021: (5)	$(7)	$41	$—	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$(21)	$32	$(37)	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2020: (5)	$963	$22	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2021: (5)	$(731)	$10	$(1)	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$(3,326)	$(341)	$7	$—
Gains (Losses) Data for the year ended December 31, 2020
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$(91)	$46	$—	$—
Total realized/unrealized gains (losses) included in AOCI	$979	$22	$—	$—
MLIC - 102

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Residential Mortgage Loans - FVO	Other Investments	Net Derivatives (7)	Net Embedded Derivatives (8)	Separate Accounts (9)
	(In millions)
Balance, January 1, 2021	$165	$565	$452	$(2,061)	$939
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(5)	183	(69)	733	8
Total realized/unrealized gains (losses) included in AOCI	—	—	(352)	—	—
Purchases (3)	—	139	28	—	1,044
Sales (3)	(11)	(38)	—	—	(44)
Issuances (3)	—	—	(13)	—	(2)
Settlements (3)	(22)	—	38	(171)	6
Transfers into Level 3 (4)	—	74	1	—	10
Transfers out of Level 3 (4)	—	(29)	1	—	(3)
Balance, December 31, 2021	127	894	86	(1,499)	1,958
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(8)	(16)	(140)	1,584	25
Total realized/unrealized gains (losses) included in AOCI	—	—	(547)	—	—
Purchases (3)	—	262	82	—	196
Sales (3)	(108)	(19)	—	—	(1,164)
Issuances (3)	—	—	(3)	—	(2)
Settlements (3)	(11)	—	191	(76)	4
Transfers into Level 3 (4)	—	3	—	—	1
Transfers out of Level 3 (4)	—	(102)	—	—	(23)
Balance, December 31, 2022	$—	$1,022	$(331)	$9	$995
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2020: (5)	$3	$67	$(76)	$(565)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021: (5)	$(10)	$170	$(7)	$735	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$—	$(22)	$(17)	$1,586	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2020: (5)	$—	$—	$579	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2021: (5)	$—	$—	$(128)	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$—	$—	$(454)	$—	$—
Gains (Losses) Data for the year ended December 31, 2020
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$9	$73	$176	$(557)	$—
Total realized/unrealized gains (losses) included in AOCI	$—	$—	$772	$—	$—
__________________
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments and changes in ACL charged to net income (loss) on certain securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans — FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).
MLIC - 103

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.
(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.
(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.
(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).
(6)Comprised of U.S. and foreign corporate securities.
(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.
(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.
(9)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss). Separate account assets and liabilities are presented net for the purposes of the rollforward.
Fair Value Option
The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis. The following table presents information for residential mortgage loans which are accounted for under the FVO and were initially measured at fair value.

	December 31,
	2022	2021
	(In millions)
Unpaid principal balance	$—	$130
Difference between estimated fair value and unpaid principal balance	—	(3)
Carrying value at estimated fair value	$—	$127
Loans in nonaccrual status	$—	$32
Loans more than 90 days past due	$—	$14
Loans in nonaccrual status or more than 90 days past due, or both — difference between aggregate estimated fair value and unpaid principal balance	$—	$(7)
Nonrecurring Fair Value Measurements
The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment), using significant unobservable inputs (Level 3).

	December 31,
	2022	2021
	(in millions)
Carrying value after measurement
Mortgage loans (1)	$222	$266
MLIC - 104

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

	Years Ended December 31,
	2022	2021	2020
	(in millions)
Realized gains (losses) net:
Mortgage loans (1)	$(13)	$(91)	$(110)
__________________
(1)Estimated fair values for impaired mortgage loans are based on estimated fair value of the underlying collateral.
Fair Value of Financial Instruments Carried at Other Than Fair Value
The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three-level hierarchy table disclosed in the “— Recurring Fair Value Measurements” section. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.
The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2022
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans (1)	$62,570	$—	$—	$58,858	$58,858
Policy loans	$5,729	$—	$—	$6,143	$6,143
Other invested assets	$1,978	$—	$1,979	$—	$1,979
Premiums, reinsurance and other receivables	$12,036	$—	$454	$11,826	$12,280
Liabilities
Policyholder account balances	$81,618	$—	$—	$78,938	$78,938
Long-term debt	$1,676	$—	$1,758	$—	$1,758
Other liabilities	$12,546	$—	$671	$11,842	$12,513
Separate account liabilities	$38,391	$—	$38,391	$—	$38,391
MLIC - 105

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

	December 31, 2021
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans (1)	$60,092	$—	$—	$63,094	$63,094
Policy loans	$5,816	$—	$—	$6,710	$6,710
Other invested assets	$2,230	$—	$1,932	$356	$2,288
Premiums, reinsurance and other receivables	$12,101	$—	$156	$12,375	$12,531
Liabilities
Policyholder account balances	$76,387	$—	$—	$79,182	$79,182
Long-term debt	$1,659	$—	$2,000	$—	$2,000
Other liabilities	$12,357	$—	$159	$12,412	$12,571
Separate account liabilities	$54,254	$—	$54,254	$—	$54,254
_________________
(1)Includes mortgage loans measured at estimated fair value on a nonrecurring basis and excludes mortgage loans measured at estimated fair value on a recurring basis.
MLIC - 106

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Leases
The Company, as lessee, has entered into various lease and sublease agreements primarily for office space. The Company has operating leases with remaining lease terms of less than one year to eight years. The remaining lease terms for the subleases are less than one year to eight years.
ROU Assets and Lease Liabilities
ROU assets and lease liabilities for operating leases were:

	December 31, 2022	December 31, 2021
	(In millions)
ROU assets	$498	$601
Lease liabilities	$589	$701
Lease Costs
The components of operating lease costs were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Operating lease cost	$116	$120	$117
Sublease income	(73)	(91)	(89)
Other Information
Supplemental other information related to operating leases was as follows:

	December 31, 2022	December 31, 2021
	(Dollars in millions)
Cash paid for amounts included in the measurement of lease liability - operating cash flows	$124	$122
ROU assets obtained in exchange for new lease liabilities	$4	$4
Weighted-average remaining lease term	6 years	7 years
Weighted-average discount rate	4.0%	4.0%
Maturities of Lease Liabilities
Maturities of operating lease liabilities were as follows:

December 31, 2022
(In millions)
2023	$117
2024	106
2025	107
2026	102
2027	91
Thereafter	162
Total undiscounted cash flows	685
Less: interest	96
Present value of lease liability	$589
MLIC - 107

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Leases (continued)
See Note 7 for information about the Company’s investments in leased real estate and leveraged and direct financing leases.
11. Long-term and Short-term Debt
Long-term and short-term debt outstanding was as follows:

								December 31,
	Interest Rates (1)							2022			2021
	Range			Weighted Average	Maturity			Face Value	Unamortized Discount and Issuance Costs	Carrying Value	Face Value	Unamortized Discount and Issuance Costs	Carrying Value
								(In millions)
Surplus notes - affiliated	7.38%	-	7.38%	7.38%	2037			$700	$(7)	$693	$700	$(8)	$692
Surplus notes	7.80%	-	7.88%	7.83%	2024	-	2025	400	(1)	399	400	(1)	399
Other notes	0.45%	-	7.50%	4.55%	2023	-	2027	586	(2)	584	571	(3)	568
Total long-term debt								1,686	(10)	1,676	1,671	(12)	1,659
Total short-term debt								99	—	99	100	—	100
Total								$1,785	$(10)	$1,775	$1,771	$(12)	$1,759
__________________
(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2022.
The aggregate maturities of long-term debt at December 31, 2022 for the next five years and thereafter are $90 million in 2023, $245 million in 2024, $250 million in 2025, $348 million in 2026, $50 million in 2027 and $693 million thereafter.
Unsecured senior debt which consists of senior notes and other notes rank highest in priority. Payments of interest and principal on Metropolitan Life Insurance Company’s surplus notes are subordinate to all other obligations and may be made only with the prior approval of the New York State Department of Financial Services (“NYDFS”).
Other Notes
In December 2022 and 2021, Missouri Reinsurance, Inc., a wholly-owned subsidiary of the Company, issued to MetLife, Inc. a $60 million 5.23% promissory note and a $35 million 2.12% promissory note, respectively. Both notes are payable semi-annually and mature in December 2024.
At December 31, 2022, MetLife Private Equity Holdings, LLC (“MPEH”), a wholly-owned indirect investment subsidiary of Metropolitan Life Insurance Company, was party to a credit agreement providing for $350 million of term loans and $75 million of a revolving loan (the “Credit Agreement”), which matures in September 2026. In March 2020, MPEH borrowed $75 million on a revolving loan under the Credit Agreement and repaid this loan in July 2020. Simultaneously, in July 2020, MPEH borrowed $50 million on the term loan under the Credit Agreement. MPEH has pledged invested assets to secure the loans; however, these loans are non-recourse to Metropolitan Life Insurance Company.
Short-term Debt
Short-term debt with maturities of one year or less was as follows:

	December 31,
	2022	2021
	(Dollars in millions)
Commercial paper	$99	$100
Average daily balance	$100	$105
Average days outstanding	131 days	104 days
For the years ended December 31, 2022, 2021 and 2020, the weighted average interest rate on short-term debt was 1.60%, 0.23% and 1.51%, respectively.
MLIC - 108

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Long-term and Short-term Debt (continued)
Interest Expense
Interest expense included in other expenses was $104 million, $96 million and $99 million for the years ended December 31, 2022, 2021 and 2020, respectively. These amounts include $53 million, $52 million and $52 million of interest expense related to affiliated debt for the years ended December 31, 2022, 2021 and 2020, respectively.
Credit Facility
At December 31, 2022, MetLife, Inc. and MetLife Funding, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company (“MetLife Funding”), maintained a $3.0 billion unsecured revolving credit facility (the “Credit Facility”). When drawn upon, this facility bears interest at varying rates in accordance with the agreement.
The Credit Facility is used for general corporate purposes, to support the borrowers’ commercial paper programs and for the issuance of letters of credit. Total fees associated with the Credit Facility were $4 million, $7 million and $7 million for the years ended December 31, 2022, 2021 and 2020, respectively, and were included in other expenses.
Information on the Credit Facility at December 31, 2022 was as follows:

Borrower(s)	Expiration	Maximum Capacity	Letters of Credit Used by the Company (1)	Letters of Credit Used by Affiliates (1)	Drawdowns	Unused Commitments
		(In millions)
MetLife, Inc. and MetLife Funding, Inc.	February 2026 (2)	$3,000	$7	$256	$—	$2,737
__________________
(1)MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2022 and is not responsible for any reimbursement obligations under such letters of credit.
(2)All borrowings under the Credit Facility must be repaid by February 26, 2026, except that letters of credit outstanding upon termination may remain outstanding until February 26, 2027.
Debt and Facility Covenants
Certain of the Company’s debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable financial covenants at December 31, 2022.
12. Equity
Statutory Equity and Income
Metropolitan Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the NYDFS. The National Association of Insurance Commissioners (“NAIC”) has adopted the Codification of Statutory Accounting Principles (“Statutory Codification”). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the NYDFS may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.
New York, the state of domicile of Metropolitan Life Insurance Company, imposes risk-based capital (“RBC”) requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company’s total adjusted capital, calculated in the manner prescribed by the NAIC (“TAC”), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC (“ACL RBC”), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“CAL RBC”). The CAL RBC ratios for Metropolitan Life Insurance Company were in excess of 340% and in excess of 360% at December 31, 2022 and 2021, respectively.
MLIC - 109

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Equity (continued)
Metropolitan Life Insurance Company’s ancillary foreign insurance operations are regulated by applicable authorities of the jurisdictions in which each entity operates and are subject to minimum capital and solvency requirements in those jurisdictions before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company’s foreign insurance operations was $423 million and the aggregate actual regulatory capital and surplus of such operations was $758 million as of the date of the most recently required capital adequacy calculation for each jurisdiction. The Company’s foreign insurance operations exceeded the minimum capital and solvency requirements as of the date of the most recent fiscal year-end capital adequacy calculation for each jurisdiction.
Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.
In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Metropolitan Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.
New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners’ Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Considerations Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company by $1.3 billion and $1.2 billion at December 31, 2022 and 2021, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.
Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $2.7 billion, $3.5 billion and $3.4 billion at December 31, 2022, 2021 and 2020, respectively. Statutory capital and surplus, including the aforementioned prescribed practice was $10.9 billion and $11.8 billion at December 31, 2022 and 2021, respectively. All such amounts are derived from the statutory–basis financial statements as filed with the NYDFS.
Dividend Restrictions
Under the New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the “Superintendent”) and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under the New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.
Metropolitan Life Insurance Company paid $3.5 billion and $3.4 billion in dividends to MetLife, Inc. for the years ended December 31, 2022 and 2021, respectively, including amounts where regulatory approval was obtained as required. Under
MLIC - 110

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Equity (continued)
New York State Insurance Law, Metropolitan Life Insurance Company has calculated that it may pay approximately $2.4 billion to MetLife, Inc. without prior regulatory approval by the end of 2023.
Accumulated Other Comprehensive Income (Loss)
Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets	Unrealized Gains (Losses) on Derivatives	Foreign Currency Translation Adjustments	Defined Benefit Plans Adjustment	Total
	(In millions)
Balance at December 31, 2019	$8,876	$1,620	$(97)	$(374)	$10,025
OCI before reclassifications	1,852	1,144	54	(145)	2,905
Deferred income tax benefit (expense)	(391)	(240)	(10)	30	(611)
AOCI before reclassifications, net of income tax	10,337	2,524	(53)	(489)	12,319
Amounts reclassified from AOCI	59	(928)	—	37	(832)
Deferred income tax benefit (expense)	(12)	195	—	(8)	175
Amounts reclassified from AOCI, net of income tax	47	(733)	—	29	(657)
Balance at December 31, 2020	10,384	1,791	(53)	(460)	11,662
OCI before reclassifications	(2,564)	30	9	44	(2,481)
Deferred income tax benefit (expense)	586	(8)	(1)	(9)	568
AOCI before reclassifications, net of income tax	8,406	1,813	(45)	(425)	9,749
Amounts reclassified from AOCI	102	81	—	38	221
Deferred income tax benefit (expense)	(23)	(22)	—	(8)	(53)
Amounts reclassified from AOCI, net of income tax	79	59	—	30	168
Balance at December 31, 2021	8,485	1,872	(45)	(395)	9,917
OCI before reclassifications	(24,428)	(701)	(177)	278	(25,028)
Deferred income tax benefit (expense)	5,134	147	35	(58)	5,258
AOCI before reclassifications, net of income tax	(10,809)	1,318	(187)	(175)	(9,853)
Amounts reclassified from AOCI	862	302	—	47	1,211
Deferred income tax benefit (expense)	(181)	(63)	—	(10)	(254)
Amounts reclassified from AOCI, net of income tax	681	239	—	37	957
Balance at December 31, 2022	$(10,128)	$1,557	$(187)	$(138)	$(8,896)
For information on offsets to investments related to policyholder liabilities, DAC, VOBA and DSI, see “— Net Unrealized Investment Gains (Losses).”
MLIC - 111

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Equity (continued)
Information regarding amounts reclassified out of each component of AOCI was as follows:

	Years Ended December 31,
	2022	2021	2020
AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)	$(810)	$(67)	$(30)	Net investment gains (losses)
Net unrealized investment gains (losses)	6	(13)	(18)	Net investment income
Net unrealized investment gains (losses)	(58)	(22)	(11)	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(862)	(102)	(59)
Income tax (expense) benefit	181	23	12
Net unrealized investment gains (losses), net of income tax	(681)	(79)	(47)
Unrealized gains (losses) on derivatives - cash flow hedges:
Interest rate derivatives	59	57	36	Net investment income
Interest rate derivatives	51	87	121	Net investment gains (losses)
Foreign currency exchange rate derivatives	5	4	3	Net investment income
Foreign currency exchange rate derivatives	(417)	(229)	768	Net investment gains (losses)
Gains (losses) on cash flow hedges, before income tax	(302)	(81)	928
Income tax (expense) benefit	63	22	(195)
Gains (losses) on cash flow hedges, net of income tax	(239)	(59)	733
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)	(49)	(43)	(39)
Amortization of prior service (costs) credit	2	5	2
Amortization of defined benefit plan items, before income tax	(47)	(38)	(37)
Income tax (expense) benefit	10	8	8
Amortization of defined benefit plan items, net of income tax	(37)	(30)	(29)
Total reclassifications, net of income tax	$(957)	$(168)	$657
__________________
(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 14.
MLIC - 112

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Equity (continued)
Net Unrealized Investment Gains (Losses)
Unrealized investment gains (losses) on fixed maturity securities AFS, derivatives and other investments and the effect on policyholder liabilities, DAC, VOBA and DSI that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.
The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Fixed maturity securities AFS	$(14,741)	$17,586	$24,954
Derivatives	1,971	2,370	2,259
Other	455	377	235
Subtotal	(12,315)	20,333	27,448
Amounts allocated from:
Policyholder liabilities	52	(5,962)	(10,572)
DAC, VOBA and DSI	1,312	(1,357)	(1,511)
Subtotal	1,364	(7,319)	(12,083)
Deferred income tax benefit (expense)	2,380	(2,657)	(3,190)
Net unrealized investment gains (losses)	$(8,571)	$10,357	$12,175
MLIC - 113

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
13. Other Revenues and Other Expenses
Other Revenues
Information on other revenues, which primarily includes fees related to service contracts from customers, was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Prepaid legal plans	$421	$395	$371
Recordkeeping and administrative services (1)	166	211	194
Administrative services-only contracts	226	219	218
Other revenue from service contracts from customers	34	35	36
Total revenues from service contracts from customers	847	860	819
Other (2)	851	756	842
Total other revenues	$1,698	$1,616	$1,661
__________________
(1)Related to products and businesses no longer actively marketed by the Company.
(2)Primarily includes reinsurance ceded. See Note 5.
Other Expenses
Information on other expenses was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
General and administrative expenses (1)	$2,743	$2,331	$2,285
Pension, postretirement and postemployment benefit costs	116	112	33
Premium taxes, other taxes, and licenses & fees	342	332	399
Commissions and other variable expenses	2,290	2,551	1,842
Capitalization of DAC	(184)	(64)	(51)
Amortization of DAC and VOBA	144	259	406
Interest expense on debt	104	96	99
Total other expenses	$5,555	$5,617	$5,013
__________________
(1)Includes $52 million, ($113) million and ($104) million for the years ended December 31, 2022, 2021 and 2020, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.
Capitalization of DAC and Amortization of DAC and VOBA
See Note 4 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 6 for a description of the DAC amortization impact associated with the closed block.
Expenses related to Debt
See Note 11 for additional information on interest expense on debt, including affiliated interest expense.
Affiliated Expenses
See Notes 5 and 17 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.
MLIC - 114

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Employee Benefit Plans
Pension Benefit Plans
The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plan. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year U.S. Treasury securities, for each account balance. In September 2018, the nonqualified defined benefit pension plan was amended, effective January 1, 2023, to provide benefit accruals for all active participants under the cash balance formula and to cease future accruals under the traditional formula. The pension plan sponsored by the Company provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.
Obligations and Funded Status

	December 31,
	2022	2021
	Pension Benefits
	(In millions)
Change in benefit obligations:
Benefit obligations at January 1,	$1,274	$1,343
Service costs	15	17
Interest costs	37	37
Net actuarial (gains) losses (1)	(280)	(42)
Settlements and curtailments	—	(1)
Benefits paid	(84)	(80)
Benefit obligations at December 31,	962	1,274
Change in plan assets:
Estimated fair value of plan assets at January 1,	—	—
Employer contributions	84	80
Benefits paid	(84)	(80)
Estimated fair value of plan assets at December 31,	—	—
Over (under) funded status at December 31,	$(962)	$(1,274)
Amounts recognized on the consolidated balance sheets:
Other liabilities	$(962)	$(1,274)
AOCI:
Net actuarial (gains) losses	$189	$510
Prior service costs (credit)	(7)	(9)
AOCI, before income tax	$182	$501
Accumulated benefit obligation	$940	$1,220
__________________
(1)For the year ended December 31, 2022, significant sources of actuarial (gains) losses for pension benefits include the impact of changes to the financial assumptions of ($291) million and plan experience of $11 million. For the year ended December 31, 2021, significant sources of actuarial (gains) losses for pension benefits include the impact of changes to the financial assumptions of ($47) million and plan experience of $5 million.
MLIC - 115

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Employee Benefit Plans (continued)
Information for pension plans with PBOs and/or accumulated benefit obligations (“ABO”) in excess of plan assets was as follows at:

	December 31,
	2022	2021	2022	2021
	PBO Exceeds Estimated Fair Value of Plan Assets		ABO Exceeds Estimated Fair Value of Plan Assets
	(In millions)
Projected benefit obligations	$961	$1,274	$961	$1,274
Accumulated benefit obligations	$940	$1,220	$940	$1,220
Net Periodic Benefit Costs
The components of net periodic benefit costs and benefit obligations recognized in OCI were as follows for pension benefits:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Net periodic benefit costs:
Service costs	$15	$17	$17
Interest costs	37	37	40
Settlement and curtailment (gains) losses	—	(3)	—
Amortization of net actuarial (gains) losses	41	43	39
Amortization of prior service costs (credit)	(2)	(2)	(2)
Total net periodic benefit costs (credit)	91	92	94
Other changes in plan assets and benefit obligations recognized in OCI:
Net actuarial (gains) losses	(280)	(42)	143
Prior service costs (credit)	—	—	—
Settlement and curtailment (gains) losses	—	1	—
Amortization of net actuarial (gains) losses	(41)	(43)	(39)
Amortization of prior service costs (credit)	2	2	2
Total recognized in OCI	(319)	(82)	106
Total recognized in net periodic benefit costs and OCI	$(228)	$10	$200
Assumptions
Assumptions used in determining the benefit obligation for the plan were as follows:

	Pension Benefits
December 31, 2022
Weighted average discount rate	5.60%
Weighted average interest crediting rate	4.00%
Rate of compensation increase	2.50%	-	8.00%
December 31, 2021
Weighted average discount rate	2.95%
Weighted average interest crediting rate	3.18%
Rate of compensation increase	2.50%	-	8.00%
MLIC - 116

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Employee Benefit Plans (continued)
Assumptions used in determining the net periodic benefit cost for the plan were as follows:

	Pension Benefits
Year Ended December 31, 2022
Weighted average discount rate	2.95%
Weighted average interest crediting rate	3.46%
Rate of compensation increase	2.50%	-	8.00%
Year Ended December 31, 2021
Weighted average discount rate	3.01%
Weighted average interest crediting rate	3.24%
Rate of compensation increase	2.50%	-	8.00%
Year Ended December 31, 2020
Weighted average discount rate	3.30%
Weighted average interest crediting rate	3.38%
Rate of compensation increase	2.25%	-	8.50%
The weighted average discount rate for the plan is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the measurement date, which would provide the necessary future cash flows to pay the aggregate PBO when due.
The weighted average interest crediting rate is determined annually based on the plan selected rate, long-term financial forecasts of that rate and the demographics of the plan participants.
Expected Future Contributions and Benefit Payments
Benefit payments due under the nonqualified pension plan are primarily funded from the Company’s general assets as they become due under the provisions of the plan. The Company expects to make benefit payments of $90 million in 2023.
Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

Pension Benefits
(In millions)
2023	$85
2024	$79
2025	$75
2026	$81
2027	$77
2028-2032	$411

MLIC - 117

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Income Tax
The provision for income tax was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Current:
U.S. federal	$309	$(89)	$527
U.S. state and local	11	5	3
Non-U.S.	14	43	(2)
Subtotal	334	(41)	528
Deferred:
U.S. federal	305	577	(18)
Non-U.S.	—	(6)	24
Subtotal	305	571	6
Provision for income tax expense (benefit)	$639	$530	$534
The Company’s income (loss) before income tax expense (benefit) was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Income (loss):
U.S.	$3,876	$4,143	$3,984
Non-U.S.	34	105	94
Total	$3,910	$4,248	$4,078
The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Tax provision at U.S. statutory rate	$821	$892	$856
Tax effect of:
Dividend received deduction	(19)	(39)	(32)
Tax-exempt income	7	(27)	(26)
Prior year tax	22	(13)	22
Low income housing tax credits	(143)	(178)	(202)
Other tax credits	(36)	(38)	(37)
Foreign tax rate differential	(10)	(7)	(13)
Change in valuation allowance	—	—	(1)
Other, net (1)	(3)	(60)	(33)
Provision for income tax expense (benefit)	$639	$530	$534
__________________
MLIC - 118

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Income Tax (continued)
(1)For the year ended December 31, 2021, other primarily includes a tax benefit of $53 million related to a non-cash transfer of assets from a wholly-owned United Kingdom (“U.K.”) subsidiary to Metropolitan Life Insurance Company.
Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2022	2021
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$834	$1,622
Net operating loss carryforwards (1)	72	75
Employee benefits	457	535
Tax credit carryforwards (2)	508	741
Litigation-related and government mandated	74	84
Net unrealized investment losses	2,424	—
Other	76	118
Total gross deferred income tax assets	4,445	3,175
Less: Valuation allowance	71	74
Total net deferred income tax assets	4,374	3,101
Deferred income tax liabilities:
Investments, including derivatives	1,441	2,147
Intangibles	23	28
DAC	249	317
Net unrealized investment gains	—	2,645
Total deferred income tax liabilities	1,713	5,137
Net deferred income tax asset (liability)	$2,661	$(2,036)
__________________
(1)The Company has recorded a deferred tax asset of $72 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2022. U.S. state net operating loss carryforwards will expire between 2023 and 2042.
(2)Tax credit carryforwards for the year ended December 31, 2022 primarily reflect general business credits expiring between 2039 and 2042 and are increased by $47 million related to unrecognized tax benefits.
The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to (from) MetLife, Inc. included ($52) million and ($120) million at December 31, 2022 and 2021, respectively.
The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”) and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2017.
In 2021, the Company filed amended Federal income tax returns with the IRS for MetLife, Inc. and subsidiaries for tax years 2014 through 2016. In 2022, the IRS reviewed and acknowledged acceptance of the 2014 through 2016 amended Federal income tax returns and closed the years to further audit.
MLIC - 119

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Income Tax (continued)
The Company filed refund claims in 2017 with the IRS for 2000 through 2002 to recover tax and interest predominantly related to the disallowance of certain foreign tax credits for which the Company received a statutory notice of deficiency in 2015 and paid the tax thereon. The disallowed foreign tax credits relate to certain non-U.S. investments held by MLIC in support of its life insurance business through a U.K. investment subsidiary that was structured as a joint venture until early 2009. In 2020, the Company received refunds from these claims filed in 2017, and as a result, the Company recorded a $28 million interest benefit ($22 million, net of tax) included in other expenses.
The Company’s overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company’s effective tax rate for a particular future period.
A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Balance at January 1,	$23	$35	$33
Additions for tax positions of prior years	24	—	1
Reductions for tax positions of prior years (1)	(12)	(14)	—
Additions for tax positions of current year	2	2	1
Balance at December 31,	$37	$23	$35
Unrecognized tax benefits that, if recognized, would impact the effective rate	$37	$23	$35
__________________
(1)The decreases in 2022 and 2021 are primarily related to non-cash benefits from tax audit settlements.
The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses.
MLIC - 120

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
16. Contingencies, Commitments and Guarantees
Contingencies
Litigation
The Company is a defendant in a large number of litigation matters. Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed below and those otherwise provided for in the Company’s consolidated financial statements, have arisen in the course of the Company’s business, including, but not limited to, in connection with its activities as an insurer, mortgage lending bank, employer, investor, investment advisor, broker-dealer, and taxpayer.
The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority, as well as from local and national regulators and government authorities in jurisdictions outside the United States where the Company conducts business. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company’s compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.
It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. In certain circumstances where liabilities have been established there may be coverage under one or more corporate insurance policies, pursuant to which there may be an insurance recovery. Insurance recoveries are recognized as gains when any contingencies relating to the insurance claim have been resolved, which is the earlier of when the gains are realized or realizable. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2022. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company’s financial position. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company’s consolidated net income or cash flows in particular quarterly or annual periods.
Matters as to Which an Estimate Can Be Made
For some matters, the Company is able to estimate a reasonably possible range of loss. For matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual. As of December 31, 2022, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $125 million.
Matters as to Which an Estimate Cannot Be Made
For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.
MLIC - 121

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
16. Contingencies, Commitments and Guarantees (continued)
Asbestos-Related Claims
Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing or selling asbestos-containing products, nor has Metropolitan Life Insurance Company issued liability or workers’ compensation insurance to companies in the business of manufacturing or selling asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company’s employees during the period from the 1920s through approximately the 1950s and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company.
Metropolitan Life Insurance Company’s defenses include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company’s conduct was not the cause of the plaintiffs’ injuries; and (iv) plaintiffs’ exposure occurred after the dangers of asbestos were known. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company’s motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.
The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

	December 31,
	2022	2021	2020
	(In millions, except number of claims)
Asbestos personal injury claims at year end	58,073	58,785	60,618
Number of new claims during the year	2,610	2,824	2,496
Settlement payments during the year (1)	$50.5	$53.0	$52.9
__________________
(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company’s attorneys’ fees and expenses.
The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.
The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.
MLIC - 122

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
16. Contingencies, Commitments and Guarantees (continued)
The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company’s judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company’s total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary, but management does not believe any such charges are likely to have a material effect on the Company’s financial position.
The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company’s recorded asbestos liability covers pending claims, claims not yet asserted, and legal defense costs and is based on estimates and includes significant assumptions underlying its analysis.
Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its recorded liability for asbestos-related claims to $320 million at December 31, 2022. The recorded liability was $372 million at December 31, 2021.
Total Asset Recovery Services, LLC. v. MetLife, Inc., et al. (Supreme Court of the State of New York, County of New York, filed December 27, 2017)
Total Asset Recovery Services (the “Relator”) brought an action under the qui tam provision of the New York False Claims Act (the “Act”) on behalf of itself and the State of New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The Relator alleges that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the Act by filing false unclaimed property reports with the State of New York from 1986 to 2017, to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualizations in the late 1990s. The Relator seeks treble damages and other relief. The Appellate Division of the New York State Supreme Court, First Department, reversed the court’s order granting MetLife, Inc. and Metropolitan Life Insurance Company’s motion to dismiss and remanded the case to the trial court where the Relator has filed an amended complaint. The Company intends to defend the action vigorously.
Matters Related to Group Annuity Benefits
In 2018, the Company announced that it identified a material weakness in its internal control over financial reporting related to the practices and procedures for estimating reserves for certain group annuity benefits. Several regulators have made inquiries into this issue and it is possible that other jurisdictions may pursue similar investigations or inquiries. The Company could be exposed to lawsuits and additional legal actions relating to this issue. These may result in payments, including damages, fines, penalties, interest and other amounts assessed or awarded by courts or regulatory authorities under applicable escheat, tax, securities, Employee Retirement Income Security Act of 1974, or other laws or regulations. The Company could incur significant costs in connection with these actions.
Commitments
Mortgage Loan Commitments
The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.7 billion and $3.1 billion at December 31, 2022 and 2021, respectively.
Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments
The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.8 billion and $4.5 billion at December 31, 2022 and 2021, respectively.
MLIC - 123

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
16. Contingencies, Commitments and Guarantees (continued)
Guarantees
In the normal course of its business, the Company has provided certain indemnities and guarantees to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $250 million, with a cumulative maximum of $354 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities or guarantees.
In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company’s interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.
The Company’s recorded liabilities were $2 million at both December 31, 2022 and 2021, for indemnities and guarantees.
17. Related Party Transactions
Service Agreements
The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.7 billion, $2.5 billion and $2.4 billion for the years ended December 31, 2022, 2021 and 2020, respectively. Total revenues received from affiliates related to these agreements were $48 million, $40 million and $40 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The Company had net payables to affiliates, related to the items discussed above, of $188 million and $143 million at December 31, 2022 and 2021, respectively.
See Notes 1, 5, 7, 11 and 12 for additional information on related party transactions.
MLIC - 124

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule I
Consolidated Summary of Investments —
Other Than Investments in Related Parties (1)
December 31, 2022
(In millions)

Types of Investments	Cost or Amortized Cost (2)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities AFS:
Bonds:
U.S. government and agency	$24,409	$22,358	$22,358
Public utilities	6,107	5,684	5,684
Municipals	7,880	7,464	7,464
Foreign government	3,711	3,459	3,459
All other corporate bonds	76,748	68,651	68,651
Total bonds	118,855	107,616	107,616
Mortgage-backed, asset-backed and collateralized loan obligations securities	40,869	37,212	37,212
Redeemable preferred stock	753	748	748
Total fixed maturity securities AFS	160,477	145,576	145,576
Mortgage loans	63,018		62,570
Policy loans	5,729		5,729
Real estate and real estate joint ventures	8,237		8,237
Real estate acquired in satisfaction of debt	179		179
Other limited partnership interests	7,887		7,887
Short-term investments	2,721		2,759
Other invested assets	19,167		19,148
Total investments	$267,415		$252,085
______________
(1)Includes investments in related parties of $4.5 billion; see Notes 5, 7 and 8 of the Notes to Consolidated Financial Statements for further information.
(2)Amortized cost for fixed maturity securities AFS, mortgage loans, policy loans and short-term investments represents original cost reduced by repayments and adjusted for amortization of premium or accretion of discount; for real estate, cost represents original cost reduced by impairments and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments and adjusted for equity in earnings and distributions.
MLIC - 125

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule III
Consolidated Supplementary Insurance Information
December 31, 2022 and 2021
(In millions)

Segment	DAC and VOBA	Future Policy Benefits, Other Policy-Related Balances and Policyholder Dividend Obligation	Policyholder Account Balances	Policyholder Dividends Payable	Unearned Premiums (1), (2)	Unearned Revenue (1)
2022
U.S.	$411	$74,451	$73,609	$—	$300	$19
MetLife Holdings	4,732	67,006	20,278	240	155	157
Corporate & Other	120	131	6,080	—	—	—
Total	$5,263	$141,588	$99,967	$240	$455	$176
2021
U.S.	$401	$72,530	$72,933	$—	$304	$21
MetLife Holdings	2,191	69,367	21,306	312	154	158
Corporate & Other	6	153	220	—	—	—
Total	$2,598	$142,050	$94,459	$312	$458	$179
_____________
(1)Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.
(2)Includes premiums received in advance.
MLIC - 126

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule III
Consolidated Supplementary Insurance Information — (continued)
Years Ended December 31, 2022, 2021 and 2020
(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC and VOBA Charged to Other Expenses	Other Expenses (1)
2022
U.S.	$29,825	$6,056	$30,495	$55	$3,408
MetLife Holdings	3,370	4,188	4,774	84	1,368
Corporate & Other	—	(122)	67	5	1,194
Total	$33,195	$10,122	$35,336	$144	$5,970
2021
U.S.	$24,566	$6,960	$25,893	$56	$3,212
MetLife Holdings	3,687	5,561	5,557	203	1,574
Corporate & Other	—	(35)	—	—	1,300
Total	$28,253	$12,486	$31,450	$259	$6,086
2020
U.S.	$18,822	$6,053	$19,424	$56	$3,042
MetLife Holdings	3,914	4,355	5,897	350	1,707
Corporate & Other	1	(158)	—	—	759
Total	$22,737	$10,250	$25,321	$406	$5,508
_____________
(1)Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.
MLIC - 127

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule IV
Consolidated Reinsurance
December 31, 2022, 2021 and 2020
(Dollars in millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2022
Life insurance in-force	$4,074,989	$149,129	$538,168	$4,464,028	12.1%
Insurance premium
Life insurance (1)	$21,258	$769	$829	$21,318	3.9%
Accident & health insurance	10,017	179	42	9,880	0.4%
Total insurance premium	$31,275	$948	$871	$31,198	2.8%
2021
Life insurance in-force	$3,991,763	$164,834	$546,176	$4,373,105	12.5%
Insurance premium
Life insurance (1)	$13,631	$792	$4,080	$16,919	24.1%
Accident & health insurance	9,377	146	41	9,272	0.4%
Total insurance premium	$23,008	$938	$4,121	$26,191	15.7%
2020
Life insurance in-force	$3,793,310	$178,420	$507,488	$4,122,378	12.3%
Insurance premium
Life insurance (1)	$12,304	$862	$870	$12,312	7.1%
Accident & health insurance	8,517	127	39	8,429	0.5%
Total insurance premium	$20,821	$989	$909	$20,741	4.4%
______________
(1)    Includes annuities with life contingencies.
For the year ended December 31, 2022, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $12.7 billion and $2 billion, respectively, and life insurance premiums of $139 million and $7 million, respectively. For the year ended December 31, 2021, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $13.7 billion and $1.9 billion, respectively, and life insurance premiums of $114 million and $3.2 billion, respectively. For the year ended December 31, 2020, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.0 billion and $1.1 billion, respectively, and life insurance premiums of $113 million and $8 million, respectively.
MLIC - 128

Metropolitan Tower Life Insurance Company and Subsidiaries
Consolidated Financial Statements
As of December 31, 2022 and 2021 and for the Years Ended December 31, 2022, 2021 and 2020
and Independent Auditor’s Report

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INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholder of
Metropolitan Tower Life Insurance Company:

Opinion

We have audited the consolidated financial statements of Metropolitan Tower Life Insurance Company and subsidiaries (a wholly-owned subsidiary of MetLife, Inc.) (the "Company") which comprise the consolidated balance sheets as of December 31, 2022 and 2021, and the related consolidated statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes to the consolidated financial statements (collectively referred to as the “consolidated financial statements”).

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the consolidated financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.
MTL-1

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ DELOITTE & TOUCHE LLP

April 7, 2023

MTL-2

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Balance Sheets
December 31, 2022 and 2021
(In millions, except share and per share data)

	2022	2021
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $27,564 and $25,753, respectively)	$23,526	$27,279
Mortgage loans (net of allowance for credit loss of $46 and $29, respectively)	9,166	6,876
Policy loans	1,604	1,647
Real estate and real estate joint ventures	633	350
Other limited partnership interests	1,117	1,039
Short-term investments, at estimated fair value	503	289
Annuities funding structured settlement claims	5,299	5,367
Other invested assets	1,111	562
Total investments	42,959	43,409
Cash and cash equivalents, principally at estimated fair value	1,644	691
Accrued investment income	310	232
Premiums, reinsurance and other receivables	6,987	7,435
Deferred policy acquisition costs and value of business acquired	568	388
Deferred income tax asset	595	—
Other assets	156	187
Separate account assets	5,763	5,050
Total assets	$58,982	$57,392
Liabilities and Stockholder’s Equity
Liabilities
Future policy benefits	$27,756	$23,639
Policyholder account balances	12,280	11,127
Other policy-related balances	5,891	5,995
Policyholder dividends payable	82	88
Payables for collateral under securities loaned and other transactions	1,927	2,352
Long-term debt	107	106
Current income tax payable	18	9
Deferred income tax liability	—	317
Other liabilities	4,057	4,475
Separate account liabilities	5,763	5,050
Total liabilities	57,881	53,158
Contingencies and Commitments (Note 12)
Stockholder’s Equity
Common stock, par value $2,000 per share; 4,000 shares authorized; 1,000 shares issued and outstanding	3	3
Additional paid-in capital	2,092	2,092
Retained earnings	1,832	1,263
Accumulated other comprehensive income (loss)	(2,826)	876
Total stockholder’s equity	1,101	4,234
Total liabilities and stockholder’s equity	$58,982	$57,392
See accompanying notes to the consolidated financial statements.
MTL-3

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Operations
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	2022	2021	2020
Revenues
Premiums	$6,627	$2,660	$6,435
Universal life and investment-type product policy fees	237	181	141
Net investment income	1,784	1,747	1,261
Other revenues	94	77	70
Net investment gains (losses)	38	61	(6)
Net derivative gains (losses)	310	98	(86)
Total revenues	9,090	4,824	7,815
Expenses
Policyholder benefits and claims	7,539	3,535	7,117
Interest credited to policyholder account balances	274	222	221
Policyholder dividends	136	147	165
Other expenses	410	152	234
Total expenses	8,359	4,056	7,737
Income (loss) before provision for income tax	731	768	78
Provision for income tax expense (benefit)	162	157	15
Net income (loss)	$569	$611	$63
See accompanying notes to the consolidated financial statements.

MTL-4

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	2022	2021	2020
Net income (loss)	$569	$611	$63
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(4,981)	(668)	628
Unrealized gains (losses) on derivatives	312	168	(134)
Foreign currency translation adjustments	(19)	—	2
Other	2	—	—
Other comprehensive income (loss), before income tax	(4,686)	(500)	496
Income tax (expense) benefit related to items of other comprehensive income (loss)	984	105	(104)
Other comprehensive income (loss), net of income tax	(3,702)	(395)	392
Comprehensive income (loss)	$(3,133)	$216	$455
See accompanying notes to the consolidated financial statements.
MTL-5

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance at December 31, 2019	$3	$1,822	$609	$879	$3,313
Cumulative effects of changes in accounting principles, net of income tax			(20)		(20)
Capital contribution		270			270
Net income (loss)			63		63
Other comprehensive income (loss), net of income tax				392	392
Balance at December 31, 2020	3	2,092	652	1,271	4,018
Net income (loss)			611		611
Other comprehensive income (loss), net of income tax				(395)	(395)
Balance at December 31, 2021	3	2,092	1,263	876	4,234
Net income (loss)			569		569
Other comprehensive income (loss), net of income tax				(3,702)	(3,702)
Balance at December 31, 2022	$3	$2,092	$1,832	$(2,826)	$1,101
See accompanying notes to the consolidated financial statements.
MTL-6

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	2022	2021	2020
Cash flows from operating activities
Net income (loss)	$569	$611	$63
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expenses	1	3	19
Amortization of premiums and accretion of discounts associated with investments, net	(29)	(21)	(31)
(Gains) losses on investments, net	(38)	(61)	6
(Gains) losses on derivatives, net	(269)	(27)	126
(Income) loss from equity method investments, net of dividends or distributions	43	(256)	(6)
Interest credited to policyholder account balances	369	332	332
Universal life and investment-type product policy fees	(360)	(368)	(376)
Change in fair value option securities	19	(53)	(55)
Change in accrued investment income	(59)	(34)	(36)
Change in premiums, reinsurance and other receivables	409	(153)	(141)
Change in deferred policy acquisition costs and value of business acquired, net	10	45	37
Change in income tax	81	146	(69)
Change in other assets	32	(10)	(8)
Change in insurance-related liabilities and policy-related balances	3,215	4,067	3,722
Change in other liabilities	(202)	135	49
Other, net	(9)	—	(16)
Net cash provided by (used in) operating activities	3,782	4,356	3,616
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities available-for-sale	10,119	11,119	6,794
Equity securities	5	28	12
Mortgage loans	527	750	453
Real estate and real estate joint ventures	284	12	—
Other limited partnership interests	108	49	33
Short-term investments	550	2,221	179
Purchases and originations of:
Fixed maturity securities available-for-sale	(10,579)	(14,990)	(10,976)
Equity securities	(21)	(3)	(17)
Mortgage loans	(2,913)	(3,022)	(1,921)
Real estate and real estate joint ventures	(343)	(31)	(113)
Other limited partnership interests	(229)	(304)	(197)
Short-term investments	(721)	(2,473)	(226)
Cash received in connection with freestanding derivatives	71	53	31
Cash paid in connection with freestanding derivatives	(147)	(43)	(45)
Net change in policy loans	43	66	50
Net change in other invested assets	(308)	(3)	(42)
Other, net	2	4	14
Net cash provided by (used in) investing activities	$(3,552)	$(6,567)	$(5,971)
See accompanying notes to the consolidated financial statements.
MTL-7

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows — (continued)
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	2022	2021	2020
Cash flows from financing activities
Policyholder account balances:
Deposits	$6,850	$4,546	$4,725
Withdrawals	(5,702)	(2,895)	(3,393)
Net change in payables for collateral under securities loaned and other transactions	(425)	576	756
Capital contribution	—	—	270
Net cash provided by (used in) financing activities	723	2,227	2,358
Change in cash and cash equivalents	953	16	3
Cash and cash equivalents, beginning of year	691	675	672
Cash and cash equivalents, end of year	$1,644	$691	$675
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$8	$8	$8
Income tax	$82	$13	$84
Non-cash transactions:
Fixed maturity securities available-for-sale received in connection with pension risk transfer transactions	$1,258	$423	$2,037
Increase in equity securities due to in-kind distributions received from other limited partnership interests	$2	$15	$7
Transfer of real estate and real estate joint ventures from an affiliate	$144	$—	$—
Transfer of real estate and real estate joint ventures to an affiliate	$144	$—	$380
Transfer of fixed maturity securities available-for-sale from an affiliate	$328	$—	$296
Transfer of fixed maturity securities available-for-sale to affiliates	$139	$—	$—
Transfer of fair value option securities to an affiliate	$186	$—	$—
Real estate and real estate joint ventures acquired in satisfaction of debt	$29	$7	$—
Increase in real estate and real estate joint ventures due to the expiration of leveraged leases where the underlying assets were real estate	$—	$—	$173
Transfer of mortgage loans from an affiliate	$—	$—	$84
Reclassification of certain fixed maturity securities available-for-sale as fair value option securities	$—	$—	$131
See accompanying notes to the consolidated financial statements.

MTL-8

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
Business
Metropolitan Tower Life Insurance Company (“MTL”) and its subsidiaries (collectively, the “Company”) is a wholly-owned subsidiary of MetLife, Inc. The Company is domiciled in the state of Nebraska (“Nebraska”) and is licensed to transact insurance business in, and is subject to regulation by all 50 states and the District of Columbia, Canada and Puerto Rico. The Company is currently actively selling a broad range of annuity and investment products, including guaranteed investment contracts and other stable value products, pension risk transfer products, including United Kingdom (“U.K.”) longevity reinsurance, and structured settlements, as well as certain products to fund company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. The Company is not actively selling annuities, variable and universal life insurance, and traditional life insurance, including whole life, to individuals.
Basis of Presentation
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Consolidation
The accompanying consolidated financial statements include the accounts of MTL and its subsidiaries, as well as partnerships in which the Company has a controlling financial interest. Intercompany accounts and transactions have been eliminated.
Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.
Separate Accounts
Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:
•such separate accounts are legally recognized;
•assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities;
•investment objectives are directed by the contractholder; and
•all investment performance, net of contract fees and assessments, is passed through to the contractholder.
The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.
The Company’s revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.
MTL-9

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Reclassifications
Cash flows from short term investments in the prior years’ Consolidated Statement of Cash Flows, which were previously presented net, have been revised to gross presentation to conform with the current year presentation. The revision in presentation was not material to the previously presented financial statements.
Summary of Significant Accounting Policies
The following are the Company’s significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

Accounting Policy	Note
Insurance	2
Deferred Policy Acquisition Costs and Value of Business Acquired	3
Reinsurance	4
Investments	5
Derivatives	6
Fair Value	7
Income Tax	11
Litigation Contingencies	12
Insurance
Future Policy Benefit Liabilities and Policyholder Account Balances
The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are “locked in” upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.
Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.
Liabilities for universal life secondary and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs (“DAC”), and are thus subject to the same variability and risk as further discussed herein. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.
The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.
MTL-10

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.
Other Policy-Related Balances
Other policy-related balances primarily include obligations assumed under structured settlement assignments as described in Note 2, policy and contract claims, policyholder dividends left on deposit, unearned revenue liabilities, policyholder dividends due and unpaid and premiums received in advance.
The liability for policy and contract claims generally relates to incurred but not reported (“IBNR”) death and disability claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death and disability. The liability for these claims is based on the Company’s estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.
The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product’s estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.
The Company accounts for the prepayment of premiums on its individual life and health contracts as premiums received in advance and applies the cash received to premiums when due.
Recognition of Insurance Revenues and Deposits
Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.
Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.
Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.
All revenues and expenses are presented net of reinsurance, as applicable.
Deferred Policy Acquisition Costs and Value of Business Acquired
The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:
•incremental direct costs of contract acquisition, such as commissions;
•the portion of an employee’s total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
•other essential direct costs that would not have been incurred had a policy not been acquired or renewed.
All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.
MTL-11

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.
DAC and VOBA are amortized as follows:

Products:		In proportion to the following over estimated lives of the contracts:
•	Nonparticipating and non-dividend-paying traditional contracts:	Actual and expected future gross premiums.
• Term insurance
• Nonparticipating whole life insurance
•	Participating, dividend-paying traditional contracts	Actual and expected future gross margins.
•	Fixed and variable universal life contracts	Actual and expected future gross profits.
See Note 3 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.
The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.
Reinsurance
For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.
For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.
For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.
Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, or when events or changes in circumstances indicate that its carrying amount may not be recoverable, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable
MTL-12

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
balances are stated net of allowances for uncollectible reinsurance, consistent with credit loss guidance which requires recording an allowance for credit loss (“ACL”).
The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.
Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other expenses.
If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.
Investments
Net Investment Income
Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes, to a lesser extent, (i) realized gains (losses) on investments sold or disposed and (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for fair value option (“FVO”) securities (“FVO Securities”).
Net Investment Gains (Losses)
Net investment gains (losses) include primarily (i) realized gains (losses) from sales and disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale (“AFS”) and impairment losses on all other asset classes, and to a lesser extent, (iii) recognized gains (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in the ACL includes both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and leveraged and direct financing leases and (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities.
Accrued Investment Income
Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.
Fixed Maturity Securities
The majority of the Company’s fixed maturity securities are classified as AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of other comprehensive income (loss) (“OCI”), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.
Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 5 “— Fixed Maturity Securities AFS — Methodology for Amortization of Premium and Accretion of Discount on Structured Products.” The amortization of premium and
MTL-13

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.
The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 5 “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss.”
For securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security’s amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the “fair value floor.” If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors (“noncredit loss”) is recorded in OCI as an unrecognized loss.
For purchased credit deteriorated fixed maturity securities AFS and financing receivables, an ACL is established at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.
Mortgage Loans
The Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage loans and leveraged and direct financing leases, in an amount that represents the portion of the amortized cost basis of such financing receivables that the Company does not expect to collect, resulting in financing receivables being presented at the net amount expected to be collected.
The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 5.
Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of ACL. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.
The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure or after a decision is made to sell a loan, and for residential mortgage loans, typically after considering the individual consumer’s financial status. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses).
MTL-14

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Policy Loans
Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Real Estate
Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.
Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs.
Real Estate Joint Ventures and Other Limited Partnership Interests
The Company uses the equity method of accounting or the FVO for real estate joint ventures and other limited partnership interests (“investee”) when it has more than a minor ownership interest or more than a minor influence over the investee’s operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a variable interest entity (“VIE”). Under the equity method, the Company recognizes in earnings within net investment income its share of the investee’s earnings. Contributions paid by the Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee’s operations at estimated fair value. Unrealized gains (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.
The Company consolidates real estate joint ventures and other limited partnership interests of which it holds a controlling financial interest, or it is deemed the primary beneficiary of a VIE.
The Company routinely evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amount is not recoverable and exceeds its estimated fair value. When it is determined an equity method investment has had a loss in value that is other than temporary, an impairment is recognized. Such an impairment is charged to net investment gains (losses).
Short-term Investments
Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less ACL, which approximates estimated fair value.
MTL-15

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Annuities Funding Structured Settlement Claims
Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 2.
Other Invested Assets
Other invested assets consist principally of the following:
•Freestanding derivatives with positive estimated fair values which are described in “— Derivatives” below.
•Corporate owned life insurance is carried at the cash surrender value, with changes in cash surrender value recorded through net investment income.
•Affiliated loans are stated at unpaid principal balance and adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.
•Investments in Federal Home Loan Bank of New York (“FHLBNY”) common stock are carried at redemption value and are considered restricted investments until redeemed. Dividends are recognized in net investment income when declared.
•Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.
•FVO Securities are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.
Securities Lending Transactions
The Company accounts for securities lending transactions as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions are recognized as investment income and investment expense, respectively, within net investment income.
The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company’s consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.
Derivatives
Freestanding Derivatives
Freestanding derivatives are carried on the Company’s balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative’s carrying value in other invested assets or other liabilities.
MTL-16

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except for economic hedges of FVO securities, which are reported in net investment income.
Hedge Accounting
To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:
•Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.
•Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.
The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.
In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.
The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.
When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in estimated fair value of derivatives related to discontinued cash flow hedges remain in OCI unless it is probable that the hedged forecasted transaction will not occur.
When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains (losses).
In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).
Embedded Derivatives
The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:
MTL-17

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
•the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;
•the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
•a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.
Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.
Fair Value
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.
Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities. These unobservable inputs can be based on management’s judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing the assets.
Income Tax
MTL and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to MTL and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the “percentage method” (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year’s taxable income. If MTL or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MTL and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MTL or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a “wait and see” method.
The Company’s accounting for income taxes represents management’s best estimate of various events and transactions.
Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.
MTL-18

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:
•the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•the jurisdiction in which the deferred tax asset was generated;
•the length of time that carryforward can be utilized in the various taxing jurisdictions;
•future taxable income exclusive of reversing temporary differences and carryforwards;
•future reversals of existing taxable temporary differences;
•taxable income in prior carryback years; and
•tax planning strategies, including the intent and ability to hold certain AFS debt securities until they recover in value.
The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.
The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.
The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.
Litigation Contingencies
The Company is involved in a number of litigation matters and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s annual consolidated net income or cash flows. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company’s consolidated financial statements.
Other Accounting Policies
Cash and Cash Equivalents
The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.
Property and Equipment
Property and equipment, which is included in other assets, is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property and from three to seven years for all other property and equipment. The cost basis was $10 million and $77 million at December 31, 2022 and 2021, respectively. Accumulated depreciation was $7 million and $73 million at December 31, 2022 and 2021, respectively.
MTL-19

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Related depreciation expense was $1 million, $3 million and $4 million for the years ended December 31, 2022, 2021 and 2020, respectively.
Other Revenues
Other revenues include fees on reinsurance financing agreements and fees associated with certain stable value products. Such fees are recognized in the period in which services are performed.
Policyholder Dividends
Policyholder dividends are approved annually by MTL’s board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by MTL.
Foreign Currency
Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to U.S. dollars are reported as part of net investment gains (losses) in the period in which they occur.
Recent Accounting Pronouncements
Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of accounting standards updates (“ASUs”) to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company’s consolidated financial statements.
MTL-20

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Adopted Accounting Pronouncements
The table below describes the impacts of the ASUs adopted by the Company, effective January 1, 2022.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2021-10, Government Assistance (Topic 832): Disclosures by Business Entities about Government Assistance	The guidance requires entities to provide annual disclosures about transactions with a government that are accounted for by applying a grant or contribution accounting model by analogy and can include tax credits and other forms of government assistance. Entities are required to disclose information about (i) the nature of the transactions and the related accounting policy used to account for the transactions; (ii) the line items on the balance sheet and income statement that are affected by the transactions, including the associated amounts; and (iii) the significant terms and conditions of the transactions, including commitments and contingencies.	Annual periods beginning January 1, 2022, to be applied prospectively (with early adoption permitted).	The adoption of the guidance did not have a material impact on the Company’s consolidated financial statements.
ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting; as clarified and amended by ASU 2021-01, Reference Rate Reform (Topic 848): Scope; as amended by ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848

The guidance provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions. ASU 2021-01 amends the scope of the recent reference rate reform guidance. New optional expedients allow derivative instruments impacted by changes in the interest rate used for margining, discounting, or contract price alignment to qualify for certain optional relief. The amendments in ASU 2022-06 extend the sunset date of the reference rate reform optional expedients and exceptions to December 31, 2024.
Effective for contract modifications made between March 12, 2020 and December 31, 2024.
The guidance has reduced the operational and financial impacts of contract modifications that replace a reference rate, such as London Interbank Offered Rate (“LIBOR”), affected by reference rate reform.

Contract modifications for invested assets and derivative instruments occurred during 2021 and 2022 and will continue into 2023. Based on actions taken to date, the adoption of the guidance has not had a material impact on the Company’s consolidated financial statements. The Company does not expect the adoption of this guidance to have a material ongoing impact on its consolidated financial statements.

MTL-21

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Future Adoption of Accounting Pronouncements
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2022 that are currently being assessed and may or may not have a material impact on the Company’s consolidated financial statements or disclosures are summarized in the table below.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended by ASU 2019-09, Financial Services—Insurance (Topic 944): Effective Date, as amended by ASU 2020-11, Financial Services—Insurance (Topic 944): Effective Date and Early Application; as amended by ASU 2022-05, Financial Services—Insurance (Topic 944): Transition for Sold Contracts

The guidance (i) prescribes the discount rate to be used in measuring the liability for future policy benefits for traditional and limited payment long-duration contracts, and requires assumptions for those liability valuations to be updated after contract inception, (ii) requires more market-based product guarantees (“market risk benefits”) on certain separate account and other account balance long-duration contracts to be accounted for at fair value, (iii) simplifies the amortization of DAC for virtually all long-duration contracts, and (iv) introduces certain financial statement presentation requirements, as well as significant additional quantitative and qualitative disclosures.

Market risk benefits are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance which expose insurance companies to other than nominal capital market risk and protect the contractholder from the same risk. Certain contracts or contract features to be identified as “market risk benefits” are currently accounted for as embedded derivatives and measured at fair value, while others will transition to fair value measurement upon the adoption of ASU 2018-12. The methods for determining the fair value of contract features considered to be market risk benefits are similar to the approaches used if it was previously accounted for as an embedded derivative; except that changes in fair value attributable to nonperformance risk now will be recognized directly in OCI.

The amendments in ASU 2019-09 defer the effective date of ASU 2018-12 to January 1, 2022 for all entities, and the amendments in ASU 2020-11 further defer the effective date of ASU 2018-12 for an additional year to January 1, 2023 for all entities. The amendments in ASU 2022-05 allow entities to make an accounting policy election to exclude certain sold or disposed contracts or legal entities from application of the transition guidance. The Company does not intend to make such an election.

January 1, 2023, to be applied retrospectively to January 1, 2021 (with early adoption permitted). Estimated impacts from adoption as of the transition date of January 1, 2021 are measured using market assumptions appropriate as of that date. Such estimates do not reflect changes in market assumptions subsequent to January 1, 2021.

The Company’s implementation efforts and the evaluation of the impacts of the guidance on its consolidated financial statements, as well as its systems, processes, and controls, continue to progress. Given the nature and extent of the required changes to a significant portion of the Company’s operations, the adoption of this guidance is expected to have a material impact on its financial position, results of operations, and disclosures.

The Company will adopt the guidance effective January 1, 2023. The modified retrospective approach will be used, except in regard to market risk benefits where the Company will use the full retrospective approach. Based upon these transition methods, the Company currently estimates that the January 1, 2021 transition date impact from adoption is expected to result in a decrease to total equity of approximately $400 million, net of income tax.

The expected decrease in total equity includes the estimated impact to accumulated OCI (“AOCI”) which, as of the transition date, is expected to result in a decrease of approximately $400 million, net of income tax.

The most significant drivers of the expected decrease in AOCI are the anticipated impacts of the changes in the discount rates as of the transition date to be used in measuring the liability for future policy benefits for traditional and limited payment contracts and the non-performance risk in the valuation of the Company’s market risk benefits. The expected decrease in AOCI is expected to be partially offset by the removal of loss recognition balances recorded in AOCI related to unrealized investment gains associated with certain long-duration products.

As of December 31, 2022, primarily as a result of increases in market interest rates from the January 1, 2021 transition date to December 31, 2022, the Company estimates that the transition date reduction to AOCI will fully reverse.

MTL-22

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions	The amendments in this update clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. In addition, the amendments clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. The amendments also require entities that hold equity securities subject to contractual sale restrictions to make disclosures about the fair value of such equity securities, the nature and remaining duration of the restriction(s) and the circumstances that could cause a lapse in the restriction(s).	January 1, 2024, to be applied prospectively with any adjustments from the adoption of the amendments recognized in earnings and disclosed on the date of adoption (with early adoption permitted).	The Company is continuing to evaluate the impact of the guidance, and it does not expect the adoption of the guidance to have a material impact on its consolidated financial statements.
ASU 2022-02, Financial Instruments—Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures	The amendments in the new ASU eliminate the accounting guidance for troubled debt restructurings (“TDRs”) by creditors that have adopted the current expected credit loss guidance while enhancing disclosure requirements for certain loan refinancings and restructurings by creditors when a borrower is experiencing financial difficulty. In addition, the amendments require that a public business entity disclose current-period gross write-offs by year of origination for financing receivables and net investment in leases.	January 1, 2023, to be applied prospectively; however, for the transition method related to the recognition and measurement of TDRs, an entity can apply a modified retrospective transition method (with early adoption permitted).	The Company will adopt the ASU effective January 1, 2023 and it does not expect the adoption of the guidance to have a material impact on its consolidated financial statements.
ASU 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers
The guidance indicates how to determine whether a contract liability is recognized by the acquirer in a business combination and provides specific guidance on how to recognize and measure acquired contract assets and contract liabilities from revenue contracts in a business combination.
		January 1, 2023, to be applied prospectively (with early adoption permitted).	The Company does not expect the adoption of the guidance to have a material impact on its consolidated financial statements.
MTL-23

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Insurance
Insurance Liabilities
Future policy benefits are measured as follows:

Product Type:	Measurement Assumptions:
Participating life	Aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.
Nonparticipating life	Aggregate of the present value of future expected benefit payments and related expenses less the present value of future expected net premiums. Assumptions as to mortality and persistency are based upon the Company’s experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 11%.
Individual and group traditional fixed annuities after annuitization	Present value of future expected payments. Interest rate assumptions used in establishing such liabilities range from 2% to 8%.
Non-medical health insurance	The net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate assumption used in establishing such liabilities is 5%.
Disabled lives	Present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 7%.
Participating business represented 33% and 31% of the Company’s life insurance in-force at December 31, 2022 and 2021, respectively. Participating policies represented 95%, 92% and 94% of gross traditional life insurance premiums for the years ended December 31, 2022, 2021 and 2020, respectively.
Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 7%, less expenses, mortality charges and withdrawals.
Guarantees
The Company issued annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issued universal life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.
MTL-24

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Insurance (continued)
Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal life contracts was as follows:

	Annuity Contracts	Universal Life Contracts
	Guaranteed Annuitization Benefits	Secondary Guarantees	Paid-Up Guarantees	Total
	(In millions)
Direct:
Balance at January 1, 2020	$6	$166	$261	$433
Incurred guaranteed benefits	—	60	38	98
Paid guaranteed benefits	—	(10)	(32)	(42)
Balance at December 31, 2020	6	216	267	489
Incurred guaranteed benefits	—	25	28	53
Paid guaranteed benefits	—	(9)	(33)	(42)
Balance at December 31, 2021	6	232	262	500
Incurred guaranteed benefits	—	10	61	71
Paid guaranteed benefits	—	(20)	(31)	(51)
Balance at December 31, 2022	$6	$222	$292	$520
Ceded:
Balance at January 1, 2020	$—	$166	$187	$353
Incurred guaranteed benefits	—	60	28	88
Paid guaranteed benefits	—	(10)	(23)	(33)
Balance at December 31, 2020	—	216	192	408
Incurred guaranteed benefits	—	25	20	45
Paid guaranteed benefits	—	(9)	(24)	(33)
Balance at December 31, 2021	—	232	188	420
Incurred guaranteed benefits	—	10	15	25
Paid guaranteed benefits	—	(20)	(22)	(42)
Balance at December 31, 2022	$—	$222	$181	$403
Net:
Balance at January 1, 2020	$6	$—	$74	$80
Incurred guaranteed benefits	—	—	10	10
Paid guaranteed benefits	—	—	(9)	(9)
Balance at December 31, 2020	6	—	75	81
Incurred guaranteed benefits	—	—	8	8
Paid guaranteed benefits	—	—	(9)	(9)
Balance at December 31, 2021	6	—	74	80
Incurred guaranteed benefits	—	—	46	46
Paid guaranteed benefits	—	—	(9)	(9)
Balance at December 31, 2022	$6	$—	$111	$117

MTL-25

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Insurance (continued)
Information regarding the Company’s guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

	December 31,
	2022	2021
	At Annuitization
	(Dollars in millions)
Annuity Contracts:
Total account value (1)	$236	$241
Net amount at risk (2)	$43	$44
Average attained age of contractholders	72 years	71 years

	December 31,
	2022		2021
	Secondary Guarantees	Paid-Up Guarantees	Secondary Guarantees	Paid-Up Guarantees
	(Dollars in millions)
Universal Life Contracts:
Total account value (1)	$1,640	$1,779	$1,686	$1,868
Net amount at risk (3)	$9,149	$6,969	$9,558	$7,476
Average attained age of policyholders	71 years	67 years	70 years	67 years
______________
(1)Includes the contractholders’ investments in the general account and separate account, if applicable.
(2)Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company’s potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.
(3)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.
Guarantees — Separate Accounts
Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

	December 31,
	2022	2021
	(In millions)
Fund Groupings:
Equity	$28	$38
Balanced	2	2
Bond	2	3
Total	$32	$43

MTL-26

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Insurance (continued)
Obligations Under Funding Agreements
The Company issues fixed and floating rate funding agreements to certain unconsolidated special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. For the years ended December 31, 2022 and 2021, the Company issued $2.7 billion and $1.2 billion, respectively, and repaid $2.5 billion and $8 million, respectively, of such funding agreements. At December 31, 2022 and 2021, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $2.5 billion and $2.3 billion, respectively.
MTL is a member of FHLBNY. Holdings of common stock of FHLBNY, included in other invested assets, were $70 million and $51 million at December 31, 2022 and 2021, respectively.
The Company has also entered into funding agreements with FHLBNY. The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

	Liability		Collateral (2)
	December 31,
	2022	2021	2022	2021
	(In millions)
FHLBNY (1)	$1,405	$1,005	$1,912	$1,336
______________
(1)Represents funding agreements issued to FHLBNY in exchange for cash and for which it has been granted a lien on certain assets, some of which are in the custody of FHLBNY, including residential mortgage-backed securities (“RMBS”), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of FHLBNY as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, FHLBNY’s recovery on the collateral is limited to the amount of the Company’s liability to FHLBNY.
(2)Advances are collateralized primarily by mortgage-backed securities presented at estimated fair value. The remaining collateral is mortgage loans presented at carrying value.
MTL-27

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Insurance (continued)
Liabilities for Unpaid Claims and Claim Expenses
Rollforward of Claims and Claim Adjustment Expenses
Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Balance at January 1,	$326	$349	$343
Less: Reinsurance recoverables	168	174	185
Net balance at January 1,	158	175	158
Incurred related to:
Current year	331	358	438
Prior years (1)	40	39	60
Total incurred	371	397	498
Paid related to:
Current year	(256)	(322)	(421)
Prior years	(75)	(92)	(60)
Total paid	(331)	(414)	(481)
Net balance at December 31,	198	158	175
Add: Reinsurance recoverables	185	168	174
Balance at December 31 (included in future policy benefits and other policy-related balances),	$383	$326	$349
______________
(1)For the years ended December 31, 2022, 2021 and 2020, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.
Separate Accounts
Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $5.4 billion and $4.6 billion at December 31, 2022 and 2021, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $365 million and $500 million at December 31, 2022 and 2021, respectively. The latter category consisted primarily of company- and bank-owned life insurance. The average interest rate credited on these contracts was 6.94% and 6.48% at December 31, 2022 and 2021, respectively.
Obligations Assumed Under Structured Settlement Assignments
The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided and reported as other policy-related balances. The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities from an affiliate to fund these future periodic payment claim obligations and designates payments to be made directly to the claimant by the affiliated annuity writer. These annuities funding structured settlement claims are recorded as an investment. See Note 1.
See Note 5 for additional information on obligations assumed under structured settlement assignments.
MTL-28

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Deferred Policy Acquisition Costs and Value of Business Acquired
See Note 1 for a description of capitalized acquisition costs.
Nonparticipating and Non-Dividend-Paying Traditional Contracts
The Company amortizes DAC and VOBA related to these contracts (term insurance and nonparticipating whole life insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.
Participating, Dividend-Paying Traditional Contracts
The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.
Fixed and Variable Universal Life Contracts
The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.
MTL-29

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)
Factors Impacting Amortization
Separate account rates of return on variable universal life contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company’s long-term expectation produce higher account balances, which increases the Company’s future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company’s long-term expectation. The Company’s practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.
The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.
Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.
Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.
MTL-30

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)
Information regarding DAC and VOBA was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
DAC:
Balance at January 1,	$355	$361	$446
Capitalizations	41	40	41
Amortization related to:
Net investment gains (losses) and net derivative gains (losses)	(2)	—	1
Other expenses	(45)	(83)	(77)
Total amortization	(47)	(83)	(76)
Unrealized investment gains (losses)	187	37	(50)
Balance at December 31,	536	355	361
VOBA:
Balance at January 1,	33	36	39
Amortization related to other expenses	(4)	(4)	(2)
Unrealized investment gains (losses)	3	1	(1)
Balance at December 31,	32	33	36
Total DAC and VOBA:
Balance at December 31,	$568	$388	$397
4. Reinsurance
The Company enters into reinsurance agreements as a purchaser of reinsurance for certain insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks and provide additional capacity for future growth.
Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.
For its individual life insurance products, the Company has historically reinsured the mortality risk, primarily on an excess of retention or quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to a former affiliate.
The Company has reinsured certain of its annuity and supplementary contract business to an affiliate. In 2021, the Company began reinsuring certain group annuity contracts issued in connection with pension risk transfers to an affiliate.
The Company also assumes portions of certain whole life policies issued by an affiliate and a former affiliate. In 2020, the Company began assuming longevity risks for certain pension products issued by unaffiliated providers located in the U.K.
The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.
MTL-31

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Reinsurance (continued)
The Company reinsures its remaining business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2022 and 2021, were not significant. The Company also secured collateral from its counterparties to mitigate counterparty default risk related to its longevity reinsurance agreements.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $1.5 billion and $1.2 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2022 and 2021, respectively.
At December 31, 2022, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.4 billion, or 89%, were with the Company’s five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2021, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.4 billion, or 89%, were with the Company’s five largest unaffiliated ceded reinsurers, including $909 million of net unaffiliated ceded reinsurance recoverables which were unsecured.
MTL-32

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Reinsurance (continued)
The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Premiums
Direct premiums	$5,420	$4,866	$5,952
Reinsurance assumed	1,477	1,236	743
Reinsurance ceded	(270)	(3,442)	(260)
Net premiums	$6,627	$2,660	$6,435
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$414	$430	$428
Reinsurance assumed	—	—	—
Reinsurance ceded	(177)	(249)	(287)
Net universal life and investment-type product policy fees	$237	$181	$141
Policyholder benefits and claims
Direct policyholder benefits and claims	$6,790	$6,115	$7,102
Reinsurance assumed	1,359	1,237	667
Reinsurance ceded	(610)	(3,817)	(652)
Net policyholder benefits and claims	$7,539	$3,535	$7,117
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances	$370	$319	$322
Reinsurance assumed	—	—	—
Reinsurance ceded	(96)	(97)	(101)
Net interest credited to policyholder account balances	$274	$222	$221
Other expenses
Direct other expenses	$261	$135	$137
Reinsurance assumed	100	130	124
Reinsurance ceded	49	(113)	(27)
Net other expenses	$410	$152	$234
MTL-33

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Reinsurance (continued)
The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2022				2021
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables	$65	$268	$6,654	$6,987	$97	$369	$6,969	$7,435
Deferred policy acquisition costs and value of business acquired	162	473	(67)	568	180	301	(93)	388
Total assets	$227	$741	$6,587	$7,555	$277	$670	$6,876	$7,823
Liabilities
Future policy benefits	$24,480	$3,276	$—	$27,756	$20,632	$3,007	$—	$23,639
Other policy-related balances	5,658	237	(4)	5,891	5,662	335	(2)	5,995
Other liabilities	238	50	3,769	4,057	430	46	3,999	4,475
Total liabilities	$30,376	$3,563	$3,765	$37,704	$26,724	$3,388	$3,997	$34,109
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $979 million and $1.0 billion at December 31, 2022 and 2021, respectively. There were no deposit liabilities on reinsurance at both December 31, 2022 and 2021.
MTL-34

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Reinsurance (continued)
Related Party Reinsurance Transactions
The Company has reinsurance agreements with certain of MetLife, Inc.’s subsidiaries, including Metropolitan Life Insurance Company, Missouri Reinsurance Inc., and MetLife Insurance K.K., all of which are related parties.
Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Premiums
Reinsurance assumed	$105	$107	$111
Reinsurance ceded	(1)	(3,232)	(2)
Net premiums	$104	$(3,125)	$109
Universal life and investment-type product policy fees
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	—	(1)	(1)
Net universal life and investment-type product policy fees	$—	$(1)	$(1)
Policyholder benefits and claims
Reinsurance assumed	$103	$101	$101
Reinsurance ceded	(36)	(3,138)	(1)
Net policyholder benefits and claims	$67	$(3,037)	$100
Interest credited to policyholder account balances
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	(30)	(30)	(29)
Net interest credited to policyholder account balances	$(30)	$(30)	$(29)
Other expenses
Reinsurance assumed	$18	$20	$19
Reinsurance ceded	80	(89)	—
Net other expenses	$98	$(69)	$19
Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

	December 31,
	2022		2021
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables	$28	$3,992	$30	$4,161
Deferred policy acquisition costs and value of business acquired	112	—	85	—
Total assets	$140	$3,992	$115	$4,161
Liabilities
Future policy benefits	$755	$—	$684	$—
Other policy-related balances	8	—	7	—
Other liabilities	7	3,089	8	3,210
Total liabilities	$770	$3,089	$699	$3,210
MTL-35

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Reinsurance (continued)
Effective April 1, 2021, the Company, entered into an agreement to cede certain group annuity contracts issued in connection with a qualifying pension risk transfer on a modified coinsurance basis to Missouri Reinsurance Inc., an affiliate. The significant reinsurance effects to the Company were primarily increases in premiums, reinsurance and other receivables of $3.0 billion and $3.1 billion and other liabilities of $3.1 billion and $3.2 billion at December 31, 2022 and 2021, respectively, as well as decreases (increases) to premiums of $0 and $3.2 billion, policyholder benefits and claims of $34 million and $3.1 billion and other expenses of ($80) million and $89 million for the years ended December 31, 2022 and 2021, respectively.
The Company has secured certain reinsurance recoverable balances with collateral, including funds withheld accounts. The Company had $1.0 billion and $1.1 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2022 and 2021, respectively.
Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $978 million and $1.0 billion at December 31, 2022 and 2021, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2022 and 2021.
5. Investments
See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.
Investment Risks and Uncertainties
Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.
The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.
The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities and collateralized loan obligations (“ABS & CLO”), certain structured investment transactions and FVO Securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.
Fixed Maturity Securities AFS
Fixed Maturity Securities AFS by Sector
The following table presents fixed maturity securities AFS by sector. U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, prime investor, non-qualified residential mortgage, alternative, reperforming and sub-prime mortgage-backed securities. ABS & CLO includes securities collateralized by consumer loans, corporate loans and broadly syndicated bank loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities (“CMBS”) primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS & CLO and CMBS are, collectively, “Structured Products.”
MTL-36

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)

	December 31,
	2022					2021
	Amortized Cost		Gross Unrealized		Estimated Fair Value	Amortized Cost		Gross Unrealized		Estimated Fair Value
Sector		ACL	Gains	Losses			ACL	Gains	Losses
	(In millions)
U.S. corporate	$9,258	$—	$22	$1,361	$7,919	$7,864	$—	$669	$35	$8,498
Foreign corporate	5,747	—	25	1,152	4,620	4,641	(8)	319	56	4,896
RMBS	3,532	—	4	515	3,021	2,882	—	80	26	2,936
ABS & CLO	2,447	—	—	188	2,259	2,286	—	15	6	2,295
Foreign government	1,777	(1)	55	264	1,567	1,741	—	251	17	1,975
U.S. government and agency	1,695	—	2	207	1,490	3,901	—	256	38	4,119
CMBS	1,518	—	2	168	1,352	1,453	(1)	42	4	1,490
Municipals	1,590	—	2	294	1,298	985	—	87	2	1,070
Total fixed maturity securities AFS	$27,564	$(1)	$112	$4,149	$23,526	$25,753	$(9)	$1,719	$184	$27,279
Methodology for Amortization of Premium and Accretion of Discount on Structured Products
Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.
Maturities of Fixed Maturity Securities AFS
The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31, 2022:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Products	Total Fixed Maturity Securities AFS
	(In millions)
Amortized cost, net of ACL	$459	$2,993	$4,229	$12,385	$7,497	$27,563
Estimated fair value	$454	$2,851	$3,715	$9,874	$6,632	$23,526
Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.
MTL-37

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector
The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

	December 31,
	2022				2021
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
Sector & Credit Quality	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$6,036	$1,018	$979	$343	$1,423	$30	$96	$5
Foreign corporate	3,212	805	987	347	1,252	36	175	20
RMBS	1,926	259	1,001	256	1,492	23	62	3
ABS & CLO	1,559	124	519	64	1,111	6	73	1
Foreign government	809	150	293	114	419	13	41	4
U.S. government and agency	939	90	472	117	1,748	16	221	21
CMBS	935	119	276	49	466	3	52	1
Municipals	1,097	254	109	40	130	2	11	—
Total fixed maturity securities AFS	$16,513	$2,819	$4,636	$1,330	$8,041	$129	$731	$55
Investment grade	15,799	2,747	4,440	1,283	7,775	123	693	52
Below investment grade	714	72	196	47	266	6	38	3
Total fixed maturity securities AFS	$16,513	$2,819	$4,636	$1,330	$8,041	$129	$731	$55
Total number of securities in an unrealized loss position	3,751		1,330		1,486		220
Evaluation of Fixed Maturity Securities AFS for Credit Loss
Evaluation and Measurement Methodologies
Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to:(i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments, (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources, (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.
MTL-38

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
The methodology and significant inputs used to determine the amount of credit loss are as follows:
•The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.
•When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management’s single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security’s position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to: the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.
With respect to securities that have attributes of debt and equity (“perpetual hybrid securities”), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.
In periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.
Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position
Gross unrealized losses on securities without an ACL increased $4.0 billion for the year ended December 31, 2022 to $4.1 billion primarily due to increases in interest rates, widening credit spreads, and the impact of weakening foreign currencies on certain non-functional currency denominated fixed maturity securities.
Gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater were $1.3 billion at December 31, 2022, or 32% of the total gross unrealized losses on securities without an ACL.
Investment Grade Fixed Maturity Securities AFS
Of the $1.3 billion of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $1.3 billion, or 96%, were related to 1,245 investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.
MTL-39

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Below Investment Grade Fixed Maturity Securities AFS
Of the $1.3 billion of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $47 million, or 4%, were related to 85 below investment grade securities. Unrealized losses on below investment grade securities are principally related to U.S. corporate and foreign corporate securities (primarily transportation, consumer and communications). These unrealized losses are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty, as well as with respect to fixed-rate securities, rising interest rates since purchase. Management evaluates U.S. corporate and foreign corporate securities based on several factors such as expected cash flows, financial condition and near-term and long -term prospects of the issuers.
Current Period Evaluation
At December 31, 2022, with respect to securities in an unrealized loss position without an ACL, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Based on the Company’s current evaluation of its securities in an unrealized loss position without an ACL, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2022.
Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.
Mortgage Loans
Mortgage Loans by Portfolio Segment
Mortgage loans are summarized as follows at:

	December 31,
	2022		2021
Portfolio Segment	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$4,308	47.0%	$3,426	49.8%
Agricultural	3,438	37.5	2,662	38.7
Residential	1,466	16.0	817	11.9
Total amortized cost	9,212	100.5	6,905	100.4
Allowance for credit loss	(46)	(0.5)	(29)	(0.4)
Total mortgage loans, net	$9,166	100.0%	$6,876	100.0%
The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans, was $7 million and $2 million at December 31, 2022 and 2021, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2022 was $18 million, $29 million and $11 million, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2021 was $12 million, $25 million and $6 million, respectively.
Purchases of unaffiliated mortgage loans, consisting primarily of residential mortgage loans, were $860 million and $408 million for the years ended December 31, 2022 and 2021, respectively.
The Company originates mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a master participation agreement. The aggregate amount of mortgage loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2022, 2021 and 2020 were $1.6 billion, $2.1 billion and 1.1 billion, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company’s behalf and the affiliate remitted such payments to the Company in the amount of $499 million, $388 million and $209 million for the years ended December 31, 2022, 2021 and 2020, respectively.
MTL-40

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
See “— Real Estate and Real Estate Joint Ventures” for the carrying value of wholly-owned real estate acquired through foreclosure. In addition, for the year ended December 31, 2022, the Company contributed commercial mortgage loans with an amortized cost of $29 million to joint ventures in anticipation of subsequent foreclosure or deed-in-lieu of foreclosure transactions. During the year, the joint ventures completed foreclosure or deed-in-lieu of foreclosure transactions on loans with an amortized cost of $28 million. The real estate collateralizing these foreclosures or deed-in-lieu of foreclosures had an estimated fair value in excess of amortized cost. As a result of the excess of estimated fair value of the collateral over the amortized cost of the commercial mortgage loans, upon consummating the foreclosures or deed-in-lieu of foreclosure transactions, the joint ventures recognized a gain, of which the Company recognized its pro-rata share of $3 million within net investment gains (losses).
Rollforward of Allowance for Credit Loss for Mortgage Loans by Portfolio Segment
The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

	Years Ended December 31,
	2022				2021				2020
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at January 1,	$16	$9	$4	$29	$11	$9	$4	$24	$9	$2	$—	$11
Adoption of credit loss guidance	—	—	—	—	—	—	—	—	(4)	3	1	—
Provision (release)	1	5	11	17	5	—	—	5	6	4	3	13
Balance at December 31,	$17	$14	$15	$46	$16	$9	$4	$29	$11	$9	$4	$24
Allowance for Credit Loss Methodology
The Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company’s ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company’s commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable) and reasonably expected TDRs (i.e., the Company grants concessions to borrower that is experiencing financial difficulties) are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).
MTL-41

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Commercial and Agricultural Mortgage Loan Portfolio Segments
Commercial and agricultural mortgage loan ACL are calculated in a similar manner. Within each loan portfolio segment, commercial and agricultural, loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan’s credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company’s experience with defaults and loss severity, (ii) expected default and loss severity over the forecast period, (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value (“LTV”) ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets. After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios (“DSCR”). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company’s experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company’s agricultural mortgage loans.
Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.
For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.
For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.
Commitments to lend: After loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that are not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments,
MTL-42

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.
Residential Mortgage Loan Portfolio Segment
The Company’s residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type (i.e., new origination and reperforming) and pooled by similar risk profiles (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company immediately reverts to industry historical loss experience.
For residential mortgage loans, the Company’s primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.
Credit Quality of Mortgage Loans by Portfolio Segment
The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2022:

Credit Quality Indicator	2022	2021	2020	2019	2018	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$693	$1,175	$294	$433	$252	$545	$—	$3,392	78.7%
65% to 75%	411	176	91	32	46	26	—	782	18.2
76% to 80%	—	2	—	47	4	9	—	62	1.4
Greater than 80%	—	—	—	14	7	51	—	72	1.7
Total	$1,104	$1,353	$385	$526	$309	$631	$—	$4,308	100.0%
DSCR:
> 1.20x	$1,058	$1,227	$366	$484	$286	$539	$—	$3,960	91.9%
1.00x - 1.20x	32	33	10	12	9	37	—	133	3.1
<1.00x	14	93	9	30	14	55	—	215	5.0
Total	$1,104	$1,353	$385	$526	$309	$631	$—	$4,308	100.0%
MTL-43

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2022:

Credit Quality Indicator	2022	2021	2020	2019	2018	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$692	$1,201	$714	$193	$279	$67	$64	$3,210	93.4%
65% to 75%	19	92	46	—	49	4	3	213	6.2
Greater than 80%	—	—	15	—	—	—	—	15	0.4
Total	$711	$1,293	$775	$193	$328	$71	$67	$3,438	100%
The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2022:

Credit Quality Indicator	2022	2021	2020	2019	2018	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
Performance indicators:
Performing	$547	$511	$118	$271	$9	$3	$—	$1,459	99.5%
Nonperforming (1)	2	2	—	3	—	—	—	7	0.5
Total	$549	$513	$118	$274	$9	$3	$—	$1,466	100.0%
__________________
(1)Includes residential mortgage loans in process of foreclosure of $2 million and $0 at December 31, 2022 and 2021, respectively.
LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. The amortized cost of commercial and agricultural mortgage loans with an LTV ratio in excess of 100% was $42 million, or 1% of total commercial and agricultural mortgage loans at December 31, 2022.
MTL-44

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Real Estate and Real Estate Joint Ventures
The Company’s real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2022	2021	2022	2021	2020
Income Type	Carrying Value		Income
	(In millions)
Wholly-owned real estate:
Leased real estate	$43	$56	$7	$7	$33
Other real estate	—	—	—	—	2
Real estate joint ventures	590	294	12	7	(2)
Total real estate and real estate joint ventures	$633	$350	$19	$14	$33
Leases
Leased Real Estate Investments - Operating Leases
The Company, as lessor, leases investment real estate through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2022	2021	2022	2021	2020
Property Type	Carrying Value		Income
	(In millions)
Leased real estate investments:
Land	$43	$43	$3	$3	$2
Industrial	—	13	4	4	3
Office	—	—	—	—	28
Total leased real estate investments	$43	$56	$7	$7	$33
Future contractual receipts under operating leases at December 31, 2022 were $2 million in 2023, $2 million in 2024, $2 million in 2025, $3 million in 2026, $0 in 2027, and in total were $9 million.
Other Invested Assets
Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 6), corporate owned life insurance and affiliated loans ( see “— Related Party Investment Transactions”).
MTL-45

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
FVO Securities
The following table presents the cost, net unrealized gains (losses) and estimated fair value of FVO Securities at:

	December 31,
	2022			2021
	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value

		(In millions)
FVO Securities	$—	$—	$—	$106	$99	$205
______________
(1)Represents cumulative changes in estimated fair value, recognized in earnings, and not in OCI.
Cash Equivalents
Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $644 million and $379 million, principally at estimated fair value, at December 31, 2022 and 2021, respectively.
Concentrations of Credit Risk
Investments in any counterparty that were greater than 10% of the Company’s stockholder’s equity, other than the U.S. government and its agencies, at estimated fair value, were in fixed income securities of the following foreign government and its agencies and in corporate fixed income securities:

	December 31,
	2022	2021
	(In millions)
Government
Canada	$1,068	$1,285
Corporate
Ernst & Young LLP	$151	N/A
Bain Capital Holdings LP	$124	N/A
Securities Lending Transactions
Securities, Collateral and Reinvestment Portfolio
A summary of these transactions accounted for as secured borrowings were as follows:

	December 31,
	2022			2021
	Securities (1)			Securities (1)
Agreement Type	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value
	(In millions)
Securities lending	$1,373	$1,408	$1,316	$2,191	$2,232	$2,232
______________
(1)These securities were included within fixed maturity securities AFS and short-term investments at December 31, 2022 and within fixed maturity securities AFS at December 31, 2021.
(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.
MTL-46

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Contractual Maturities
Contractual maturities of these transactions accounted for as secured borrowings were as follows:

	December 31,
	2022					2021
	Remaining Tenor of Securities Lending Agreements					Remaining Tenor of Securities Lending Agreements
Security Type	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total
	(In millions)
Cash collateral liability by loaned security type:
U.S. government and agency	$224	$672	$258	$—	$1,154	$609	$800	$822	$—	$2,231
Agency RMBS	—	63	191	—	254	—	—	—	—	—
U.S. corporate	—	—	—	—	—	1	—	—	—	1
Total	$224	$735	$449	$—	$1,408	$610	$800	$822	$—	$2,232
______________
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.
If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.
The reinvestment portfolio consists principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short term investments, cash equivalents, or cash. If the securities, or the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.
Invested Assets on Deposit and Pledged as Collateral
Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

	December 31,
	2022	2021
	(In millions)
Invested assets on deposit (regulatory deposits)	$1,175	$1,471
Invested assets pledged as collateral (1)	1,958	1,435
Total invested assets on deposit and pledged as collateral	$3,133	$2,906
______________
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 2) and derivative transactions (see Note 6).
See “— Securities Lending Transactions” for information regarding securities supporting securities lending transactions. In addition, the Company’s investment in FHLBNY common stock, included within other invested assets, which is considered restricted until redeemed by the issuer, was $70 million and $51 million, at redemption value, at December 31, 2022 and 2021, respectively, (see Note 1).
MTL-47

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Collectively Significant Equity Method Investments
The Company held equity method investments of $1.7 billion at December 31, 2022, comprised primarily of other limited partnership interests (private equity funds and hedge funds) and real estate joint ventures (including real estate funds). The Company’s maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus $843 million of unfunded commitments at December 31, 2022.
As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for the three most recent annual periods.
The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company’s proportionate share of the assets, liabilities, or earnings of such entities.
Aggregate total assets of these entities totaled $504.5 billion and $444.5 billion at December 31, 2022 and 2021, respectively. Aggregate total liabilities of these entities totaled $66.8 billion and $57.5 billion at December 31, 2022 and 2021, respectively. Aggregate net income (loss) of these entities totaled $5.4 billion, $87.8 billion and $8.4 billion for the years ended December 31, 2022, 2021 and 2020, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income (loss) and realized and unrealized investment gains (losses).
Variable Interest Entities
The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE’s primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party’s relationship with or involvement in the entity. There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2022 and 2021.
Unconsolidated VIEs
The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

	December 31,
	2022		2021
Asset Type	Carrying Amount	Maximum Exposure to Loss (1)	Carrying Amount	Maximum Exposure to Loss (1)
	(In millions)
Fixed maturity securities AFS (2)	$5,339	$5,339	$6,092	$6,092
Other limited partnership interests	1,091	1,613	999	1,538
Real estate joint ventures	96	96	151	151
Other invested assets	8	14	9	22
Total	$6,534	$7,062	$7,251	$7,803
______________
(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and the affiliated real estate joint ventures is equal to the carrying amounts plus any unfunded commitments.
(2)For variable interests in Structured Products included within fixed maturity securities AFS, the Company’s involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.
MTL-48

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
As described in Note 12, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2022, 2021 and 2020.
Net Investment Income
The composition of net investment income by asset type was as follows:

	Years Ended December 31,
Asset Type	2022	2021	2020
	(In millions)
Fixed maturity securities AFS	$986	$797	$631
Equity securities	—	1	1
Mortgage loans	340	210	156
Policy loans	83	82	89
Real estate and real estate joint ventures	19	14	33
Other limited partnership interests	71	333	48
Cash, cash equivalents and short-term investments	19	—	3
FVO Securities	(19)	44	43
Annuities funding structured settlement claims	323	330	319
Other	57	(28)	1
Subtotal investment income	1,879	1,783	1,324
Less: Investment expenses	95	36	63
Net investment income	$1,784	$1,747	$1,261

Net Investment Income (“NII”) Information
Net realized and unrealized gains (losses) recognized in NII:
Net realized gains (losses) from sales and disposals (primarily FVO Securities)	$—	$—	$8
Net unrealized gains (losses) from changes in estimated fair value (primarily FVO Securities)	(17)	53	46
Net realized and unrealized gains (losses) recognized in NII	$(17)	$53	$54

Changes in estimated fair value subsequent to purchase of FVO Securities still held at the end of the respective periods and recognized in NII:	$—	$44	$43

Equity method investments NII (primarily real estate joint ventures and other limited partnership interests)	$85	$342	$46
MTL-49

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Net Investment Gains (Losses)
Net Investment Gains (Losses) by Asset Type and Transaction Type
The composition of net investment gains (losses) by asset type and transaction type was as follows:

	Years Ended December 31,
Asset Type	2022	2021	2020
	(In millions)
Fixed maturity securities AFS	$(165)	$60	$8
Equity securities	—	2	(6)
Mortgage loans	(18)	(5)	10
Real estate and real estate joint ventures	211	1	—
Other limited partnership interests	6	—	(2)
Other gains (losses)	4	3	(16)
Total net investment gains (losses)	$38	$61	$(6)

Transaction Type
Realized gains (losses) on investments sold or disposed	$47	$69	$10
Recognized gains (losses):
Change in allowance for credit loss recognized in earnings	(9)	(14)	(11)
Unrealized net gains (losses) recognized in earnings	—	6	(5)
Net investment gains (losses)	$38	$61	$(6)

Net Investment Gains (Losses) (“NIGL”) Information
Net realized investment gains (losses) from sales and disposals of investments:
Recognized in NIGL	$47	$69	$10
Recognized in NII	—	—	8
Net realized investment gains (losses) from sales and disposals of investments	$47	$69	$18
Fixed Maturity Securities AFS - Composition of Net Investment Gains (Losses)
The composition of net investment gains (losses) for these securities is as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Proceeds	$6,708	$9,449	$5,710
Gross investment gains	$142	$172	$75
Gross investment losses	(315)	(103)	(67)
Realized gains (losses) on sales and disposals	(173)	69	8
Net credit loss (provision) release (change in ACL recognized in earnings)	8	(9)	—
Net investment gains (losses)	$(165)	$60	$8
MTL-50

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Related Party Investment Transactions
The Company transfers invested assets to and from affiliates. Invested assets transferred were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Estimated fair value of invested assets transferred to affiliates	$470	$690	$378
Amortized cost of invested assets transferred to affiliates	$350	$559	$378
Net investment gains (losses) recognized on transfers	$120	$131	$—
Estimated fair value of derivative liabilities transferred to affiliates	$64	$—	$—
Estimated fair value of invested assets transferred from affiliates	$473	$795	$393
Recurring related party investments and related net investment income were as follows at and for the periods ended:

		December 31,		Years Ended December 31,
		2022	2021	2022	2021	2020
Investment Type/Balance Sheet Category	Related Party	Carrying Value		Net Investment Income
		(In millions)
Affiliated investments (1)	MetLife, Inc.	$82	$97	$2	$2	$2
Other invested assets		$82	$97	$2	$2	$2
_________________
(1)Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2028 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.75% to 1.85%, respectively. In July 2021, ¥9.3 billion (the equivalent of $87 million) of 2.97% affiliated senior unsecured notes matured and were refinanced with the following senior unsecured notes: (i) ¥2.8 billion 1.75% due July 2028, (ii) ¥6.5 billion 1.85% due July 2031. In December 2021, a ¥1.4 billion (the equivalent of $13 million) 3.14% affiliated senior unsecured note matured and was refinanced with a ¥1.4 billion 1.85% affiliated senior note due December 2031.
As a structured settlements assignment company, the Company purchased annuities from an affiliate to fund the periodic structured settlement claim payment obligations it assumed. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate contract values of annuities funding structured settlement claims are recorded as an asset for which the Company has also recorded an unpaid claim obligation of equal amount. Such aggregated contract values were $5.3 billion and $5.4 billion at December 31, 2022 and 2021, respectively. The related net investment income and corresponding policyholder benefits and claims recognized were $323 million, $330 million and $319 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The Company receives investment administrative services from affiliates. The related investment administrative service charges were $55 million, $30 million and $27 million for the years ended December 31, 2022, 2021 and 2020, respectively.
See “— Variable Interest Entities” for information on investments in affiliated real estate joint ventures.
See “— Mortgage Loans — Mortgage Loans by Portfolio Segment” for discussion of mortgage loan participation agreements with affiliates.
MTL-51

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements

6. Derivatives
Accounting for Derivatives
See Note 1 for a description of the Company’s accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.
Derivative Strategies
The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.
Interest Rate Derivatives
The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions and futures.
Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.
The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.
In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.
Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.
A synthetic guaranteed interest contract (“GIC”) is a contract that simulates the performance of a traditional GIC through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or “wrap”) on the participant funds for an annual risk charge. The Company’s maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company’s risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are
MTL-52

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.
Foreign Currency Exchange Rate Derivatives
The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.
In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.
In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.
Credit Derivatives
The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the relevant third party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.
The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.
Equity Derivatives
The Company uses equity index options primarily to hedge against adverse changes in equity indices. The Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.
MTL-53

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
Primary Risks Managed by Derivatives
The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company’s derivatives, excluding embedded derivatives, held at:

	Primary Underlying Risk Exposure	December 31,
		2022			2021
			Estimated Fair Value			Estimated Fair Value
		Gross Notional Amount	Assets	Liabilities	Gross Notional Amount	Assets	Liabilities

		(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps	Interest rate	$107	$—	$23	$10	$—	$—
Foreign currency swaps	Foreign currency exchange rate	37	7	—	37	3	—
Subtotal		144	7	23	47	3	—
Cash flow hedges:
Interest rate swaps	Interest rate	345	—	23	15	—	—
Foreign currency swaps	Foreign currency exchange rate	3,845	470	6	3,257	130	39
Subtotal		4,190	470	29	3,272	130	39
Total qualifying hedges		4,334	477	52	3,319	133	39
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	125	4	—	125	20	—
Interest rate caps	Interest rate	1,625	47	—	1,250	6	—
Interest rate floors	Interest rate	1,900	12	—	—	—	—
Interest rate futures	Interest rate	100	—	—	78	—	—
Interest rate options	Interest rate	371	5	—	—	—	—
Synthetic GICs	Interest rate	33,271	—	—	28,814	—	—
Foreign currency swaps	Foreign currency exchange rate	569	74	—	490	27	11
Foreign currency forwards	Foreign currency exchange rate	245	1	3	230	—	2
Credit default swaps - purchased	Credit	32	1	—	36	1	—
Credit default swaps - written	Credit	193	2	—	193	5	—
Equity index options	Equity market	—	—	—	148	—	80
Total non-designated or nonqualifying derivatives		38,431	146	3	31,364	59	93
Total		$42,765	$623	$55	$34,683	$192	$132
Based on gross notional amounts, a substantial portion of the Company’s derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2022 and 2021. The Company’s use of derivatives includes (i) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (ii) written credit default swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.
MTL-54

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
The Effects of Derivatives on the Consolidated Statements of Operations and Comprehensive Income (Loss)
The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

	Year Ended December 31, 2022
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$1	$—	$—	$(23)	N/A
Hedged items	(1)	—	—	23	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	4	—	—	—	N/A
Hedged items	(5)	—	—	—	N/A
Subtotal	(1)	—	—	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	$(34)
Amount of gains (losses) reclassified from AOCI into income	—	(10)	—	—	10
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	357
Amount of gains (losses) reclassified from AOCI into income	—	21	—	—	(21)
Foreign currency transaction gains (losses) on hedged items	—	(21)	—	—	—
Subtotal	—	(10)	—	—	312
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	—	28	—	N/A
Foreign currency exchange rate derivatives (1)	—	—	80	—	N/A
Credit derivatives — purchased (1)	—	—	5	—	N/A
Credit derivatives — written (1)	—	—	(2)	—	N/A
Equity derivatives (1)	16	—	—	—	N/A
Foreign currency transaction gains (losses) on hedged items	—	—	(30)	—	N/A
Subtotal	16	—	81	—	N/A
Earned income on derivatives	33	—	42	—	—
Embedded derivatives (2)	N/A	N/A	187	N/A	N/A
Total	$48	$(10)	$310	$—	$312
MTL-55

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)

	Year Ended December 31, 2021
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$—	$—	$—	N/A
Hedged items	—	—	—	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	1	—	—	N/A
Hedged items	(1)	—	—	N/A
Subtotal	—	—	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	$(1)
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	176
Amount of gains (losses) reclassified from AOCI into income	—	7	—	(7)
Foreign currency transaction gains (losses) on hedged items	—	(15)	—	—
Subtotal	—	(8)	—	168
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	—	(14)	N/A
Foreign currency exchange rate derivatives (1)	—	—	23	N/A
Credit derivatives — purchased (1)	—	—	—	N/A
Credit derivatives — written (1)	—	—	1	N/A
Equity derivatives (1)	(54)	—	3	N/A
Foreign currency transaction gains (losses) on hedged items	—	—	(6)	N/A
Subtotal	(54)	—	7	N//A
Earned income on derivatives	22	—	28	—
Embedded derivatives (2)	N/A	N/A	63	N/A
Total	$(32)	$(8)	$98	$168

MTL-56

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)

	Year Ended December 31, 2020
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$(1)	$—	$—	N/A
Hedged items	1	—	—	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	(2)	—	—	N/A
Hedged items	2	—	—	N/A
Subtotal	—	—	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	$1
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	(138)
Amount of gains (losses) reclassified from AOCI into income	—	(3)	—	3
Foreign currency transaction gains (losses) on hedged items	—	(16)	—	—
Subtotal	—	(19)	—	(134)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	—	(7)	N/A
Foreign currency exchange rate derivatives (1)	—	—	(25)	N/A
Credit derivatives — purchased (1)	—	—	(2)	N/A
Credit derivatives — written (1)	—	—	(3)	N/A
Equity derivatives (1)	(26)	—	—	N/A
Foreign currency transaction gains (losses) on hedged items	—	—	8	N/A
Subtotal	(26)	—	(29)	N/A
Earned income on derivatives	22	—	16	—
Embedded derivatives	N/A	N/A	(73)	N/A
Total	$(4)	$(19)	$(86)	$(134)
__________________
(1)Excludes earned income on derivatives.
Fair Value Hedges
The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.
The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

Balance Sheet Line Item	Carrying Amount of the Hedged Assets (Liabilities)		Cumulative Amount of Fair Value Hedging Adjustments Included in the Carrying Amount of Hedged Assets (Liabilities)
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	(In millions)
Fixed maturity securities AFS	$26	$29	$—	$—
Mortgage loans	$12	$17	$(1)	$—
Future policy benefits	$(53)	$—	23	$—
MTL-57

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
The Company has elected to record changes in estimated fair value of excluded components in earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
Cash Flow Hedges
The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets.
In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $8 million, $0 and $2 million for the years ended December 31, 2022, 2021 and 2020, respectively.
There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, at both December 31, 2022 and 2021.
At December 31, 2022 and 2021, the balance in AOCI associated cash flow hedges was $401 million and $89 million, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
At December 31, 2022, the Company expected to reclassify $56 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next 12 months.
Credit Derivatives
In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.
The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

	December 31,
	2022			2021
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Baa
Credit default swaps referencing indices	$2	$193	5.0	$5	$193	5.0
______________
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s Investors Service (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.
(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.
MTL-58

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
Credit Risk on Freestanding Derivatives
The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.
The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by the International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly Liquidation Authority under Title II of Dodd-Frank) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty’s bankruptcy. All of the Company’s ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, effective September 1, 2021, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third party custodians.
The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.
See Note 7 for a description of the impact of credit risk on the valuation of derivatives.
The estimated fair values of the Company’s net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

	December 31,
	2022		2021
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement	Assets	Liabilities	Assets	Liabilities
	(In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)	$639	$55	$194	$131
OTC-cleared (1)	2	—	5	—
Total gross estimated fair value of derivatives presented on the consolidated balance sheets (1)	641	55	199	131
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral	(32)	(32)	(56)	(56)
OTC-cleared	—	—	—	—
Cash collateral: (3), (4)
OTC-bilateral	(514)	—	(94)	—
OTC-cleared	(2)	—	(5)	—
Securities collateral: (5)
OTC-bilateral	(71)	(15)	(35)	(75)
OTC-cleared	—	—	—	—
Net amount after application of master netting agreements and collateral	$22	$8	$9	$—
______________
MTL-59

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
(1)At December 31, 2022 and 2021, derivative assets included income (expense) accruals reported in accrued investment income or in other liabilities of $18 million and $7 million, respectively, and derivative liabilities included (income) expense accruals reported in accrued investment income or in other liabilities of $0 and ($1) million, respectively.
(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.
(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the centralized clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.
(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2022 and 2021, the Company received excess cash collateral of $3 million and $21 million, respectively, and provided excess cash collateral of $2 million and $0, respectively.
(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2022, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2022 and 2021, the Company received excess securities collateral with an estimated fair value of $2 million and $62 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2022 and 2021, the Company provided excess securities collateral with an estimated fair value of $23 million and $17 million, respectively, for its OTC-bilateral derivatives, $7 million and $6 million, respectively, for its OTC-cleared derivatives, and $0 and $1 million, respectively, for its exchange-traded derivatives which are not included in the table above due to the foregoing limitation.
The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. All of the Company’s netting agreements for derivatives contain provisions that require both MTL and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody’s and S&P. If a party’s financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party’s reasonable valuation of the derivatives.
The following table presents the estimated fair value of the Company’s OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

	December 31,
	2022	2021
	Derivatives Subject to Financial Strength-Contingent Provisions
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$23	$75
Estimated fair value of collateral provided:
Fixed maturity securities AFS	$16	$80
______________
(1)After taking into consideration the existence of netting agreements.
MTL-60

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
Embedded Derivatives
The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.
The following table presents the estimated fair value and balance sheet location of the Company’s embedded derivatives that have been separated from their host contracts at:

		December 31,
	Balance Sheet Location	2022	2021
		(In millions)
Embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance	Other liabilities	$(124)	$57
Other guarantees	Policyholder account balances	—	4
Embedded derivatives within liability host contracts		$(124)	$61
7. Fair Value
When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.
Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company’s ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.
Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.
MTL-61

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
Recurring Fair Value Measurements
The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

	December 31, 2022
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$5,978	$1,941	$7,919
Foreign corporate	—	3,210	1,410	4,620
RMBS	—	2,911	110	3,021
ABS & CLO	—	1,876	383	2,259
Foreign government	—	1,540	27	1,567
U.S. government and agency	848	642	—	1,490
CMBS	—	1,297	55	1,352
Municipals	—	1,298	—	1,298
Total fixed maturity securities AFS	848	18,752	3,926	23,526
Short-term investments	458	45	—	503
Other investments	—	4	17	21
Derivative assets: (1)
Interest rate	—	68	—	68
Foreign currency exchange rate	—	552	—	552
Credit	—	3	—	3
Equity market	—	—	—	—
Total derivative assets	—	623	—	623
Separate account assets (2)	474	5,074	215	5,763
Total assets	$1,780	$24,498	$4,158	$30,436
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$46	$—	$46
Foreign currency exchange rate	—	9	—	9
Credit	—	—	—	—
Equity market	—	—	—	—
Total derivative liabilities	—	55	—	55
Embedded derivatives within liability host contracts (3)	—	—	(124)	(124)
Total liabilities	$—	$55	$(124)	$(69)
MTL-62

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)

	December 31, 2021
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$6,556	$1,942	$8,498
Foreign corporate	—	3,607	1,289	4,896
RMBS	—	2,684	252	2,936
ABS & CLO	—	1,895	400	2,295
Foreign government	—	1,931	44	1,975
U.S. government and agency	3,219	900	—	4,119
CMBS	—	1,387	103	1,490
Municipals	—	1,070	—	1,070
Total fixed maturity securities AFS	3,219	20,030	4,030	27,279
Short-term investments	272	17	—	289
Other investments	—	2	205	207
Derivative assets: (1)
Interest rate	—	24	2	26
Foreign currency exchange rate	—	160	—	160
Credit	—	6	—	6
Equity market	—	—	—	—
Total derivative assets	—	190	2	192
Separate account assets (2)	161	4,716	173	5,050
Total assets	$3,652	$24,955	$4,410	$33,017
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$—	$—	$—
Foreign currency exchange rate	—	52	—	52
Credit	—	—	—	—
Equity market	—	80	—	80
Total derivative liabilities	—	132	—	132
Embedded derivatives within liability host contracts (3)	—	—	61	61
Total liabilities	$—	$132	$61	$193
______________
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.
(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.
(3)Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.
MTL-63

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
The following describes the valuation methodologies used to measure assets and liabilities at fair value.
Investments
Securities, Short-term Investments and Other Investments
When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management’s judgment.
When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management’s judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such investments.
The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.
The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

Instrument		Level 2 Observable Inputs	Level 3 Unobservable Inputs
Fixed maturity securities AFS
U.S. corporate and Foreign corporate securities
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	illiquidity premium
	•	benchmark yields; spreads off benchmark yields; new issuances; issuer ratings	•	delta spread adjustments to reflect specific credit-related issues
	•	trades of identical or comparable securities; duration	•	credit spreads
	•	privately-placed securities are valued using the additional key inputs:	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
• market yield curve; call provisions
		• observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer	•	independent non-binding broker quotations
• delta spread adjustments to reflect specific credit-related issues
Foreign government securities, U.S. government and agency securities, and Municipals
	Valuation Approaches: Principally the market approach.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	independent non-binding broker quotations
	•	benchmark U.S. Treasury yield or other yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	the spread off the U.S. Treasury yield curve for the identical security
	•	issuer ratings and issuer spreads; broker-dealer quotations	•	credit spreads
	•	comparable securities that are actively traded
MTL-64

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)

Instrument	Level 2 Observable Inputs		Level 3 Unobservable Inputs
Structured Products
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market and income approaches.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	credit spreads
	•	spreads for actively traded securities; spreads off benchmark yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	expected prepayment speeds and volumes
	•	current and forecasted loss severity; ratings; geographic region	•	independent non-binding broker quotations
	•	weighted average coupon and weighted average maturity	•	credit ratings
	•	average delinquency rates; DSCR
	•	credit ratings
	•	issuance-specific information, including, but not limited to:
• collateral type; structure of the security; vintage of the loans
• payment terms of the underlying assets
• payment priority within the tranche; deal performance
Short-term investments and Other investments
	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above; while certain other investments are similar to equity securities. The valuation approaches and observable inputs used in their valuation are also similar to those described above. Other investments contain equity securities valued using quoted prices in markets that are not considered active.	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above, while certain other investments are similar to equity securities. The valuation approaches and unobservable inputs used in their valuation are also similar to those described above. Other investments contain equity securities that use key unobservable inputs such as credit ratings; issuance structures, in addition to those described above for fixed maturities AFS.
Separate account assets (1)
Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
	Key Input:		•	N/A
	•	quoted prices or reported net asset value provided by the fund managers
______________
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents. The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under “— Securities, Short-term Investments and Other Investments” and “— Derivatives — Freestanding Derivatives.”
Derivatives
The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.
The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such derivatives.
Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.
MTL-65

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.
Freestanding Derivatives
Level 2 Valuation Approaches and Key Inputs;
This level includes all types of derivatives utilized by the Company with the exception of derivatives with unobservable inputs as described in Level 3.
Level 3 Valuation Approaches and Key Inputs:
These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

Instrument		Interest Rate		Foreign Currency Exchange Rate		Credit		Equity Market
Inputs common to Level 2 by instrument type	•	swap yield curves	•	swap yield curves	•	swap yield curves	•	equity volatility (1)
	•	basis curves	•	basis curves	•	credit curves
	•	interest rate volatility (1)	•	currency spot rates	•	recovery rates
			•	cross currency basis curves
Level 3	•	interest rate volatility (1), (2)
______________
(1)Option-based only.
(2)Extrapolation beyond the observable limits of the curve(s).
Embedded Derivatives
Embedded derivatives are primarily included within funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.
The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in “— Investments — Securities, Short-term Investments and Other Investments.” The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.
MTL-66

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
Embedded Derivatives Within Liability Host Contracts
Level 3 Valuation Approaches and Key Inputs:
Embedded derivatives within funds withheld on ceded reinsurance
These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.
Transfers between Levels
Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.
Transfers into or out of Level 3:
Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

					December 31, 2022				December 31, 2021				Impact of Increase in Input on Estimated Fair Value (2)
		Valuation Techniques		Significant Unobservable Inputs	Range			Weighted Average (1)	Range			Weighted Average (1)
Fixed maturity securities AFS (3)
U.S. corporate and foreign corporate	•	Matrix pricing	•	Offered quotes (4)	—	-	106	84	1	-	138	106	Increase
	•	Market pricing	•	Quoted prices (4)	25	-	101	81	56	-	117	96	Increase
RMBS	•	Market pricing	•	Quoted prices (4)	55	-	100	93	68	-	121	100	Increase (5)
ABS & CLO	•	Market pricing	•	Quoted prices (4)	79	-	101	89	92	-	110	101	Increase (5)
Derivatives
Interest rate	•	Present value techniques	•	Volatility (6)	—%	-	—%	—%	1%	-	1%	1%	Increase (7)
______________
(1)The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives.
(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value.
(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.
(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.
(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.
MTL-67

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
(6)Ranges represent the underlying interest rate volatility quoted in percentage points. Since this valuation methodology uses an equivalent of LIBOR for secured overnight financing rate volatility, presenting a range is more representative of the unobservable input used in the valuation.
(7)Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.
Generally, all other classes of assets and liabilities classified within Level 3 that are not included above use the same valuation techniques and significant unobservable inputs as previously described for Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.
MTL-68

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
The following tables summarize the change of all assets (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities AFS
	Corporate (6)	Structured Products	Foreign Government	Other Investments	Net Derivatives (7)	Separate Accounts (8)	Net Embedded Derivatives (9)
	(In millions)
Balance, January 1, 2021	$2,089	$362	$44	$161	$—	$140	$(122)
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	5	3	—	44	1	21	63
Total realized/unrealized gains (losses) included in AOCI	(42)	6	—	—	—	—	—
Purchases (3)	1,363	470	—	—	1	12	—
Sales (3)	(111)	(72)	—	—	—	—	—
Issuances (3)	—	—	—	—	—	—	—
Settlements (3)	—	—	—	—	—	—	(2)
Transfers into Level 3 (4)	11	3	—	—	—	—	—
Transfers out of Level 3 (4)	(84)	(17)	—	—	—	—	—
Balance, December 31, 2021	$3,231	$755	$44	$205	$2	$173	$(61)
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	4	—	—	(18)	(2)	36	187
Total realized/unrealized gains (losses) included in AOCI	(887)	(65)	(17)	—	—	—	—
Purchases (3)	1,066	142	—	16	—	6	—
Sales (3)	(173)	(61)	—	(186)	—	—	—
Issuances (3)	—	—	—	—	—	—	—
Settlements (3)	—	—	—	—	—	—	(2)
Transfers into Level 3 (4)	141	19	—	—	—	—	—
Transfers out of Level 3 (4)	(31)	(242)	—	—	—	—	—
Balance, December 31, 2022	$3,351	$548	$27	$17	$—	$215	$124
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2020: (5)	$4	$2	$—	$35	$—	$—	$(73)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021: (5)	$3	$1	$—	$44	$1	$—	$63
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$4	$—	$—	$1	$—	$—	$187
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2020: (5)	$107	$5	$—	$—	$—	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2021: (5)	$(25)	$7	$—	$—	$—	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$(884)	$(65)	$(17)	$—	$—	$—	$—
Gains (Losses) Data for the year ended December 31, 2020:
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$4	$2	$—	$35	$—	$(5)	$(73)
Total realized/unrealized gains (losses) included in AOCI	$107	$5	$—	$—	$—	$—	$—
MTL-69

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
______________
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).
(2)Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.
(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.
(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.
(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).
(6)Comprised of U.S. and foreign corporate securities.
(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.
(8)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss). Separate account assets and liabilities are presented net for the purposes of the rollforward.
(9)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.
Fair Value of Financial Instruments Carried at Other Than Fair Value
The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.
The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2022
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$9,166	$—	$—	$8,303	$8,303
Policy loans	$1,604	$—	$—	$1,921	$1,921
Other invested assets	$155	$—	$155	$—	$155
Premiums, reinsurance and other receivables	$1,010	$—	$31	$954	$985
Liabilities
Policyholder account balances	$7,017	$—	$—	$6,866	$6,866
Long-term debt	$107	$—	$109	$—	$109
Separate account liabilities	$843	$—	$843	$—	$843
MTL-70

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)

	December 31, 2021
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$6,876	$—	$—	$7,096	$7,096
Policy loans	$1,647	$—	$—	$2,258	$2,258
Other invested assets	$150	$—	$145	$13	$158
Premiums, reinsurance and other receivables	$1,076	$—	$68	$1,124	$1,192
Liabilities
Policyholder account balances	$5,742	$—	$—	$6,063	$6,063
Long-term debt	$106	$—	$120	$—	$120
Separate account liabilities	$634	$—	$634	$—	$634
8. Long-term Debt
The Company’s long-term debt outstanding is comprised of a surplus note due in January 2024, which bears interest at a fixed rate of 7.63%. The outstanding balance of the surplus note was $107 million and $106 million at December 31, 2022 and 2021, respectively.
Payments of interest and principal on the Company’s surplus note are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.
Interest expense related to the surplus note, included in other expenses, was $9 million for each of the years ended December 31, 2022, 2021 and 2020.
9. Equity
Statutory Equity and Income
MTL prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance. The National Association of Insurance Commissioners (“NAIC”) has adopted the Codification of Statutory Accounting Principles (“Statutory Codification”). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of MTL.
The state of domicile of MTL imposes risk-based capital (“RBC”) requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company’s total adjusted capital, calculated in the manner prescribed by the NAIC (“TAC”), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC (“ACL RBC”), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“CAL RBC”). The CAL RBC ratios for MTL were in excess of 370% at both December 31, 2022 and 2021.
Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis. The impact of these prescribed accounting practices was ($23) million and $8 million on the statutory capital and surplus of MTL at December 31,2022 and 2021, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.
MTL-71

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Equity (continued)
In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MTL are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.
Statutory net income (loss) of MTL, a Nebraska domiciled insurer, was $232 million, $185 million and ($237) million at December 31, 2022, 2021 and 2020, respectively. Statutory capital and surplus was $1.9 billion and $1.6 billion at December 31, 2022 and 2021, respectively. All such amounts are derived from the statutory–basis financial statements as filed with the Nebraska Department of Insurance.
Dividend Restrictions
Under the Nebraska Insurance Code, MTL is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of MTL’s own securities. MTL will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Director of the Nebraska Department of Insurance (the “Nebraska Director”) and the Nebraska Director either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as “unassigned funds (surplus)” excluding unrealized capital gains) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Nebraska Insurance Code, the Nebraska Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.
MTL did not pay a dividend for the years ended December 31, 2022 and 2021. Under Nebraska Insurance Code, MTL has calculated that it may pay approximately $189 million to MetLife, Inc. without prior regulatory approval by the end of 2023.
MTL-72

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Equity (continued)
Accumulated Other Comprehensive Income (Loss)
Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets	Unrealized Gains (Losses) on Derivatives	Foreign Currency Translation Adjustments	Other	Total
	(In millions)
Balance at December 31, 2019	$848	$44	$(4)	$(9)	$879
OCI before reclassifications	635	(137)	2	(1)	499
Deferred income tax benefit (expense)	(134)	29	—	—	(105)
AOCI before reclassifications, net of income tax	1,349	(64)	(2)	(10)	1,273
Amounts reclassified from AOCI	(7)	3	—	1	(3)
Deferred income tax benefit (expense)	2	(1)	—	—	1
Amounts reclassified from AOCI, net of income tax	(5)	2	—	1	(2)
Balance at December 31, 2020	1,344	(62)	(2)	(9)	1,271
OCI before reclassifications	(601)	175	—	(1)	(427)
Deferred income tax benefit (expense)	126	(37)	—	—	89
AOCI before reclassifications, net of income tax	869	76	(2)	(10)	933
Amounts reclassified from AOCI	(67)	(7)	—	1	(73)
Deferred income tax benefit (expense)	14	2	—	—	16
Amounts reclassified from AOCI, net of income tax	(53)	(5)	—	1	(57)
Balance at December 31, 2021	816	71	(2)	(9)	876
OCI before reclassifications	(5,160)	323	(19)	1	(4,855)
Deferred income tax benefit (expense)	1,084	(68)	3	—	1,019
AOCI before reclassifications, net of income tax	(3,260)	326	(18)	(8)	(2,960)
Amounts reclassified from AOCI	179	(11)	—	1	169
Deferred income tax benefit (expense)	(37)	2	—	—	(35)
Amounts reclassified from AOCI, net of income tax	142	(9)	—	1	134
Balance at December 31, 2022	$(3,118)	$317	$(18)	$(7)	$(2,826)
For information on offsets to investments related to policyholder liabilities, DAC and VOBA, see “— Net Unrealized Investment Gains (Losses).”
MTL-73

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Equity (continued)
Information regarding amounts reclassified out of each component of AOCI was as follows:

	Years Ended December 31,
	2022	2021	2020
AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)	$(177)	$68	$9	Net investment gains (losses)
Net unrealized investment gains (losses)	—	(1)	(2)	Net investment income
Net unrealized investment gains (losses)	(2)	—	—	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(179)	67	7
Income tax (expense) benefit	37	(14)	(2)
Net unrealized investment gains (losses), net of income tax	(142)	53	5
Unrealized gains (losses) on derivatives - cash flow hedges:
Interest rate derivatives	(10)	—	—	Net investment gains (losses)
Foreign currency exchange rate derivatives	21	7	(3)	Net investment gains (losses)
Gains (losses) on cash flow hedges, before income tax	11	7	(3)
Income tax (expense) benefit	(2)	(2)	1
Gains (losses) on cash flow hedges, net of income tax	9	5	(2)
Other	(1)	(1)	(1)	Other expenses
Total reclassifications, net of income tax	$(134)	$57	$2
Net Unrealized Investment Gains (Losses)
Unrealized investment gains (losses) on fixed maturity securities AFS, derivatives and other investments and the effect on policyholder liabilities, DAC and VOBA that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.
The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Fixed maturity securities AFS	$(4,031)	$1,537	$2,412
Derivatives	401	89	(79)
Other	1	1	1
Subtotal	(3,629)	1,627	2,334
Amounts allocated from:
Policyholder liabilities	—	(397)	(566)
DAC and VOBA	83	(107)	(145)
Subtotal	83	(504)	(711)
Deferred income tax benefit (expense)	745	(236)	(341)
Net unrealized investment gains (losses)	$(2,801)	$887	$1,282
MTL-74

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Other Expenses
Information on other expenses was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
General and administrative expenses (1)	$148	$42	$50
Premium taxes, other taxes, and licenses & fees	25	18	25
Commissions and other variable expenses	216	34	111
Capitalization of DAC	(41)	(40)	(41)
Amortization of DAC and VOBA	51	87	78
Interest expense on debt	9	9	9
Other	2	2	2
Total other expenses	$410	$152	$234
__________________
(1)Includes $27 million, ($17) million and ($25) million for the years ended December 31, 2022, 2021 and 2020, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.
Capitalization of DAC and Amortization of DAC and VOBA
See Note 3 for additional information on DAC and VOBA including impacts of capitalization and amortization.
Expenses related to Debt
See Note 8 for additional information on interest expense on debt.
Affiliated Expenses
See Notes 4 and 13 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.
11. Income Tax
The provision for income tax was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Current:
U.S. federal	$90	$8	$76
U.S. state and local	—	1	—
Subtotal	90	9	76
Deferred:
U.S. federal	72	148	(61)
Provision for income tax expense (benefit)	$162	$157	$15

MTL-75

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Income Tax (continued)
The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Tax provision at U.S. statutory rate	$153	$161	$16
Tax effect of:
Dividend received deduction	(1)	(1)	(1)
Tax-exempt income	6	(4)	(5)
Other, net	4	1	5
Provision for income tax expense (benefit)	$162	$157	$15
Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2022	2021
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$1,024	$1,048
Net operating loss carryforwards (1)	4	4
Employee benefits	4	5
DAC	17	—
Net unrealized investment losses	749	—
Other	73	—
Total gross deferred income tax assets	1,871	1,057
Less: Valuation allowance	4	4
Total net deferred income tax assets	1,867	1,053
Deferred income tax liabilities:
Investments, including derivatives	1,266	987
Intangibles	6	7
DAC	—	8
Net unrealized investment gains	—	235
Other	—	133
Total deferred income tax liabilities	1,272	1,370
Net deferred income tax asset (liability)	$595	$(317)
______________
(1)The Company has recorded a deferred tax asset of $4 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2022. U.S. state net operating loss carryforwards will expire between 2029 and 2041, whereas others have an unlimited carryforward period.
The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to (from) MetLife, Inc. included $33 million and ($33) million at December 31, 2022 and 2021, respectively.
MTL-76

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Income Tax (continued)
The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under continuous examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2017.
12. Contingencies and Commitments
Contingencies
Litigation
Various litigation, claims or assessments against the Company may arise in the course of the Company’s business. Further, state insurance regulatory and other federal and state authorities may make inquiries and conduct investigations concerning the Company’s compliance with applicable insurance and other laws and regulations.
It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. It is possible in certain cases that an adverse outcome could have a material effect upon the Company’s financial position.
On an annual basis, management reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s financial statements. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
Pitt v. Metropolitan Tower Life, Inc., et al. (S.D. Cal., filed April 10, 2020)
In this putative class action, plaintiff alleges that the Company failed to comply with California statutes regarding lapse notice requirements for life insurance policies issued or delivered in the state. She seeks to represent a class of all past, present, and future owners and beneficiaries of the Company’s individual life insurance policies in force on or after January 1, 2013 and governed by the relevant California statutes, where the policies underwent or will undergo lapse, termination, and/or reinstatement without the Company providing written notice of an actual 60-day grace period, a 30-day notice of impending lapse and termination, and/or an annual notice of a right to designate at least one other person to receive lapse-related communications. Plaintiff seeks declaratory and injunctive relief, as well as unspecified compensatory and punitive damages, and other relief. The Court denied plaintiff’s motion to certify the class, which is subject to appeal upon a final judgment. The lawsuit continues as an individual claim, but has been stayed pending the outcome of potentially relevant appellate cases.
Commitments
Mortgage Loan Commitments
The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $520 million and $861 million at December 31, 2022 and 2021, respectively.
Commitments to Fund Private Corporate Bond Investments and Partnership Investments
The Company commits to lend funds under private corporate bond investments and partnership investments. The amounts of these unfunded commitments were $1.2 billion at both December 31, 2022 and 2021.
MTL-77

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
13. Related Party Transactions
Service Agreements
The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $96 million, $80 million and $76 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The Company had net payables to affiliates, related to the items discussed above, of $2 million and $4 million at December 31, 2022 and 2021, respectively.
See Notes 4, 5 and 9 for additional information on related party transactions.
14. Subsequent Events
The Company has evaluated events subsequent to December 31, 2022, through April 7, 2023, which is the date these consolidated financial statements were available to be issued and has determined there are no material subsequent events requiring adjustments to or disclosures in the financial statements.
MTL-78